EXHIBIT 99.5

Option One Mortgage Loan Trust 2006-1
Available Funds Schedules

FRM PPC:             50%
ARM PPC:            150%
Enable Call:         Yes

(1) Assumes the 1-month LIBOR remains constant at 20.000%.
(2) Assumes the 6-month LIBOR remains constant at 20.000%.

      - The Effective Net WAC Rate is calculated as the Net WAC Rate plus the percentage calculated as cashflow from the Yield Maintenance Agreement expressed on a Actual/360 annual rate assuming the bond balances as the denominator.

                                            (1)(2)            (1)(2)
                                            NetWac          Effective
Period       1 Mo LIBOR     6 Mo LIBOR       Cap           NetWac Rate
------       ----------     ----------      ------         -----------
   1           4.47000        4.70700        9.22              9.22
   2          20.00000       20.00000        7.24             22.43
   3          20.00000       20.00000        6.54             22.20
   4          20.00000       20.00000        6.76             22.23
   5          20.00000       20.00000        6.55             22.13
   6          20.00000       20.00000        6.76             22.14
   7          20.00000       20.00000        6.55             22.02
   8          20.00000       20.00000        6.55             21.96
   9          20.00000       20.00000        6.77             21.95
  10          20.00000       20.00000        6.55             21.80
  11          20.00000       20.00000        6.68             21.68
  12          20.00000       20.00000        6.46             21.53
  13          20.00000       20.00000        6.46             21.43
  14          20.00000       20.00000        7.16             21.55
  15          20.00000       20.00000        6.47             21.23
  16          20.00000       20.00000        6.69             21.20
  17          20.00000       20.00000        6.47             21.02
  18          20.00000       20.00000        6.69             20.99
  19          20.00000       20.00000        6.48             20.80
  20          20.00000       20.00000        6.48             20.69
  21          20.00000       20.00000        6.70             20.64
  22          20.00000       20.00000        7.37             21.25
  23          20.00000       20.00000        8.26             21.72
  24          20.00000       20.00000        7.89             21.17
  25          20.00000       20.00000        7.79             20.73
  26          20.00000       20.00000        8.25             20.67
  27          20.00000       20.00000        7.69             20.18
  28          20.00000       20.00000        8.14             20.32
  29          20.00000       20.00000        7.99             20.10
  30          20.00000       20.00000        8.22             20.01
  31          20.00000       20.00000        7.67             19.38
  32          20.00000       20.00000        7.64             19.14
  33          20.00000       20.00000        7.86             19.05
  34          20.00000       20.00000        7.77             18.69
  35          20.00000       20.00000        8.12             18.59
  36          20.00000       20.00000        7.81             18.13
  37          20.00000       20.00000        7.77             17.86
  38          20.00000       20.00000        8.55             18.16
  39          20.00000       20.00000        7.68             17.24
  40          20.00000       20.00000        8.04             17.22
  41          20.00000       20.00000        7.84             16.77
  42          20.00000       20.00000        8.05             16.69
  43          20.00000       20.00000        7.74             16.25
  44          20.00000       20.00000        7.69             15.99
  45          20.00000       20.00000        7.90              7.90
  46          20.00000       20.00000        7.60              7.60
  47          20.00000       20.00000        7.81              7.81
  48          20.00000       20.00000        7.52              7.52
  49          20.00000       20.00000        7.47              7.47
  50          20.00000       20.00000        8.23              8.23
  51          20.00000       20.00000        7.39              7.39
  52          20.00000       20.00000        7.60              7.60
  53          20.00000       20.00000        7.32              7.32
  54          20.00000       20.00000        7.52              7.52
  55          20.00000       20.00000        7.25              7.25
  56          20.00000       20.00000        7.21              7.21
  57          20.00000       20.00000        7.42              7.42
  58          20.00000       20.00000        7.16              7.16
  59          20.00000       20.00000        7.38              7.38
  60          20.00000       20.00000        7.11              7.11
  61          20.00000       20.00000        7.08              7.08
  62          20.00000       20.00000        7.81              7.81
  63          20.00000       20.00000        7.02              7.02
  64          20.00000       20.00000        7.24              7.24
  65          20.00000       20.00000        6.98              6.98
  66          20.00000       20.00000        7.19              7.19
  67          20.00000       20.00000        6.93              6.93
  68          20.00000       20.00000        6.91              6.91
  69          20.00000       20.00000        7.11              7.11
  70          20.00000       20.00000        6.87              6.87
  71          20.00000       20.00000        7.08              7.08
  72          20.00000       20.00000        6.83              6.83
  73          20.00000       20.00000        6.81              6.81
  74          20.00000       20.00000        7.26              7.26
  75          20.00000       20.00000        6.78              6.78
  76          20.00000       20.00000        6.99              6.99
  77          20.00000       20.00000        6.75              6.75
  78          20.00000       20.00000        6.96              6.96
  79          20.00000       20.00000        6.72              6.72
  80          20.00000       20.00000        6.70              6.70
  81          20.00000       20.00000        0.00              0.00

1. CLTV/FICO Matrix (to total to 100%)


                        -------------------------------------------------------------------------------------------------
                                                                             LTV
                        -------------------------------------------------------------------------------------------------
                                         60 and
                                         below     61-65    66-70    71-75  76-80   81-85   86-90   91-95  96-100   Total
                        -------------------------------------------------------------------------------------------------
FIXED        FICO       NA               0.01%     0.00%    0.01%    0.00%  0.01%   0.00%   0.00%   0.01%   0.01%   0.05%
                        -------------------------------------------------------------------------------------------------
                        500 - 519        0.08%     0.07%    0.07%    0.06%  0.19%   0.01%   0.02%   0.01%   0.00%   0.51%
                        -------------------------------------------------------------------------------------------------
                        520 - 539        0.13%     0.05%    0.07%    0.05%  0.14%   0.01%   0.05%   0.03%   0.00%   0.53%
                        -------------------------------------------------------------------------------------------------
                        540 - 559        0.17%     0.09%    0.08%    0.09%  0.21%   0.06%   0.05%   0.04%   0.00%   0.79%
                        -------------------------------------------------------------------------------------------------
                        560 - 579        0.18%     0.12%    0.14%    0.10%  0.28%   0.12%   0.14%   0.07%   0.09%   1.22%
                        -------------------------------------------------------------------------------------------------
                        580 - 599        0.19%     0.16%    0.19%    0.20%  0.57%   0.19%   0.16%   0.10%   0.39%   2.14%
                        -------------------------------------------------------------------------------------------------
                        600 - 619        0.26%     0.23%    0.33%    0.22%  0.49%   0.24%   0.21%   0.15%   0.45%   2.58%
                        -------------------------------------------------------------------------------------------------
                        620 - 639        0.25%     0.19%    0.19%    0.27%  0.77%   0.29%   0.32%   0.19%   0.51%   2.98%
                        -------------------------------------------------------------------------------------------------
                        640 - 659        0.22%     0.18%    0.21%    0.22%  0.48%   0.21%   0.36%   0.13%   0.48%   2.50%
                        -------------------------------------------------------------------------------------------------
                        660 - 679        0.20%     0.05%    0.13%    0.16%  0.60%   0.19%   0.27%   0.24%   0.46%   2.30%
                        -------------------------------------------------------------------------------------------------
                        680 - 699        0.20%     0.12%    0.17%    0.08%  0.62%   0.22%   0.37%   0.14%   0.40%   2.33%
                        -------------------------------------------------------------------------------------------------
                        700 - 719        0.13%     0.12%    0.06%    0.22%  0.59%   0.19%   0.25%   0.05%   0.20%   1.83%
                        -------------------------------------------------------------------------------------------------
                        720 - 739        0.08%     0.02%    0.08%    0.09%  0.29%   0.06%   0.21%   0.06%   0.15%   1.04%
                        -------------------------------------------------------------------------------------------------
                        740 - 759        0.12%     0.02%    0.08%    0.05%  0.18%   0.05%   0.10%   0.01%   0.10%   0.72%
                        -------------------------------------------------------------------------------------------------
                        760 - 779        0.08%     0.01%    0.07%    0.04%  0.09%   0.02%   0.13%   0.00%   0.06%   0.51%
                        -------------------------------------------------------------------------------------------------
                        780 - 799        0.08%     0.00%    0.02%    0.00%  0.07%   0.02%   0.04%   0.00%   0.04%   0.28%
                        -------------------------------------------------------------------------------------------------
                        800 - 819        0.01%     0.01%    0.00%    0.00%  0.00%   0.00%   0.01%   0.00%   0.00%   0.04%
                        -------------------------------------------------------------------------------------------------
                        Total            2.39%     1.45%    1.89%    1.87%  5.57%   1.89%   2.70%   1.23%   3.34%  22.33%
-------------------------------------------------------------------------------------------------------------------------
ARM          FICO       NA               0.02%     0.02%    0.04%    0.07%  0.09%   0.01%   0.02%   0.03%   0.00%   0.31%
                        -------------------------------------------------------------------------------------------------
                        500 - 519        0.51%     0.53%    0.55%    0.79%  1.68%   0.21%   0.25%   0.18%   0.00%   4.70%
                        -------------------------------------------------------------------------------------------------
                        520 - 539        0.48%     0.38%    0.50%    0.61%  1.44%   0.19%   0.33%   0.30%   0.00%   4.25%
                        -------------------------------------------------------------------------------------------------
                        540 - 559        0.62%     0.61%    0.43%    0.66%  1.39%   0.45%   0.40%   0.30%   0.01%   4.87%
                        -------------------------------------------------------------------------------------------------
                        560 - 579        0.64%     0.36%    0.66%    0.65%  1.87%   0.48%   1.09%   0.35%   0.03%   6.12%
                        -------------------------------------------------------------------------------------------------
                        580 - 599        0.44%     0.48%    0.53%    0.83%  3.75%   1.04%   1.18%   0.81%   0.12%   9.17%
                        -------------------------------------------------------------------------------------------------
                        600 - 619        0.47%     0.44%    0.65%    0.60%  3.65%   1.44%   1.62%   0.87%   0.38%  10.10%
                        -------------------------------------------------------------------------------------------------
                        620 - 639        0.39%     0.30%    0.35%    0.52%  3.54%   1.05%   2.43%   1.13%   0.40%  10.10%
                        -------------------------------------------------------------------------------------------------
                        640 - 659        0.27%     0.15%    0.25%    0.43%  3.18%   0.78%   1.87%   0.86%   0.36%   8.15%
                        -------------------------------------------------------------------------------------------------
                        660 - 679        0.13%     0.13%    0.18%    0.20%  2.59%   0.43%   1.43%   0.76%   0.23%   6.07%
                        -------------------------------------------------------------------------------------------------
                        680 - 699        0.12%     0.07%    0.19%    0.25%  2.57%   0.40%   1.28%   0.60%   0.20%   5.68%
                        -------------------------------------------------------------------------------------------------
                        700 - 719        0.10%     0.04%    0.05%    0.08%  1.50%   0.20%   0.79%   0.52%   0.04%   3.32%
                        -------------------------------------------------------------------------------------------------
                        720 - 739        0.03%     0.02%    0.04%    0.11%  1.08%   0.13%   0.55%   0.34%   0.05%   2.35%
                        -------------------------------------------------------------------------------------------------
                        740 - 759        0.00%     0.05%    0.02%    0.03%  0.51%   0.07%   0.28%   0.17%   0.06%   1.20%
                        -------------------------------------------------------------------------------------------------
                        760 - 779        0.04%     0.00%    0.01%    0.06%  0.26%   0.03%   0.28%   0.10%   0.03%   0.81%
                        -------------------------------------------------------------------------------------------------
                        780 - 799        0.01%     0.01%    0.01%    0.02%  0.20%   0.01%   0.07%   0.02%   0.04%   0.38%
                        -------------------------------------------------------------------------------------------------
                        800 - 819        0.00%     0.00%    0.00%    0.00%  0.06%   0.00%   0.02%   0.00%   0.01%   0.08%
                        -------------------------------------------------------------------------------------------------
                                                                                                                    0.31%
                        -------------------------------------------------------------------------------------------------
                        Total            4.26%     3.59%    4.46%    5.89% 29.35%   6.90%  13.90%   7.35%   1.95%  77.67%
-------------------------------------------------------------------------------------------------------------------------

2. Effective CLTV/FICO Matrix (to total to 100%)


                        -------------------------------------------------------------------------------------------------
                                                                             LTV
                        -------------------------------------------------------------------------------------------------
                                         60 and
                                         below     61-65    66-70    71-75  76-80   81-85   86-90   91-95  96-100   Total
                        -------------------------------------------------------------------------------------------------
FIXED        FICO       NA               0.01%     0.00%    0.01%    0.00%  0.01%   0.00%   0.00%   0.01%   0.01%   0.05%
                        -------------------------------------------------------------------------------------------------
                        500 - 519        0.39%     0.02%    0.01%    0.02%  0.06%   0.00%   0.00%   0.00%   0.00%   0.51%
                        -------------------------------------------------------------------------------------------------
                        520 - 539        0.41%     0.02%    0.01%    0.02%  0.05%   0.00%   0.02%   0.01%   0.00%   0.53%
                        -------------------------------------------------------------------------------------------------
                        540 - 559        0.60%     0.03%    0.04%    0.01%  0.07%   0.01%   0.01%   0.02%   0.00%   0.79%
                        -------------------------------------------------------------------------------------------------
                        560 - 579        0.88%     0.03%    0.03%    0.04%  0.08%   0.05%   0.01%   0.01%   0.09%   1.22%
                        -------------------------------------------------------------------------------------------------
                        580 - 599        1.51%     0.04%    0.03%    0.02%  0.08%   0.05%   0.02%   0.01%   0.38%   2.14%
                        -------------------------------------------------------------------------------------------------
                        600 - 619        1.57%     0.06%    0.13%    0.07%  0.12%   0.13%   0.04%   0.04%   0.41%   2.58%
                        -------------------------------------------------------------------------------------------------
                        620 - 639        1.98%     0.05%    0.05%    0.05%  0.10%   0.11%   0.04%   0.12%   0.48%   2.98%
                        -------------------------------------------------------------------------------------------------
                        640 - 659        1.76%     0.02%    0.07%    0.03%  0.04%   0.04%   0.06%   0.03%   0.46%   2.50%
                        -------------------------------------------------------------------------------------------------
                        660 - 679        1.48%     0.01%    0.01%    0.05%  0.08%   0.06%   0.07%   0.11%   0.45%   2.30%
                        -------------------------------------------------------------------------------------------------
                        680 - 699        1.61%     0.03%    0.04%    0.01%  0.07%   0.02%   0.13%   0.03%   0.39%   2.33%
                        -------------------------------------------------------------------------------------------------
                        700 - 719        1.38%     0.06%    0.02%    0.01%  0.10%   0.03%   0.01%   0.02%   0.20%   1.83%
                        -------------------------------------------------------------------------------------------------
                        720 - 739        0.70%     0.01%    0.06%    0.01%  0.08%   0.01%   0.00%   0.02%   0.15%   1.04%
                        -------------------------------------------------------------------------------------------------
                        740 - 759        0.53%     0.00%    0.00%    0.00%  0.06%   0.00%   0.02%   0.01%   0.10%   0.72%
                        -------------------------------------------------------------------------------------------------
                        760 - 779        0.41%     0.00%    0.00%    0.00%  0.02%   0.00%   0.01%   0.00%   0.06%   0.51%
                        -------------------------------------------------------------------------------------------------
                        780 - 799        0.24%     0.00%    0.00%    0.00%  0.00%   0.00%   0.00%   0.00%   0.04%   0.28%
                        -------------------------------------------------------------------------------------------------
                        800 - 819        0.03%     0.00%    0.00%    0.00%  0.00%   0.00%   0.00%   0.00%   0.00%   0.04%
                        -------------------------------------------------------------------------------------------------
                        Total           15.48%     0.38%    0.50%    0.34%  1.01%   0.52%   0.45%   0.43%   3.22%  22.33%
-------------------------------------------------------------------------------------------------------------------------
ARM          FICO       NA               0.02%     0.02%    0.04%    0.07%  0.09%   0.01%   0.02%   0.03%   0.00%   0.31%
                        -------------------------------------------------------------------------------------------------
                        500 - 519        2.69%     0.29%    0.33%    0.45%  0.70%   0.09%   0.07%   0.06%   0.00%   4.70%
                        -------------------------------------------------------------------------------------------------
                        520 - 539        2.79%     0.20%    0.20%    0.33%  0.57%   0.06%   0.06%   0.04%   0.00%   4.25%
                        -------------------------------------------------------------------------------------------------
                        540 - 559        3.52%     0.32%    0.15%    0.23%  0.44%   0.08%   0.07%   0.04%   0.00%   4.87%
                        -------------------------------------------------------------------------------------------------
                        560 - 579        4.73%     0.09%    0.26%    0.17%  0.48%   0.04%   0.26%   0.07%   0.02%   6.12%
                        -------------------------------------------------------------------------------------------------
                        580 - 599        5.71%     0.29%    0.22%    0.42%  1.15%   0.50%   0.47%   0.35%   0.05%   9.17%
                        -------------------------------------------------------------------------------------------------
                        600 - 619        6.24%     0.22%    0.38%    0.27%  1.18%   0.62%   0.65%   0.37%   0.19%  10.10%
                        -------------------------------------------------------------------------------------------------
                        620 - 639        6.99%     0.06%    0.16%    0.18%  0.88%   0.42%   0.55%   0.64%   0.22%  10.10%
                        -------------------------------------------------------------------------------------------------
                        640 - 659        5.86%     0.03%    0.07%    0.17%  0.64%   0.22%   0.39%   0.55%   0.21%   8.15%
                        -------------------------------------------------------------------------------------------------
                        660 - 679        4.39%     0.07%    0.05%    0.08%  0.41%   0.14%   0.33%   0.45%   0.15%   6.07%
                        -------------------------------------------------------------------------------------------------
                        680 - 699        4.15%     0.03%    0.08%    0.07%  0.50%   0.10%   0.20%   0.42%   0.15%   5.68%
                        -------------------------------------------------------------------------------------------------
                        700 - 719        2.53%     0.00%    0.00%    0.01%  0.27%   0.03%   0.10%   0.37%   0.02%   3.32%
                        -------------------------------------------------------------------------------------------------
                        720 - 739        1.64%     0.00%    0.03%    0.04%  0.19%   0.04%   0.10%   0.27%   0.04%   2.35%
                        -------------------------------------------------------------------------------------------------
                        740 - 759        0.92%     0.00%    0.01%    0.00%  0.04%   0.00%   0.04%   0.14%   0.04%   1.20%
                        -------------------------------------------------------------------------------------------------
                        760 - 779        0.62%     0.00%    0.00%    0.03%  0.07%   0.01%   0.00%   0.06%   0.02%   0.81%
                        -------------------------------------------------------------------------------------------------
                        780 - 799        0.27%     0.00%    0.01%    0.00%  0.05%   0.00%   0.02%   0.02%   0.01%   0.38%
                        -------------------------------------------------------------------------------------------------
                        800 - 819        0.08%     0.00%    0.00%    0.00%  0.00%   0.00%   0.00%   0.00%   0.00%   0.08%
                        -------------------------------------------------------------------------------------------------
                        Total           53.17%     1.62%    1.99%    2.54%  7.66%   2.36%   3.33%   3.88%   1.12%  77.67%
-------------------------------------------------------------------------------------------------------------------------

3. FICO/Geography (to total to 100%)

                FICO

                           <500    500-519  520-539  540-559  560-579    >580
                           ----    -------  -------  -------  -------    ----
Alabama                    0.01%    0.03%    0.04%    0.03%    0.05%     0.30%
Alaska                     0.00%    0.00%    0.00%    0.01%    0.00%     0.03%
Arizona                    0.00%    0.14%    0.12%    0.11%    0.12%     1.50%
Arkansas                   0.00%    0.01%    0.04%    0.02%    0.00%     0.11%
California                 0.05%    0.95%    0.64%    1.09%    1.29%    21.93%
Colorado                   0.01%    0.04%    0.06%    0.11%    0.08%     1.10%
Connecticut                0.01%    0.11%    0.12%    0.11%    0.18%     1.29%
Delaware                   0.00%    0.03%    0.03%    0.01%    0.01%     0.19%
District of Columbia       0.00%    0.01%    0.01%    0.00%    0.02%     0.21%
Florida                    0.03%    0.59%    0.52%    0.58%    1.05%     7.70%
Georgia                    0.01%    0.13%    0.13%    0.14%    0.17%     1.46%
Hawaii                     0.00%    0.00%    0.00%    0.02%    0.07%     1.15%
Idaho                      0.00%    0.00%    0.03%    0.01%    0.02%     0.20%
Illinois                   0.00%    0.26%    0.23%    0.17%    0.18%     1.46%
Indiana                    0.01%    0.01%    0.03%    0.03%    0.04%     0.49%
Iowa                       0.00%    0.01%    0.03%    0.02%    0.02%     0.15%
Kansas                     0.00%    0.01%    0.00%    0.00%    0.03%     0.10%
Kentucky                   0.00%    0.01%    0.02%    0.02%    0.03%     0.29%
Louisiana                  0.01%    0.01%    0.01%    0.01%    0.03%     0.17%
Maine                      0.00%    0.02%    0.06%    0.08%    0.03%     0.54%
Maryland                   0.01%    0.23%    0.19%    0.13%    0.26%     1.53%
Massachusetts              0.03%    0.20%    0.24%    0.37%    0.39%     5.43%
Michigan                   0.03%    0.16%    0.19%    0.18%    0.16%     1.45%
Minnesota                  0.00%    0.03%    0.03%    0.01%    0.04%     0.48%
Mississippi                0.00%    0.01%    0.01%    0.00%    0.01%     0.09%
Missouri                   0.01%    0.04%    0.04%    0.04%    0.05%     0.30%
Montana                    0.00%    0.00%    0.01%    0.00%    0.00%     0.08%
Nebraska                   0.00%    0.01%    0.00%    0.01%    0.01%     0.06%
Nevada                     0.00%    0.08%    0.02%    0.12%    0.16%     1.13%
New Hampshire              0.00%    0.04%    0.05%    0.03%    0.04%     0.69%
New Jersey                 0.02%    0.31%    0.27%    0.37%    0.42%     3.87%
New York                   0.04%    0.49%    0.38%    0.46%    0.56%     7.37%
North Carolina             0.01%    0.10%    0.06%    0.06%    0.10%     0.89%
North Dakota               0.00%    0.00%    0.00%    0.00%    0.01%     0.02%
Ohio                       0.01%    0.07%    0.10%    0.12%    0.13%     1.02%
Oklahoma                   0.01%    0.03%    0.03%    0.02%    0.03%     0.20%
Oregon                     0.00%    0.04%    0.04%    0.03%    0.07%     0.46%
Pennsylvania               0.01%    0.17%    0.08%    0.13%    0.23%     1.54%
Rhode Island               0.00%    0.05%    0.04%    0.07%    0.05%     1.07%
South Carolina             0.00%    0.03%    0.06%    0.04%    0.08%     0.34%
South Dakota               0.00%    0.00%    0.00%    0.01%    0.00%     0.03%
Tennessee                  0.00%    0.03%    0.03%    0.05%    0.06%     0.48%
Texas                      0.01%    0.35%    0.32%    0.37%    0.59%     2.87%
Utah                       0.00%    0.01%    0.03%    0.01%    0.04%     0.33%
Vermont                    0.00%    0.00%    0.00%    0.02%    0.04%     0.28%
Virginia                   0.02%    0.25%    0.31%    0.35%    0.27%     2.34%
Washington                 0.00%    0.03%    0.08%    0.06%    0.06%     1.29%
Wisconsin                  0.00%    0.09%    0.05%    0.04%    0.04%     0.59%
Wyoming                    0.00%    0.00%    0.01%    0.00%    0.01%     0.11%

4. Strats for Non Full Doc

5. Strats for IO

6. Strats for 2nd Lien

7. Strats for no MI

8. Strats for Cashout Refi

9. Strats for FICO

                                                                                  Grade
                                                                                  less
                  % of  average eff CLTV   eff CLTV  % full  % owner     Refi      than    ave   % below  % above         ave   DTI>
     FICO         pool    CLTV  above 80%  above 90%   doc     occ   Cash Out %     B     wac     100k     500k   % IO   DTI   45%
     ----         ----  ------- ---------  --------- ------  ------- ----------   -----   ---   -------  -------  ----   ---   ----
1. FICO <500      0.35%  75.51    21.22%    12.54%    71.94%  99.34%   54.82%     6.15%  9.04   30.43%    5.22%  2.55% 39.94 36.28%
2. FICO 500-519   5.20%  73.98     4.42%     1.22%    58.33%  97.95    81.53%    12.63%  9.01   10.33%    6.28%  0.91% 41.86 44.64%
3. FICO 520-540   5.05%  74.59     3.84%     1.10%    65.87%  97.05    77.73%     9.51%  8.94   11.50%    5.04%  1.46% 41.03 40.31%

10. Strats for effective CLTV>80%

                                                                                Grade
                                                                                less
                  % of  average FICO 550-   FICO   % full  % owner     Refi      than    ave   % below  % above          ave    DTI>
  Eff CLTV        pool    CLTV    600       < 550    doc     occ   Cash Out %     B     wac     100k     500k   % IO    DTI    45%
  --------        ----  ------- ---------  ------  ------  ------- ----------   -----   ---   -------  -------  ----    ---    ----
1. Eff CLTV 80-8  2.88%  84.52    23.74%    7.23%   61.18%  93.33%   74.91%      0.19%  7.91  12.51%    30.01% 46.10%  41.43  41.02%
2. Eff CLTV 85-9  3.77%  89.62    21.12%    5.72%   60.38%  87.93    71.93%      0.22%  7.60   7.54%    42.59% 61.66%  43.36  49.00%
3. Eff CLTV 90-9  4.31%  94.73    10.97%    4.10%   59.89%  77.14    52.57%      0.29%  8.04  10.71%    23.70% 58.83%  42.71  45.59%
4. Eff CLTV 95-1  4.34%  99.93    12.56%    0.35%   66.31%  98.75    25.40%      0.26%  9.86  56.59%     2.93% 15.74%  42.79  44.24%



11.  Strats for DTI >40%

                                                                               Grade
                                                                               less
                  % of  average FICO 550-  FICO   % full  % owner     Refi      than    ave   % below  % above          ave    DTI>
     DTI          pool    CLTV    600      < 550    doc     occ   Cash Out %     B     wac     100k     500k   % IO    DTI    45%
  --------        ----  ------- --------- ------  ------  ------- ----------   -----   ---   -------  -------  ----    ---    ----
1. DTI 40-44%     20.37% 81.25    19.46%   11.71%  43.88%  92.98%   57.91%     2.01%  7.63   8.42%     14.75% 28.23%  42.64    0.00%
2. DTI 45-50%     21.98% 81.24    21.19%   14.34%  46.65%  92.73    60.33%     2.51%  7.72   7.42%     18.34% 29.68%  47.47  100.00%
3. DTI > 50%      16.54% 80.75    24.50%   15.40%  80.90%  92.84    60.06%     2.60%  7.65   7.85%     14.84% 25.89%  53.20  100.00%


                  eff CLTV   eff CLTV
     DTI          above 80%  above 90%
  --------        ---------  ---------
1. DTI 40-44%       15.17%    8.93%
2. DTI 45-50%       15.18%    9.38%
3. DTI > 50%        21.60%   11.00%


12. Eff CLTV >90% ,IO, DTI>45% 1.44%

Sandelman Partners

                                 Data Requested

Deal Name
Principal Balance:                                             3,021,923,783.14
Originators (Over 5%)                     Option One Mortgage Corporation (100%)
Orig2(%)
Orig3(%)
Orig4(%)
Servicers (Over 5%)                       Option One Mortgage Corporation (100%)
Serv2(%)
Serv3(%)

MI (%)                                                                    62.00%

Number of Loans                                                          15,197
Avg Loan Balance                                                        198,850
FRM %                                                                     22.33%
ARM % (6mo/2yr/3yr/5yr/15yr)      77.67% (0.19% / 68.83% / 2.85% / 5.81%/ 0.03%)

IO %                                                                      25.98%
Wtd Avg IO Term (IO loans only)                                              60
Non-Zero Wtd Avg FICO (IO loans)                                            650

Wtd Avg Current Mortgage Rate (%)                                         7.694%
Non-Zero Wtd Avg Margin (%)                                               5.787%
Wtd Avg Initial Cap (%)                                                   2.974%
Wtd Avg Periodic Cap (%)                                                  1.000%
1st Lien %                                                                95.92%
2nd Lien                                                                   4.08%

Non-Zero Wtd Avg FICO                                                       625
FICO below 600 (inc. N/A)%                                                34.64%
 FICO below 550 (inc. N/A)%                                               13.39%

Wtd Avg Comb Orig LTV                                                     80.31%
% LTV > 80                                                                39.27%
% LTV > 90                                                                13.87%
% LTV > 95                                                                 5.29%

Silent 2nds %                                                             17.00%
CLTV including all silent 2nds (%)                                        83.62%

% Full Doc                                                                53.59%
% Stated Doc                                                              44.66%
% Lite                                                                     0.50%
% Business Bank Statements                                                 0.07%
% No Documentation                                                         1.17%

% Owner Occupied                                                          91.98%
% Cashout Refinance                                                       60.83%
% Purchase                                                                33.06%
% Rate Term Refinance                                                      6.11%

CA(%) 25.95%
FL(%) 10.48%
NY(%) 9.30%
IL(%) 2.29%

% Prepay Penalty                                                          73.38%

Wtd Avg Std Orig Term (mths)                                                359
Wtd Avg Std Rem Term (mths)                                                 356
WALA (mths)                                                                   3
Initial O/C (% of Cutoff Balance)                                          1.90%
Stepdown Target O/C (% of Outstanding Balance)                             3.80%
O/C Floor (% of Cutoff Balance)                                            0.50%

Bank of America [LOGO]
                                  OOMLT 2006-1
                                   Total Pool

3. FICO Score


                                                       Percent
                        Number                         of Loans              W.A.      W.A.
                          of           Aggregate         by       W.A.   Remaining  Combined   W.A.
                       Mortgage        Principal      Principal   Gross   Term to   Original  Credit
FICO Score               Loans          Balance        Balance   Coupon   Maturity     LTV     Score

810 to 814                  4      $    540,117.50       0.02     6.489     357       59.41     813
805 to 809                  3           724,051.49       0.02     6.960     357       83.60     806
800 to 804                  8         2,402,141.14       0.08     7.039     346       81.80     802
795 to 799                 13         3,251,161.07       0.11     6.782     357       84.48     798
790 to 794                 13         2,738,768.94       0.09     7.089     357       76.24     792
785 to 789                 21         6,013,191.08       0.20     6.580     357       81.75     787
780 to 784                 28         7,967,664.57       0.26     6.747     357       78.78     782
775 to 779                 32         7,752,453.06       0.26     6.759     357       78.70     777
770 to 774                 33         9,580,845.98       0.32     6.723     343       80.56     772
765 to 769                 47        11,748,622.18       0.39     6.891     357       84.83     767
760 to 764                 44        10,704,895.02       0.35     6.800     357       80.63     762
755 to 759                 46        12,409,968.22       0.41     6.648     357       79.96     757
750 to 754                 59        13,495,423.67       0.45     6.983     356       83.06     752
745 to 749                 60        14,825,924.89       0.49     6.693     356       83.33     747
740 to 744                 66        17,201,544.90       0.57     6.851     357       80.83     742
735 to 739                 63        16,810,256.18       0.56     6.648     354       83.79     737
730 to 734                 95        24,895,864.06       0.82     6.950     357       83.78     732
725 to 729                123        29,462,184.20       0.97     6.950     356       83.93     727
720 to 724                120        31,369,790.11       1.04     6.839     357       81.49     722
715 to 719                144        36,637,482.43       1.21     6.747     356       81.89     717
710 to 714                153        40,851,710.07       1.35     6.785     357       81.96     712
705 to 709                150        34,899,188.31       1.15     6.883     357       83.93     707
700 to 704                159        43,329,304.70       1.43     6.736     356       81.85     702
695 to 699                189        47,424,014.29       1.57     6.863     356       82.25     697
690 to 694                213        55,248,394.24       1.83     6.963     357       82.82     692
685 to 689                262        60,597,774.97       2.01     7.095     357       83.25     687
680 to 684                320        78,661,563.11       2.60     7.012     357       82.66     682
675 to 679                252        56,532,929.92       1.87     7.151     358       82.19     677
670 to 674                292        61,000,273.12       2.02     7.211     357       83.64     672
665 to 669                298        62,740,700.93       2.08     7.254     357       83.49     667
660 to 664                319        72,798,804.94       2.41     7.201     356       84.22     662
655 to 659                315        70,800,294.66       2.34     7.401     357       83.61     657

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                   Total Pool

650 to 654                327        67,561,591.51       2.24     7.344     357       81.51     652
645 to 649                393        87,718,886.92       2.90     7.438     357       82.72     647
640 to 644                458        95,840,261.21       3.17     7.407     356       82.37     642
635 to 639                483        98,300,062.72       3.25     7.512     356       82.49     637
630 to 634                460        97,381,199.54       3.22     7.479     356       82.11     632
625 to 629                495       101,647,689.39       3.36     7.493     357       82.63     627
620 to 624                525        98,088,056.05       3.25     7.561     356       82.20     622
615 to 619                495        89,426,335.15       2.96     7.673     357       80.78     617
610 to 614                506        91,643,499.55       3.03     7.682     357       80.67     612
605 to 609                513        95,179,655.92       3.15     7.834     356       80.43     607
600 to 604                593       106,867,851.92       3.54     7.809     357       80.62     602
595 to 599                458        76,128,471.34       2.52     7.994     357       80.40     597
590 to 594                501        85,226,813.27       2.82     7.964     356       80.00     592
585 to 589                560        94,301,933.77       3.12     7.976     355       79.01     587
580 to 584                517        86,174,774.93       2.85     7.981     357       80.29     582
575 to 579                342        57,034,410.09       1.89     8.178     356       77.85     577
570 to 574                339        53,697,139.11       1.78     8.335     356       79.23     572
565 to 569                263        49,510,631.08       1.64     8.069     356       75.35     567
560 to 564                318        61,554,806.16       2.04     8.160     356       75.55     562
555 to 559                217        40,626,061.50       1.34     8.607     357       75.98     557
550 to 554                202        37,814,830.16       1.25     8.490     357       73.68     552
545 to 549                243        44,683,504.28       1.48     8.669     356       74.24     547
540 to 544                259        47,750,521.12       1.58     8.694     357       73.10     542
535 to 539                214        35,387,617.29       1.17     8.911     356       74.26     537
530 to 534                205        34,697,792.71       1.15     9.155     354       75.98     532
525 to 529                192        35,559,472.33       1.18     8.920     357       74.61     527
520 to 524                216        38,797,015.14       1.28     8.939     357       74.19     522
515 to 519                232        42,803,340.35       1.42     8.946     357       74.54     517
510 to 514                220        39,493,074.92       1.31     9.024     357       74.00     512
505 to 509                211        36,506,354.14       1.21     9.019     356       72.13     507
500 to 504                205        38,460,062.28       1.27     9.079     357       75.08     502
Not Available              91        10,642,763.34       0.35     9.047     356       75.51       0
Total:                 15,197    $3,021,923,781.14     100.00     7.694     356       80.31     625

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                   Total Pool

26. Zip Code


                                        Percent
              Number                    of Loans             W.A.      W.A.
               of        Aggregate        by       W.A.   Remaining  Combined    W.A.
            Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Zip Code      Loans       Balance       Balance   Coupon   Maturity     LTV     Score

92880          15   $  6,784,481.20       0.22     6.569     357       87.10     650
11236          18      6,292,989.02       0.21     6.876     358       76.48     657
11208          14      5,060,610.19       0.17     7.516     358       82.23     644
02301          20      4,938,485.61       0.16     7.740     357       82.33     614
94531          10      4,860,705.62       0.16     6.658     358       81.32     619
92345          24      4,625,192.71       0.15     6.911     357       85.01     680
10466          13      4,366,250.57       0.14     7.701     358       83.14     638
95023           8      4,303,788.32       0.14     7.055     358       83.60     619
92336          12      4,217,823.13       0.14     6.701     357       82.71     616
94533          12      4,157,980.21       0.14     6.475     357       83.82     629
01841          16      4,037,782.95       0.13     7.248     357       85.20     680
94541           9      4,025,916.02       0.13     6.470     357       80.14     660
11420          13      3,997,916.46       0.13     7.478     357       76.43     617
92337          17      3,936,171.40       0.13     7.095     357       83.44     665
11434          15      3,916,363.63       0.13     7.321     358       80.23     616
22193          14      3,855,860.99       0.13     8.172     357       75.20     550
91761          14      3,824,828.83       0.13     6.849     357       79.53     625
11436          13      3,812,418.82       0.13     7.688     358       86.27     659
92392          17      3,806,788.05       0.13     7.142     357       83.37     642
94544          10      3,733,316.06       0.12     6.605     358       82.69     652
Other      14,913     2,933,368,113      97.07     7.712     356       80.26     625
Total:     15,197     $3,021,923,78     100.00     7.694     356       80.31     625

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Group 2 MI Loans

1. Statistical Cut-Off Balance


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
Statistical Cut-Off          Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Balance                       Loans       Balance        Balance   Coupon   Maturity     LTV     Score

$25,000.01 to $50,000.00         2   $     99,675.05       0.01     8.854     268       70.53     681
$50,000.01 to $75,000.00       101      6,310,204.07       0.82     8.921     357       82.42     608
$75,000.01 to $100,000.00      177     15,944,597.18       2.07     8.587     357       82.61     604
$100,000.01 to $125,000.00     254     28,760,403.64       3.74     8.263     358       81.76     612
$125,000.01 to $150,000.00     261     35,576,928.95       4.62     8.108     358       83.10     622
$150,000.01 to $175,000.00     174     28,189,557.87       3.66     7.813     358       83.44     630
$175,000.01 to $200,000.00     142     26,740,687.99       3.47     7.850     358       83.22     623
$200,000.01 to $225,000.00     167     35,490,034.62       4.61     7.700     358       82.55     632
$225,000.01 to $250,000.00     144     34,180,377.27       4.44     7.522     358       83.19     639
$250,000.01 to $275,000.00     116     30,263,860.55       3.93     7.162     358       82.27     643
$275,000.01 to $300,000.00     122     35,333,491.64       4.59     7.212     358       83.04     658
$300,000.01 to $325,000.00     105     32,844,738.17       4.27     7.016     358       82.18     662
$325,000.01 to $350,000.00      91     30,757,613.75       4.00     6.824     358       81.28     656
$350,000.01 to $375,000.00      79     28,445,692.20       3.70     7.105     357       83.48     643
$375,000.01 to $400,000.00      61     23,787,696.03       3.09     6.858     358       82.91     657
$400,000.01 to $425,000.00      73     30,416,124.19       3.95     6.907     358       82.58     642
$425,000.01 to $450,000.00     136     59,675,555.59       7.75     6.885     357       82.69     648
$450,000.01 to $475,000.00     103     47,653,397.58       6.19     6.715     358       81.39     653
$475,000.01 to $500,000.00     100     48,869,528.59       6.35     6.658     358       82.71     663
$500,000.01 to $525,000.00      72     36,858,905.45       4.79     6.752     358       81.90     664
$525,000.01 to $550,000.00      59     31,681,920.28       4.12     6.739     358       81.98     664
$550,000.01 to $575,000.00      61     34,155,894.16       4.44     6.768     357       82.81     653
$575,000.01 to $600,000.00      40     23,578,480.56       3.06     6.680     357       80.59     651
$600,000.01 to $625,000.00      29     17,801,406.63       2.31     6.715     357       81.63     664
$625,000.01 to $650,000.00      29     18,502,522.63       2.40     6.927     358       81.06     652
$650,000.01 to $675,000.00      17     11,314,540.47       1.47     6.892     358       84.16     671
$675,000.01 to $700,000.00      24     16,534,642.37       2.15     6.976     358       80.81     658
Total:                       2,739   $769,768,477.48     100.00     7.166     358       82.40     647

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Group 2 MI Loans

2. Current Mortgage Rate


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Current Mortgage Rate         Loans       Balance        Balance   Coupon   Maturity     LTV     Score

5.000% to 5.499%                43   $ 18,113,719.93       2.35     5.323     357       78.74     687
5.500% to 5.999%               232     95,862,513.05      12.45     5.836     357       79.63     689
6.000% to 6.499%               264    103,562,189.55      13.45     6.252     357       81.36     677
6.500% to 6.999%               479    165,897,687.81      21.55     6.751     358       81.44     664
7.000% to 7.499%               378    109,955,833.95      14.28     7.232     358       82.28     643
7.500% to 7.999%               464    119,475,651.16      15.52     7.743     358       83.29     626
8.000% to 8.499%               314     69,212,380.14       8.99     8.235     358       83.63     609
8.500% to 8.999%               287     46,741,846.26       6.07     8.719     358       85.78     598
9.000% to 9.499%               120     19,568,493.21       2.54     9.213     358       88.20     585
9.500% to 9.999%                93     13,055,020.85       1.70     9.734     357       88.63     564
10.000% to 10.499%              29      4,068,101.65       0.53    10.253     354       89.49     564
10.500% to 10.999%              28      3,443,019.75       0.45    10.705     358       90.78     544
11.000% to 11.499%               6        540,134.52       0.07    11.248     358       87.60     526
11.500% to 11.999%               2        271,885.65       0.04    11.670     358       90.14     552
Total:                       2,739   $769,768,477.48     100.00     7.166     358       82.40     647


3. FICO Score


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
FICO Score                    Loans       Balance        Balance   Coupon   Maturity     LTV     Score

801 to 850                       3   $  1,284,369.39       0.17     6.653     357       82.31     803
751 to 800                      96     32,503,501.89       4.22     6.513     357       81.87     770
701 to 750                     310    108,657,663.24      14.12     6.423     357       82.22     721
651 to 700                     660    211,646,409.35      27.49     6.785     357       82.54     675
601 to 650                     886    243,829,362.13      31.68     7.250     358       83.04     628
551 to 600                     587    126,003,263.93      16.37     7.945     358       81.79     581
501 to 550                     197     45,843,907.55       5.96     8.576     357       80.74     528
Total:                       2,739   $769,768,477.48     100.00     7.166     358       82.40     647

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]

                                  OOMLT 2006-1
                                Group 2 MI Loans

4. Original Combined LTV


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Original Combined LTV         Loans       Balance        Balance   Coupon   Maturity     LTV     Score

60.01% to 65.00%                57   $ 19,439,974.75       2.53     6.912     357       63.81     614
65.01% to 70.00%                93     31,280,344.10       4.06     6.791     357       68.79     631
70.01% to 75.00%               104     35,026,051.03       4.55     6.756     357       74.21     634
75.01% to 80.00%             1,582    407,249,041.27      52.91     7.046     358       79.84     652
80.01% to 85.00%               167     60,014,485.71       7.80     6.971     357       84.39     637
85.01% to 90.00%               455    150,447,657.35      19.54     7.274     357       89.65     654
90.01% to 95.00%               204     49,847,531.09       6.48     8.237     358       94.82     624
95.01% to 100.00%               77     16,463,392.18       2.14     8.494     357       99.73     653
Total:                       2,739   $769,768,477.48     100.00     7.166     358       82.40     647


5. Original Term


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Original Term                 Loans       Balance        Balance   Coupon   Maturity     LTV     Score

180                              2   $    143,656.89       0.02    10.180     178       74.50     570
240                              1         55,549.82       0.01     9.350     238       74.28     552
360                          2,736    769,569,270.77      99.97     7.165     358       82.40     647
Total:                       2,739   $769,768,477.48     100.00     7.166     358       82.40     647

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Group 2 MI Loans

6. Remaining Term


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Remaining Term                Loans       Balance        Balance   Coupon   Maturity     LTV     Score

176 to 180                       2   $    143,656.89       0.02    10.180     178       74.50     570
236 to 240                       1         55,549.82       0.01     9.350     238       74.28     552
351 to 355                      75     21,548,494.37       2.80     6.931     354       83.33     652
356 to 360                   2,661    748,020,776.40      97.17     7.172     358       82.37     647
Total:                       2,739   $769,768,477.48     100.00     7.166     358       82.40     647


7. FRM ARM


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
FRM                          Mortgage    Principal      Principal   Gross   Term to   Original  Credit
ARM                           Loans       Balance        Balance   Coupon   Maturity     LTV     Score
6ML                          2,351   $648,524,235.66      84.25     7.201     358       82.61     643
FIX                            388    121,244,241.82      15.75     6.977     357       81.27     666
Total:                       2,739   $769,768,477.48     100.00     7.166     358       82.40     647

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Group 2 MI Loans

8. Product Type


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Product Type                  Loans       Balance        Balance   Coupon   Maturity     LTV     Score
2/28 6 MO LIBOR              1,217   $276,682,357.93      35.94     7.678     358       83.44     624
2/28 6 MO LIBOR IO             516    191,572,782.90      24.89     6.668     357       81.98     668
Fixed Rate 30 Yr               315     91,126,917.75      11.84     7.012     357       80.54     667
5/25 6 MO LIBOR                229     50,924,625.14       6.62     7.382     358       81.55     640
5/25 6 MO LIBOR IO             136     47,913,247.66       6.22     6.431     357       80.17     675
2/28 6 MO LIBOR 40/30 Balloon  143     47,366,410.93       6.15     7.251     358       84.03     619
Fixed Rate 40/30 Balloon        40     16,675,265.56       2.17     6.993     358       85.29     656
Fixed Rate 30 Yr 5Yr IO         28     12,671,593.09       1.65     6.604     357       81.39     681
3/27 6 MO LIBOR                 44     11,458,312.32       1.49     7.320     357       82.91     649
5/25 6 MO LIBOR 40/30 Balloon   31     11,171,843.13       1.45     7.074     358       82.91     645
3/27 6 MO LIBOR IO              22      8,033,130.51       1.04     6.674     357       81.19     668
3/27 6 MO LIBOR 40/30 Balloon    9      2,521,414.75       0.33     7.186     358       79.91     621
6 MO LIBOR 40/30 Balloon         2        691,141.23       0.09     6.797     357       88.10     660
Fixed Rate 30 Yr Rate            3        665,136.11       0.09     8.448     358       79.67     510
Reduction
15/15 6 MO LIBOR                 1         95,091.76       0.01     8.825     358       80.00     669
2/13 6 MO LIBOR                  1         93,877.40       0.01    10.350     178       80.00     516
Fixed Rate 20 Yr                 1         55,549.82       0.01     9.350     238       74.28     552
Fixed Rate 15 Yr                 1         49,779.49       0.01     9.860     178       64.13     673
Total:                       2,739   $769,768,477.48     100.00     7.166     358       82.40     647


9. Interest Only Loans


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Interest Only Loans           Loans       Balance        Balance   Coupon   Maturity     LTV     Score
Interest Only                  702   $260,190,754.16      33.80     6.621     357       81.60     670
Not Interest Only            2,037    509,577,723.32      66.20     7.444     358       82.80     635
Total:                       2,739   $769,768,477.48     100.00     7.166     358       82.40     647

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Group 2 MI Loans

10. Prepayment Penalty Term (Months)


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
 Prepayment Penalty          Mortgage    Principal      Principal   Gross   Term to   Original  Credit
 Term (Months)                Loans       Balance        Balance   Coupon   Maturity     LTV     Score
 0                             534   $155,256,040.08      20.17     7.543     357       83.07     644
12                             242     93,148,935.42      12.10     6.986     358       82.70     664
24                           1,392    358,164,368.67      46.53     7.175     358       82.70     638
30                               7      1,668,858.54       0.22     7.447     357       83.28     677
36                             563    161,418,392.56      20.97     6.883     357       80.88     659
60                               1        111,882.21       0.01     9.200     358       80.00     617
Total:                       2,739   $769,768,477.48     100.00     7.166     358       82.40     647


11. LIEN


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
LIEN                          Loans       Balance        Balance   Coupon   Maturity     LTV     Score
1                            2,739   $769,768,477.48     100.00     7.166     358       82.40     647
Total:                       2,739   $769,768,477.48     100.00     7.166     358       82.40     647

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Group 2 MI Loans

12. Documentation


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Documentation                 Loans       Balance        Balance   Coupon   Maturity     LTV     Score
Stated Income                1,142   $401,956,620.20      52.22     7.039     357       82.05     662
Documentation
Full Documentation           1,539    352,549,636.49      45.80     7.299     358       82.77     627
No Documentation                51     11,943,795.44       1.55     7.449     358       83.61     713
Lite Documentation               6      2,678,425.35       0.35     7.717     358       79.30     626
Business Bank Statements         1        640,000.00       0.08     6.300     358       80.00     638
Total:                       2,739   $769,768,477.48     100.00     7.166     358       82.40     647


13. Loan Purpose


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Loan Purpose                  Loans       Balance        Balance   Coupon   Maturity     LTV     Score
Purchase                     1,963   $473,827,733.12      61.55     7.348     358       83.17     650
Cash Out Refinance             705    268,510,027.69      34.88     6.876     357       81.12     642
Rate/Term Refinance             71     27,430,716.67       3.56     6.855     357       81.51     640
Total:                       2,739   $769,768,477.48     100.00     7.166     358       82.40     647

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Group 2 MI Loans

14. Property Type


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Property Type                 Loans       Balance        Balance   Coupon   Maturity     LTV     Score
Single Family Detached       2,047   $572,703,996.14      74.40     7.125     358       82.25     645
PUD Detached                   318     87,069,281.74      11.31     7.292     358       82.42     635
2-4 Units Detached             108     34,080,215.09       4.43     7.211     358       83.43     676
Condo Low-Rise Attached        119     32,526,666.51       4.23     7.490     357       82.77     649
Single Family Attached          66     16,926,758.24       2.20     7.095     357       81.36     658
2-4 Units Attached              26     11,223,474.48       1.46     7.028     357       83.95     693
PUD Attached                    37      9,483,593.22       1.23     7.187     357       83.37     630
Condo High-Rise                 18      5,754,492.06       0.75     7.693     357       86.24     656
Attached
Total:                       2,739   $769,768,477.48     100.00     7.166     358       82.40     647


15. Occupancy


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Occupancy                     Loans       Balance        Balance   Coupon   Maturity     LTV     Score
Primary                      2,670   $749,438,452.55      97.36     7.155     358       82.42     646
Non-owner                       50     13,962,740.97       1.81     7.805     357       80.29     680
Second Home                     19      6,367,283.96       0.83     7.091     357       83.58     685
Total:                       2,739   $769,768,477.48     100.00     7.166     358       82.40     647

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Group 2 MI Loans

16. Credit Grade


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Credit Grade                  Loans       Balance        Balance   Coupon   Maturity     LTV     Score
A                               72   $ 18,758,701.82       2.44     8.137     356       80.29     562
AA                             259     73,671,230.16       9.57     7.748     357       81.83     588
AA+                          2,408    677,338,545.50      87.99     7.076     358       82.52     655
Total:                       2,739   $769,768,477.48     100.00     7.166     358       82.40     647

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Group 2 MI Loans

17. State or Territory


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
State or Territory            Loans       Balance        Balance   Coupon   Maturity     LTV     Score
California                     613   $258,554,188.10      33.59     6.495     357       81.06     663
New York                       214     82,140,878.09      10.67     6.963     357       82.82     669
Florida                        292     69,855,626.47       9.07     7.551     358       82.71     635
Massachusetts                  141     51,455,026.19       6.68     7.143     358       83.33     658
Texas                          309     47,498,456.17       6.17     8.240     358       83.51     608
New Jersey                      91     31,253,014.10       4.06     7.680     358       83.14     645
Virginia                        90     24,903,989.37       3.24     7.395     358       82.15     627
Maryland                        44     15,544,055.40       2.02     7.453     358       81.64     617
Georgia                         79     14,254,653.80       1.85     7.873     358       82.01     630
Arizona                         55     13,838,873.20       1.80     7.271     358       81.80     630
Pennsylvania                    76     13,479,390.04       1.75     7.697     357       84.04     632
Illinois                        55     11,724,485.68       1.52     8.110     358       82.99     613
Rhode Island                    33      9,819,803.72       1.28     6.842     358       80.82     657
Ohio                            65      9,414,295.93       1.22     8.191     358       87.72     619
Connecticut                     36      9,281,979.21       1.21     7.211     358       82.06     627
Michigan                        64      9,220,604.31       1.20     8.415     358       85.70     622
Nevada                          30      8,824,423.07       1.15     7.001     357       82.48     623
Washington                      35      8,190,825.24       1.06     7.206     358       84.32     650
North Carolina                  42      7,603,733.30       0.99     8.003     358       83.05     629
Colorado                        27      7,307,597.28       0.95     7.081     358       82.43     632
Hawaii                          15      6,611,001.84       0.86     6.391     357       81.33     671
Tennessee                       33      5,095,531.58       0.66     7.928     356       82.57     622
New Hampshire                   18      4,677,352.24       0.61     7.213     358       81.16     639
Wisconsin                       20      3,714,520.95       0.48     8.222     358       83.63     618
South Carolina                  22      3,654,582.97       0.47     8.204     358       82.98     623
Utah                            17      3,448,929.18       0.45     6.856     357       84.74     651
Oregon                          13      3,407,849.89       0.44     7.268     358       82.31     663
Oklahoma                        25      3,288,222.70       0.43     8.672     358       86.41     594
Maine                           21      3,266,312.83       0.42     7.963     358       81.39     644
Indiana                         20      3,014,652.29       0.39     7.849     358       84.36     633
Minnesota                       11      2,973,424.68       0.39     7.158     358       81.23     623
Alabama                         18      2,870,275.13       0.37     8.056     357       83.27     600

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Group 2 MI Loans


Missouri                        19      2,805,762.46       0.36     7.951     357       86.53     606
District of                      6      2,472,064.52       0.32     7.721     358       80.16     618
Columbia
Kentucky                        20      2,056,224.59       0.27     8.299     358       84.29     613
Louisiana                       13      2,050,347.74       0.27     8.273     358       88.95     629
Idaho                           11      1,605,770.84       0.21     8.064     357       86.25     618
Vermont                          8      1,273,358.15       0.17     7.822     357       87.98     659
Delaware                         5      1,266,260.40       0.16     8.387     357       87.33     598
Mississippi                      4        934,265.56       0.12     7.716     356       86.99     638
Arkansas                         5        877,482.69       0.11     8.153     357       90.58     620
Wyoming                          4        842,726.81       0.11     7.241     357       86.52     661
Kansas                           5        769,248.80       0.10     8.219     358       86.82     589
Alaska                           2        713,022.74       0.09     7.896     358       84.32     607
Iowa                             7        651,274.78       0.08     8.542     358       82.80     602
Montana                          1        500,730.63       0.07     7.350     358       85.00     609
South Dakota                     3        438,637.78       0.06     7.741     358       84.48     624
Nebraska                         2        322,744.04       0.04     8.540     359       80.00     578
Total:                       2,739   $769,768,477.48     100.00     7.166     358       82.40     647

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Group 2 MI Loans

18. Silent Second


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Silent Second                 Loans       Balance        Balance   Coupon   Maturity     LTV     Score
No Silent 2nd                1,556   $493,568,731.48      64.12     7.238     357       83.76     639
Silent 2nd                   1,183    276,199,746.00      35.88     7.038     358       79.96     659
Total:                       2,739   $769,768,477.48     100.00     7.166     358       82.40     647


19. Gross Margin


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Gross Margin                  Loans       Balance        Balance   Coupon   Maturity     LTV     Score
2.501% to 3.000%                 1   $    522,400.00       0.08     5.200     356       80.00     715
3.001% to 3.500%                 9      3,822,669.79       0.59     5.445     356       78.76     676
3.501% to 4.000%                58     21,918,033.76       3.38     5.762     357       79.00     694
4.001% to 4.500%               185     68,958,219.58      10.63     5.998     357       79.35     694
4.501% to 5.000%               388    130,663,622.60      20.15     6.487     357       81.26     676
5.001% to 5.500%               459    134,382,760.11      20.72     6.961     358       81.85     652
5.501% to 6.000%               466    125,970,062.67      19.42     7.533     358       82.72     625
6.001% to 6.500%               374     85,395,537.78      13.17     8.053     358       84.42     606
6.501% to 7.000%               213     43,686,385.96       6.74     8.573     358       87.12     585
7.001% to 7.500%               111     18,678,883.10       2.88     9.067     357       88.94     589
7.501% to 8.000%                71     11,814,216.12       1.82     9.813     358       90.03     552
8.001% to 8.500%                15      2,563,695.64       0.40    10.115     358       92.34     529
8.501% to 9.000%                 1        147,748.55       0.02    10.250     356       80.00     605
Total:                       2,351   $648,524,235.66     100.00     7.201     358       82.61     643

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Group 2 MI Loans

20. Minimum Loan Rate


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Minimum Loan Rate             Loans       Balance        Balance   Coupon   Maturity     LTV     Score
4.501% - 5.000%                  2   $    539,131.28       0.08     6.475     357       80.00     686
5.001% - 5.500%                 49     19,463,393.35       3.00     5.355     357       78.49     690
5.501% - 6.000%                184     73,413,617.45      11.32     5.848     357       80.24     682
6.001% - 6.500%                239     88,740,069.45      13.68     6.310     357       81.45     675
6.501% - 7.000%                405    137,349,467.00      21.18     6.786     358       81.83     659
7.001% - 7.500%                346     98,596,059.06      15.20     7.281     358       82.29     641
7.501% - 8.000%                382     97,532,252.37      15.04     7.779     358       83.44     622
8.001% - 8.500%                290     61,083,927.85       9.42     8.264     358       83.76     606
8.501% - 9.000%                235     38,824,007.03       5.99     8.766     358       85.97     591
9.001% - 9.500%                 97     15,928,553.43       2.46     9.262     358       88.88     583
9.501% - 10.000%                73     10,154,645.40       1.57     9.766     358       88.48     561
10.001% - 10.500%               23      3,476,185.53       0.54    10.291     353       89.76     556
10.501% - 11.000%               23      3,039,077.00       0.47    10.723     358       91.41     546
11.001% - 11.500%                1        111,963.81       0.02    11.450     359       80.00     507
11.501% - 12.000%                2        271,885.65       0.04    11.670     358       90.14     552
Total:                       2,351   $648,524,235.66     100.00     7.201     358       82.61     643

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Group 2 MI Loans

21. Maximum Loan Rate


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Maximum Loan Rate             Loans       Balance        Balance   Coupon   Maturity     LTV     Score
8.501% to 9.000%                 1   $    112,017.80       0.02     5.650     356       75.00     602
9.501% to 10.000%                3        748,273.16       0.12     6.652     358       76.96     667
10.001% to 10.500%               4        410,470.82       0.06     7.333     357       71.64     578
10.501% to 11.000%               6        980,131.94       0.15     7.107     357       82.44     637
11.001% to 11.500%              52     20,302,346.47       3.13     5.480     357       78.73     686
11.501% to 12.000%             185     73,186,455.26      11.29     5.855     357       80.16     682
12.001% to 12.500%             241     88,891,256.19      13.71     6.315     357       81.46     675
12.501% to 13.000%             403    136,923,108.00      21.11     6.789     358       81.88     659
13.001% to 13.500%             343     97,940,678.67      15.10     7.288     358       82.36     642
13.501% to 14.000%             379     97,279,466.50      15.00     7.777     358       83.45     622
14.001% to 14.500%             286     59,860,433.19       9.23     8.257     358       83.78     608
14.501% to 15.000%             232     38,504,954.22       5.94     8.767     358       86.04     591
15.001% to 15.500%              97     16,650,403.02       2.57     9.206     358       88.42     581
15.501% to 16.000%              72     10,078,713.65       1.55     9.765     358       88.54     562
16.001% to 16.500%              21      3,232,600.31       0.50    10.293     353       89.87     560
16.501% to 17.000%              23      3,039,077.00       0.47    10.723     358       91.41     546
17.001% to 17.500%               1        111,963.81       0.02    11.450     359       80.00     507
17.501% to 18.000%               2        271,885.65       0.04    11.670     358       90.14     552
Total:                       2,351   $648,524,235.66     100.00     7.201     358       82.61     643


22. Initial Periodic Rate Cap


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
Initial Periodic Rate        Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Cap                           Loans       Balance        Balance   Coupon   Maturity     LTV     Score
1.000%                           2   $    691,141.23       0.11     6.797     357       88.10     660
2.000%                          35     12,590,969.59       1.94     6.972     357       83.72     628
3.000%                       2,314    635,242,124.84      97.95     7.206     358       82.58     643
Total:                       2,351   $648,524,235.66     100.00     7.201     358       82.61     643

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Group 2 MI Loans

23. Subsequent Periodic Rate Cap


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
 Subsequent Periodic         Mortgage    Principal      Principal   Gross   Term to   Original  Credit
 Rate Cap                      Loans      Balance        Balance   Coupon   Maturity     LTV     Score
1.000%                       2,351   $648,524,235.66     100.00     7.201     358       82.61     643
Total:                       2,351   $648,524,235.66     100.00     7.201     358       82.61     643

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Group 2 MI Loans

24. Month of Next Interest Rate Adjustment


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
Month of Next Interest       Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Rate Adjustment                Loans      Balance        Balance   Coupon   Maturity     LTV     Score
2006-04                          1   $    411,267.69       0.06     5.400     357       80.00     663
2006-05                          1        279,873.54       0.04     8.850     358       100.00    656
2007-04                          1        252,000.00       0.04     7.100     351       80.00     617
2007-05                          2        429,328.51       0.07     7.020     352       87.87     628
2007-06                          4      1,223,516.68       0.19     7.224     353       88.23     644
2007-07                         21      5,868,712.64       0.90     6.804     354       83.72     666
2007-08                         29      8,828,654.12       1.36     6.931     355       83.75     654
2007-09                        107     31,600,593.09       4.87     6.824     356       83.47     647
2007-10                        399    122,955,750.52      18.96     6.902     357       82.89     656
2007-11                      1,213    319,001,872.48      49.19     7.424     358       82.81     634
2007-12                        101     25,555,001.12       3.94     7.775     359       83.63     621
2008-06                          1        449,831.46       0.07     8.275     353       80.00     511
2008-07                          1        137,200.00       0.02     8.300     354       80.00     586
2008-08                          3        879,448.27       0.14     6.162     355       86.82     669
2008-09                          6      1,556,604.60       0.24     6.976     356       84.10     657
2008-10                         21      6,576,707.44       1.01     6.570     357       82.26     670
2008-11                         40     11,701,299.48       1.80     7.340     358       80.63     642
2008-12                          3        711,766.33       0.11     7.537     359       91.46     731
2010-04                          1        440,000.00       0.07     5.500     351       67.18     692
2010-08                          6      1,378,180.59       0.21     7.318     355       80.50     591
2010-09                         33      9,481,267.74       1.46     6.326     356       84.90     693
2010-10                        106     31,026,507.23       4.78     6.679     357       80.36     668
2010-11                        234     62,754,341.81       9.68     7.094     358       81.06     646
2010-12                         16      4,929,418.56       0.76     7.739     359       80.10     645
2020-11                          1         95,091.76       0.01     8.825     358       80.00     669
Total:                       2,351   $648,524,235.66     100.00     7.201     358       82.61     643

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Group 2 MI Loans

25. MI Insurer


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
MI Insurer                     Loans      Balance        Balance   Coupon   Maturity     LTV     Score
Radian                       2,739   $769,768,477.48     100.00     7.166     358       82.40     647
Total:                       2,739   $769,768,477.48     100.00     7.166     358       82.40     647

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]

                                  OOMLT 2006-1
                               Interest Only Loans

1. Statistical Cut-Off Balance


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
Statistical Cut-Off          Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Balance                        Loans      Balance        Balance   Coupon   Maturity     LTV     Score
$50,000.01 to $75,000.00         3   $    216,400.00       0.03     8.532     357       83.16     627
$75,000.01 to $100,000.00       36      3,337,485.34       0.43     8.030     357       77.45     619
$100,000.01 to $125,000.00      85      9,595,749.82       1.22     7.727     357       80.85     628
$125,000.01 to $150,000.00     126     17,319,493.84       2.21     7.620     357       80.01     632
$150,000.01 to $175,000.00     128     20,806,956.01       2.65     7.343     358       78.13     630
$175,000.01 to $200,000.00     120     22,532,081.88       2.87     7.306     357       80.32     633
$200,000.01 to $225,000.00     156     33,450,694.02       4.26     7.103     357       81.13     647
$225,000.01 to $250,000.00     131     31,327,683.95       3.99     7.129     357       81.34     645
$250,000.01 to $275,000.00     133     34,879,441.60       4.44     6.924     357       80.64     646
$275,000.01 to $300,000.00     155     44,810,045.63       5.71     6.967     357       82.13     650
$300,000.01 to $325,000.00     155     48,318,382.37       6.15     6.745     357       82.43     654
$325,000.01 to $350,000.00     141     47,676,916.09       6.07     6.694     357       82.68     652
$350,000.01 to $375,000.00     113     40,783,382.73       5.19     6.834     357       83.32     647
$375,000.01 to $400,000.00     103     39,883,904.79       5.08     6.564     357       82.37     654
$400,000.01 to $425,000.00      87     35,930,820.33       4.58     6.788     357       83.97     651
$425,000.01 to $450,000.00     101     44,336,634.24       5.65     6.660     357       82.99     648
$450,000.01 to $475,000.00      83     38,337,293.19       4.88     6.703     358       84.27     656
$475,000.01 to $500,000.00      72     35,152,409.95       4.48     6.605     358       82.80     665
$500,000.01 to $525,000.00      61     31,296,633.35       3.99     6.596     357       81.36     661
$525,000.01 to $550,000.00      49     26,311,804.29       3.35     6.882     357       84.90     663
$550,000.01 to $575,000.00      41     23,015,238.30       2.93     6.565     357       84.21     652
$575,000.01 to $600,000.00      43     25,421,838.82       3.24     6.781     357       83.84     656
$600,000.01 to $625,000.00      31     19,067,023.92       2.43     6.708     357       82.99     666
$625,000.01 to $650,000.00      25     15,970,500.89       2.03     6.586     358       79.80     638
$650,000.01 to $675,000.00      19     12,643,225.96       1.61     6.882     357       86.26     664
$675,000.01 to $700,000.00      16     11,049,600.00       1.41     6.493     357       83.18     638
$700,000.01 to $725,000.00      14     10,012,972.40       1.28     6.551     357       84.65     666
$725,000.01 to $750,000.00      11      8,159,502.32       1.04     6.961     357       83.40     650
$750,000.01 to $775,000.00       6      4,578,212.00       0.58     6.864     358       83.11     657
$775,000.01 to $800,000.00       3      2,370,038.00       0.30     6.667     357       84.62     626
$800,000.01 or greater          46     46,472,133.31       5.92     6.641     357       79.06     650
Total:                       2,293   $785,064,499.34     100.00     6.830     357       82.25     650

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                               Interest Only Loans

2. Current Mortgage Rate


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Current Mortgage Rate          Loans      Balance        Balance   Coupon   Maturity     LTV     Score
5.000% to 5.499%                64   $ 25,804,456.23       3.29     5.295     357       79.21     691
5.500% to 5.999%               304    121,360,940.00      15.46     5.809     357       78.51     670
6.000% to 6.499%               339    131,123,947.33      16.70     6.269     357       80.94     664
6.500% to 6.999%               567    209,547,379.66      26.69     6.747     357       81.59     652
7.000% to 7.499%               386    127,509,384.61      16.24     7.222     357       83.56     640
7.500% to 7.999%               348    103,053,008.25      13.13     7.734     358       85.12     629
8.000% to 8.499%               155     38,757,496.87       4.94     8.205     358       86.20     625
8.500% to 8.999%                93     20,890,321.21       2.66     8.717     358       89.69     624
9.000% to 9.499%                23      4,231,899.06       0.54     9.226     358       94.87     620
9.500% to 9.999%                12      2,508,666.12       0.32     9.736     357       88.89     601
10.000% to 10.499%               2        277,000.00       0.04    10.200     357       95.78     614
Total:                       2,293   $785,064,499.34     100.00     6.830     357       82.25     650


3. FICO Score


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
FICO Score                     Loans      Balance        Balance   Coupon   Maturity     LTV     Score
801 to 850                       4   $  1,075,143.24       0.14     6.622     357       85.02     806
751 to 800                      62     22,198,453.69       2.83     6.367     357       82.42     772
701 to 750                     255     97,315,227.73      12.40     6.351     357       83.63     721
651 to 700                     644    235,353,056.45      29.98     6.652     357       83.24     673
601 to 650                     945    314,088,708.45      40.01     6.977     357       81.75     626
551 to 600                     365    109,983,839.71      14.01     7.265     357       80.33     588
501 to 550                      15      4,218,298.07       0.54     7.904     357       80.20     531
451 to 500                       1        560,000.00       0.07     7.200     357       89.17     500
Not Available                    2        271,772.00       0.03     6.712     357       86.39       0
Total:                       2,293   $785,064,499.34     100.00     6.830     357       82.25     650

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                               Interest Only Loans

4. Original Combined LTV


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Original Combined LTV          Loans      Balance        Balance   Coupon   Maturity     LTV     Score
30.01% to 35.00%                 1   $    157,500.00       0.02     6.550     357       33.16     588
35.01% to 40.00%                 5        825,998.58       0.11     6.699     357       37.17     641
40.01% to 45.00%                 3        945,000.00       0.12     6.133     357       42.08     640
45.01% to 50.00%                13      2,679,182.07       0.34     6.732     357       48.18     654
50.01% to 55.00%                20      6,744,829.46       0.86     6.334     358       52.94     638
55.01% to 60.00%                30      9,223,119.70       1.17     6.392     357       57.94     622
60.01% to 65.00%                60     19,682,559.98       2.51     6.386     358       63.52     624
65.01% to 70.00%                93     34,331,933.08       4.37     6.512     358       68.97     627
70.01% to 75.00%               110     45,108,665.64       5.75     6.531     358       73.94     639
75.01% to 80.00%             1,089    336,470,617.22      42.86     6.725     357       79.77     656
80.01% to 85.00%               181     72,511,802.56       9.24     6.791     357       84.41     640
85.01% to 90.00%               409    159,189,490.06      20.28     6.935     357       89.55     652
90.01% to 95.00%               207     76,577,294.28       9.75     7.317     357       94.64     657
95.01% to 100.00%               72     20,616,506.71       2.63     8.066     358       99.94     661
Total:                       2,293   $785,064,499.34     100.00     6.830     357       82.25     650


5. Original Term


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Original Term                  Loans      Balance        Balance   Coupon   Maturity     LTV     Score
360                           2,293  $785,064,499.34     100.00     6.830     357       82.25     650
Total:                        2,293  $785,064,499.34     100.00     6.830     357       82.25     650

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                               Interest Only Loans

6. Remaining Term


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Remaining Term                 Loans      Balance        Balance   Coupon   Maturity     LTV     Score
351 to 355                     114   $ 38,921,335.89       4.96     6.735     354       84.18     651
356 to 360                   2,179    746,143,163.45      95.04     6.835     358       82.15     650
Total:                       2,293   $785,064,499.34     100.00     6.830     357       82.25     650


7. FRM ARM


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
FRM                          Mortgage    Principal      Principal   Gross   Term to   Original  Credit
ARM                            Loans      Balance        Balance   Coupon   Maturity     LTV     Score
6ML                           2,171   $742,184,240.28     94.54     6.837     357       82.44     650
FIX                             122     42,880,259.06      5.46     6.694     358       79.05     663
Total:                        2,293   $785,064,499.34    100.00     6.830     357       82.25     650


8. Product Type


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Product Type                   Loans      Balance        Balance   Coupon   Maturity     LTV     Score
2/28 6 MO LIBOR IO            1,835   $621,869,041.65     79.21     6.888     357       82.96     647
5/25 6 MO LIBOR IO              250     88,648,398.25     11.29     6.536     357       79.50     661
Fixed Rate 30 Yr 5Yr IO         122     42,880,259.06      5.46     6.694     358       79.05     663
3/27 6 MO LIBOR IO               85     31,281,810.26      3.98     6.692     357       80.41     663
15/15 6 MO LIBOR IO               1        384,990.12      0.05     7.000     358       74.04     664
Total:                        2,293   $785,064,499.34    100.00     6.830     357       82.25     650

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                               Interest Only Loans

9. Interest Only Loans


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Interest Only Loans            Loans      Balance        Balance   Coupon   Maturity    LTV     Score
Interest Only                 2,293   $785,064,499.34    100.00     6.830     357       82.25    650
Total:                        2,293   $785,064,499.34    100.00     6.830     357       82.25    650


10. Prepayment Penalty Term (Months)


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
Prepayment Penalty           Mortgage    Principal      Principal   Gross   Term to   Original  Credit
Term (Months)                  Loans      Balance        Balance   Coupon   Maturity    LTV     Score
 0                              419   $139,055,026.64     17.71     7.307     357       82.88    648
12                              181     69,789,727.23      8.89     6.901     358       83.92    655
24                            1,346    451,091,330.05     57.46     6.750     357       82.62    647
30                                2        448,486.04      0.06     6.947     358       80.00    635
36                              344    124,322,420.82     15.84     6.543     357       79.27    664
60                                1        357,508.56      0.05     6.750     358       90.00    594
Total:                        2,293   $785,064,499.34    100.00     6.830     357       82.25    650


11. LIEN


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined   W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original  Credit
LIEN                           Loans      Balance        Balance   Coupon   Maturity    LTV     Score
1                             2,293   $785,064,499.34    100.00     6.830     357       82.25    650
Total:                        2,293   $785,064,499.34    100.00     6.830     357       82.25    650

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                               Interest Only Loans

12. Documentation


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Documentation                  Loans      Balance        Balance   Coupon   Maturity    LTV      Score
Stated Income                 1,034   $400,037,633.68     50.96     6.881     357       82.20     662
Documentation
Full Documentation            1,246    379,485,566.66     48.34     6.780     357       82.36     639
Lite Documentation                7      3,254,349.00      0.41     6.654     357       79.72     661
Business Bank Statements          4      1,828,500.00      0.23     6.138     358       77.56     614
No Documentation                  2        458,450.00      0.06     7.409     357       79.66     686
Total:                        2,293   $785,064,499.34    100.00     6.830     357       82.25     650

13. Loan Purpose


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Loan Purpose                   Loans      Balance        Balance   Coupon   Maturity    LTV      Score
Cash Out Refinance            1,247   $459,706,438.85     58.56     6.783     357       81.64     643
Purchase                        926    287,234,683.79     36.59     6.884     357       82.87     663
Rate/Term Refinance             120     38,123,376.70      4.86     6.978     357       84.99     649
Total:                        2,293   $785,064,499.34    100.00     6.830     357       82.25     650

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                               Interest Only Loans
14. Property Type


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Property Type                  Loans      Balance        Balance   Coupon   Maturity    LTV      Score
Single Family Detached        1,681  $575,629,999.85      73.32     6.796     357       82.29     650
PUD Detached                    250    90,781,848.57      11.56     6.845     357       81.37     644
Condo Low-Rise Attached         133    38,096,764.28       4.85     7.109     357       83.27     663
2-4 Units Detached               82    30,855,169.12       3.93     7.142     357       83.63     649
Single Family Attached           59    19,166,369.30       2.44     6.551     358       81.80     668
PUD Attached                     51    13,801,921.75       1.76     7.211     357       84.38     632
2-4 Units Attached               30    13,014,272.59       1.66     6.646     358       80.76     651
Condo High-Rise                   6     2,758,153.90       0.35     7.070     357       74.89     666
Attached
Condo Low-Rise Detached           1       959,999.98       0.12     6.500     358       80.00     658
Total:                        2,293  $785,064,499.34     100.00     6.830     357       82.25     650

15. Occupancy


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Occupancy                      Loans      Balance        Balance   Coupon   Maturity    LTV      Score
Primary                       2,278  $778,161,423.97      99.12     6.825     357       82.24     650
Second Home                      11     5,155,325.37       0.66     6.963     356       83.71     651
Non-owner                         4     1,747,750.00       0.22     8.314     357       83.96     668
Total:                        2,293  $785,064,499.34     100.00     6.830     357       82.25     650

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                               Interest Only Loans

16. Credit Grade


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Credit Grade                   Loans      Balance        Balance   Coupon   Maturity    LTV      Score
A                                13  $  4,239,777.92       0.54     7.016     357       78.63     616
AA                              143    49,842,870.45       6.35     6.948     357       81.97     622
AA+                           2,132   729,219,955.08      92.89     6.819     357       82.30     653
B                                 4     1,514,899.09       0.19     7.102     356       82.41     600
C                                 1       246,996.80       0.03     9.825     355       67.67     513
Total:                        2,293  $785,064,499.34     100.00     6.830     357       82.25     650

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                               Interest Only Loans

17. State or Territory

                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
State or Territory             Loans      Balance        Balance   Coupon   Maturity    LTV      Score
California                      971  $399,887,043.85      50.94     6.512     357       81.91     657
Florida                         234    66,265,785.74       8.44     7.211     357       82.08     644
New York                        147    55,795,475.22       7.11     6.792     358       82.66     652
Massachusetts                   138    47,047,510.16       5.99     7.095     357       82.94     652
New Jersey                       97    32,336,059.58       4.12     7.347     358       82.62     642
Virginia                         78    25,651,593.77       3.27     7.049     358       80.92     642
Arizona                          63    15,381,426.97       1.96     7.071     358       80.42     626
Maryland                         47    15,282,953.74       1.95     7.496     358       83.06     633
Hawaii                           25    13,192,704.34       1.68     6.448     357       82.48     668
Washington                       45    12,442,135.27       1.58     6.992     358       82.81     647
Colorado                         51    12,102,713.10       1.54     7.136     358       82.37     628
Nevada                           38    11,633,340.63       1.48     6.887     358       80.65     626
Georgia                          50     9,534,482.94       1.21     7.751     357       86.61     633
Illinois                         28     7,315,527.80       0.93     8.018     357       86.80     636
Connecticut                      21     6,816,860.73       0.87     7.024     358       81.36     643
Rhode Island                     22     5,283,278.82       0.67     7.166     357       83.26     663
Minnesota                        25     5,117,797.19       0.65     7.450     358       84.33     633
North Carolina                   27     4,986,486.74       0.64     7.608     358       83.58     626
Texas                            23     4,831,853.07       0.62     7.841     357       83.01     636
Pennsylvania                     17     4,499,299.03       0.57     6.946     358       83.59     629
Michigan                         21     3,821,142.38       0.49     7.843     358       85.80     643
New Hampshire                    10     2,875,465.25       0.37     7.570     358       87.17     645
Utah                             13     2,796,575.72       0.36     7.318     358       83.75     626
Oregon                           10     2,371,168.01       0.30     7.098     357       76.23     629
Wisconsin                         4     2,079,059.66       0.26     6.613     358       77.51     668
South Carolina                    9     1,787,139.15       0.23     8.243     358       81.22     616
District of                       6     1,751,198.58       0.22     7.541     358       78.70     636
Columbia
Idaho                             9     1,703,993.62       0.22     7.279     357       85.60     646
Wyoming                           7     1,373,663.67       0.17     7.170     358       83.27     651
Indiana                           7     1,353,971.20       0.17     8.291     358       91.96     648
Delaware                          4     1,149,150.00       0.15     7.599     358       85.63     622
Tennessee                         6     1,121,147.36       0.14     7.289     357       82.03     665

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                               Interest Only Loans

Ohio                              7     1,093,316.00       0.14     7.795     358       91.24     626
Missouri                          7     1,019,651.80       0.13     7.272     357       83.36     610
Alabama                           6       976,400.00       0.12     7.185     358       80.00     625
Kentucky                          5       552,745.00       0.07     8.155     358       86.74     619
Iowa                              4       475,287.77       0.06     8.075     358       88.97     631
Nebraska                          3       388,565.48       0.05     7.951     358       83.01     603
Maine                             2       272,120.00       0.03     7.553     358       85.30     626
Mississippi                       2       232,420.00       0.03     8.378     356       86.74     623
Arkansas                          1       131,750.00       0.02     8.650     358       85.00     593
South Dakota                      1       122,400.00       0.02     7.200     358       80.00     630
North Dakota                      1       115,920.00       0.01     7.150     356       80.00     647
Louisiana                         1        95,920.00       0.01     7.300     355       80.00     599
Total:                        2,293  $785,064,499.34     100.00     6.830     357       82.25     650


18. Silent Second


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Silent Second                  Loans      Balance        Balance   Coupon   Maturity    LTV      Score
No Silent 2nd                 1,493  $559,623,229.56      71.28     6.855     357       83.17     645
Silent 2nd                      800   225,441,269.78      28.72     6.766     357       79.97     664
Total:                        2,293  $785,064,499.34     100.00     6.830     357       82.25     650

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                               Interest Only Loans

19. Gross Margin


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Gross Margin                   Loans      Balance        Balance   Coupon   Maturity    LTV      Score
2.001% to 2.500%                  1  $    223,250.00       0.03     9.000     357       95.00     609
2.501% to 3.000%                  1       522,400.00       0.07     5.200     356       80.00     715
3.001% to 3.500%                 22     9,381,112.07       1.26     5.476     356       77.48     663
3.501% to 4.000%                 75    29,413,247.50       3.96     5.717     357       78.99     690
4.001% to 4.500%                249    99,633,296.33      13.42     6.014     357       78.81     680
4.501% to 5.000%                497   184,495,608.96      24.86     6.426     357       80.04     661
5.001% to 5.500%                525   178,897,539.72      24.10     6.870     357       82.37     645
5.501% to 6.000%                425   134,027,790.29      18.06     7.389     357       84.86     630
6.001% to 6.500%                254    74,313,127.82      10.01     7.841     358       87.32     623
6.501% to 7.000%                 82    22,261,373.11       3.00     8.212     358       90.52     623
7.001% to 7.500%                 29     6,904,297.68       0.93     8.817     358       94.47     629
7.501% to 8.000%                  9     1,770,700.00       0.24     9.417     358       92.29     606
8.001% to 8.500%                  2       340,496.80       0.05     9.640     356       72.43     534
Total:                        2,171  $742,184,240.28     100.00     6.837     357       82.44     650

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                               Interest Only Loans

20. Minimum Loan Rate


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Minimum Loan Rate              Loans      Balance        Balance   Coupon   Maturity    LTV      Score
4.501% - 5.000%                   1  $    300,000.00       0.04     7.650     357       80.00     667
5.001% - 5.500%                  79    30,927,155.68       4.17     5.391     357       79.90     688
5.501% - 6.000%                 282   114,139,524.34      15.38     5.831     357       78.80     668
6.001% - 6.500%                 354   133,597,535.62      18.00     6.321     357       81.00     663
6.501% - 7.000%                 510   189,570,651.46      25.54     6.786     357       82.00     650
7.001% - 7.500%                 373   122,002,690.41      16.44     7.263     357       83.88     638
7.501% - 8.000%                 313    91,307,456.04      12.30     7.768     358       84.98     627
8.001% - 8.500%                 147    36,709,100.29       4.95     8.242     358       86.85     624
8.501% - 9.000%                  80    17,805,774.45       2.40     8.756     358       90.46     623
9.001% - 9.500%                  19     3,141,535.87       0.42     9.265     358       95.02     624
9.501% - 10.000%                 11     2,405,816.12       0.32     9.727     357       89.06     601
10.001% - 10.500%                 2       277,000.00       0.04    10.200     357       95.78     614
Total:                        2,171  $742,184,240.28     100.00     6.837     357       82.44     650

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                               Interest Only Loans

21. Maximum Loan Rate


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Maximum Loan Rate              Loans      Balance        Balance   Coupon   Maturity    LTV      Score
11.001% to 11.500%               76  $ 29,695,405.68       4.00     5.331     357       79.62     687
11.501% to 12.000%              281   113,859,524.34      15.34     5.828     357       78.79     668
12.001% to 12.500%              353   133,407,535.62      17.97     6.319     357       81.06     664
12.501% to 13.000%              509   189,128,101.46      25.48     6.786     357       82.00     650
13.001% to 13.500%              376   123,218,190.41      16.60     7.260     357       83.84     639
13.501% to 14.000%              316    92,256,256.04      12.43     7.762     358       84.93     627
14.001% to 14.500%              148    36,989,100.29       4.98     8.234     358       86.79     623
14.501% to 15.000%               80    17,805,774.45       2.40     8.756     358       90.46     623
15.001% to 15.500%               19     3,141,535.87       0.42     9.265     358       95.02     624
15.501% to 16.000%               11     2,405,816.12       0.32     9.727     357       89.06     601
16.001% to 16.500%                2       277,000.00       0.04    10.200     357       95.78     614
Total:                        2,171  $742,184,240.28     100.00     6.837     357       82.44     650


22. Initial Periodic Rate Cap


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
Initial Periodic Rate        Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Cap                            Loans      Balance        Balance   Coupon   Maturity    LTV      Score
2.000%                            9  $  4,538,189.30       0.61     6.035     357       80.31     650
3.000%                        2,162   737,646,050.98      99.39     6.842     357       82.45     650
Total:                        2,171  $742,184,240.28     100.00     6.837     357       82.44     650

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                               Interest Only Loans

23. Subsequent Periodic Rate Cap


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
Subsequent                   Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Rate Cap                       Loans      Balance        Balance   Coupon   Maturity    LTV      Score
1.000%                        2,170  $741,851,240.28      99.96     6.838     357       82.44     650
1.500%                            1       333,000.00       0.04     6.175     357       90.00     625
Total:                        2,171  $742,184,240.28     100.00     6.837     357       82.44     650

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                               Interest Only Loans

24. Month of Next Interest Rate Adjustment


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
Month of Next Interest       Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Rate Adjustment               Loans       Balance        Balance   Coupon   Maturity    LTV      Score
2007-04                           3  $    577,199.09       0.08     6.934     351       80.00     599
2007-05                           2       539,761.60       0.07     6.969     352       81.37     595
2007-06                          11     3,769,569.79       0.51     7.309     353       90.21     664
2007-07                          49    15,924,735.67       2.15     6.689     354       85.44     652
2007-08                          33    13,281,427.83       1.79     6.633     355       82.50     652
2007-09                         141    46,810,671.96       6.31     6.441     356       83.50     652
2007-10                         469   166,416,585.72      22.42     6.727     357       83.24     645
2007-11                       1,093   361,834,770.18      48.75     7.018     358       82.70     647
2007-12                          34    12,714,319.81       1.71     7.292     359       80.21     648
2008-07                           5     1,940,808.35       0.26     6.991     354       79.57     650
2008-08                           3     1,034,428.76       0.14     6.190     355       84.64     616
2008-09                           9     2,792,640.20       0.38     6.248     356       84.05     725
2008-10                          30     8,996,768.98       1.21     6.569     357       82.13     655
2008-11                          38    16,517,163.97       2.23     6.831     358       78.69     661
2010-04                           1       440,000.00       0.06     5.500     351       67.18     692
2010-06                           2       311,754.80       0.04     6.505     353       81.04     657
2010-07                           3       622,150.00       0.08     7.162     354       85.34     625
2010-08                           1       304,000.00       0.04     6.450     355       80.00     679
2010-09                          19     6,787,318.72       0.91     6.120     356       83.05     696
2010-10                          79    28,379,827.70       3.82     6.376     357       80.64     662
2010-11                         140    50,308,097.03       6.78     6.673     358       78.55     656
2010-12                           5     1,495,250.00       0.20     6.890     359       74.38     661
2020-11                           1       384,990.12       0.05     7.000     358       74.04     664
Total:                        2,171  $742,184,240.28     100.00     6.837     357       82.44     650

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                               Interest Only Loans

25. MI Insurer


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
MI Insurer                    Loans       Balance        Balance   Coupon   Maturity    LTV      Score
No MI                         1,157  $418,347,716.92      53.29     6.961     357       82.80     637
Radian                        1,136   366,716,782.42      46.71     6.680     357       81.63     666
Total:                        2,293  $785,064,499.34     100.00     6.830     357       82.25     650

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Investor Properties Loans

1.  Statistical Cut-Off Balance


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
Statistical Cut-Off          Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Balance                       Loans       Balance        Balance   Coupon   Maturity    LTV      Score
$0.01 to $25,000.00               1  $     24,982.78       0.01    12.000     358       68.68     635
$25,000.01 to $50,000.00         21     1,024,614.00       0.57    10.637     325       76.89     625
$50,000.01 to $75,000.00        186    11,363,277.07       6.31    10.217     356       84.44     637
$75,000.01 to $100,000.00       106     9,023,271.39       5.01     9.437     354       85.03     646
$100,000.01 to $125,000.00      124    13,876,101.03       7.70     9.089     355       85.53     654
$125,000.01 to $150,000.00      114    15,762,813.22       8.75     8.793     358       85.86     662
$150,000.01 to $175,000.00       74    11,975,470.13       6.65     8.679     353       83.88     660
$175,000.01 to $200,000.00       57    10,765,924.78       5.98     8.664     358       82.41     646
$200,000.01 to $225,000.00       68    14,497,497.05       8.05     8.542     358       85.43     668
$225,000.01 to $250,000.00       60    14,303,506.09       7.94     8.197     357       81.91     670
$250,000.01 to $275,000.00       33     8,725,308.78       4.84     8.627     358       86.58     660
$275,000.01 to $300,000.00       23     6,620,613.04       3.67     8.438     358       86.44     653
$300,000.01 to $325,000.00       29     9,041,096.20       5.02     7.863     358       85.03     662
$325,000.01 to $350,000.00       13     4,426,439.20       2.46     7.557     357       81.66     661
$350,000.01 to $375,000.00       20     7,275,772.34       4.04     7.942     357       86.58     672
$375,000.01 to $400,000.00       10     3,897,330.12       2.16     7.301     358       76.88     679
$400,000.01 to $425,000.00        8     3,313,739.49       1.84     7.827     336       76.18     648
$425,000.01 to $450,000.00       11     4,824,021.92       2.68     7.773     358       84.45     686
$450,000.01 to $475,000.00       12     5,551,070.90       3.08     7.307     358       84.81     701
$475,000.01 to $500,000.00        2       985,597.24       0.55     7.392     357       67.90     621
$500,000.01 to $525,000.00        7     3,612,771.54       2.01     7.934     358       86.30     656
$525,000.01 to $550,000.00        2     1,077,082.99       0.60     8.130     358       82.38     611
$550,000.01 to $575,000.00        2     1,122,948.32       0.62     8.176     358       87.54     700
$575,000.01 to $600,000.00        5     2,954,560.59       1.64     7.821     358       89.00     683
$600,000.01 to $625,000.00        1       608,000.00       0.34     6.950     355       80.00     679
$625,000.01 to $650,000.00        6     3,793,768.65       2.11     7.591     337       81.26     694
$650,000.01 to $675,000.00        1       667,250.00       0.37     8.800     358       85.00     625
$675,000.01 to $700,000.00        5     3,445,063.42       1.91     7.913     358       77.20     641
$700,000.01 to $725,000.00        2     1,439,924.44       0.80     8.625     357       87.50     642
$725,000.01 to $750,000.00        2     1,482,802.26       0.82     7.547     358       75.00     652
$775,000.01 to $800,000.00        1       784,945.95       0.44     7.100     356       70.00     735
$800,000.01 or greater            2     1,911,355.48       1.06     8.858     358       87.82     642
Total:                        1,008  $180,178,920.41     100.00     8.495     356       84.00     661

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Investor Properties Loans

2. Current Mortgage Rate


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Current Mortgage Rate         Loans       Balance        Balance   Coupon   Maturity    LTV      Score
5.000% to 5.499%                 1   $    234,206.47       0.13     5.375     357       40.87     775
5.500% to 5.999%                 5      1,643,515.51       0.91     5.863     357       72.39     728
6.000% to 6.499%                17      5,121,290.32       2.84     6.292     357       73.95     688
6.500% to 6.999%                41     11,899,062.21       6.60     6.819     350       79.27     686
7.000% to 7.499%                60     16,620,401.03       9.22     7.246     357       79.96     705
7.500% to 7.999%               142     36,001,741.39      19.98     7.794     356       84.58     688
8.000% to 8.499%                95     21,250,605.20      11.79     8.296     358       86.40     656
8.500% to 8.999%               167     29,982,167.69      16.64     8.726     358       85.10     652
9.000% to 9.499%               136     21,785,358.37      12.09     9.213     358       86.60     643
9.500% to 9.999%               133     16,871,297.41       9.36     9.732     353       88.54     634
10.000% to 10.499%              71      7,015,704.73       3.89    10.228     354       84.81     617
10.500% to 10.999%              68      6,291,988.94       3.49    10.709     344       82.16     606
11.000% to 11.499%              40      3,021,184.46       1.68    11.241     355       81.85     585
11.500% to 11.999%              16      1,180,971.65       0.66    11.734     358       78.54     566
12.000% to 12.499%              10        862,439.26       0.48    12.147     358       70.03     553
12.500% to 12.999%               3        224,961.44       0.12    12.751     358       81.19     648
13.000% to 13.499%               3        172,024.33       0.10    13.224     306       75.00     620
Total:                       1,008   $180,178,920.41     100.00     8.495     356       84.00     661

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Investor Properties Loans

3. FICO Score


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
FICO Score                    Loans       Balance        Balance   Coupon   Maturity    LTV      Score
801 to 850                       3   $  1,342,804.21       0.75     7.589     358       81.81     804
751 to 800                      52     10,745,865.45       5.96     7.696     357       85.34     767
701 to 750                     162     33,234,886.32      18.45     7.872     356       85.43     721
651 to 700                     303     56,886,916.73      31.57     8.234     355       85.41     674
601 to 650                     325     53,708,513.75      29.81     8.842     356       85.14     627
551 to 600                     115     17,425,261.72       9.67     9.301     356       78.14     579
501 to 550                      47      6,655,024.23       3.69    10.371     347       69.09     527
451 to 500                       1        179,648.00       0.10     9.600     357       90.00     500
Total:                       1,008   $180,178,920.41     100.00     8.495     356       84.00     661

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Investor Properties Loans

4. Original Combined LTV


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Original Combined LTV         Loans       Balance        Balance   Coupon   Maturity    LTV      Score
25.01% to 30.00%                 1   $    150,336.97       0.08     7.650     354       25.17     721
30.01% to 35.00%                 1         68,921.13       0.04     8.800     358       33.01     575
35.01% to 40.00%                 2        186,858.09       0.10    10.763     358       39.55     522
40.01% to 45.00%                 4        687,309.68       0.38     6.914     357       41.53     687
45.01% to 50.00%                 8      1,436,105.91       0.80     7.745     357       49.70     650
50.01% to 55.00%                13      2,691,500.35       1.49     7.726     357       53.29     619
55.01% to 60.00%                11      1,256,231.96       0.70     9.529     346       57.39     620
60.01% to 65.00%                30      6,495,135.15       3.60     8.097     356       63.72     632
65.01% to 70.00%                40      7,776,341.09       4.32     8.609     348       69.58     612
70.01% to 75.00%                56     11,501,494.36       6.38     8.357     349       74.54     634
75.01% to 80.00%               194     36,024,559.85      19.99     8.093     356       79.73     657
80.01% to 85.00%                97     18,087,067.86      10.04     8.451     356       84.74     655
85.01% to 90.00%               369     63,513,026.45      35.25     8.664     357       89.86     677
90.01% to 95.00%               174     28,748,229.37      15.96     8.832     357       94.96     666
95.01% to 100.00%                8      1,555,802.19       0.86     9.000     358       98.01     695
Total:                       1,008   $180,178,920.41     100.00     8.495     356       84.00     661


5. Original Term


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Original Term                 Loans       Balance        Balance   Coupon   Maturity    LTV      Score
180                             12   $  1,393,987.62       0.77     9.928     178       78.41     612
240                              2        682,276.98       0.38     7.009     236       73.73     661
360                            994    178,102,655.81      98.85     8.490     358       84.09     661
Total:                       1,008   $180,178,920.41     100.00     8.495     356       84.00     661

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Investor Properties Loans

6. Remaining Term


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Remaining Term                Loans       Balance        Balance   Coupon   Maturity    LTV      Score
176 to 180                      12   $  1,393,987.62       0.77     9.928     178       78.41     612
236 to 240                       2        682,276.98       0.38     7.009     236       73.73     661
351 to 355                      31      4,792,046.52       2.66     7.720     354       75.55     649
356 to 360                     963    173,310,609.29      96.19     8.511     358       84.32     661
Total:                       1,008   $180,178,920.41     100.00     8.495     356       84.00     661


7. FRM ARM


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
FRM                          Mortgage    Principal      Principal   Gross   Term to   Original   Credit
ARM                           Loans       Balance        Balance   Coupon   Maturity    LTV      Score
6ML                            843   $154,280,999.62      85.63     8.503     357       84.74     658
FIX                            165     25,897,920.79      14.37     8.449     347       79.60     675
Total:                       1,008   $180,178,920.41     100.00     8.495     356       84.00     661

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Investor Properties Loans

8. Product Type


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Product Type                  Loans       Balance        Balance   Coupon   Maturity    LTV      Score
2/28 6 MO LIBOR                768   $138,715,677.63      76.99     8.550     358       84.78     654
Fixed Rate 30 Yr               151     23,538,598.38      13.06     8.407     357       79.99     679
5/25 6 MO LIBOR                 35      6,182,867.41       3.43     8.095     358       81.59     692
3/27 6 MO LIBOR                 22      3,794,930.09       2.11     8.037     357       83.05     697
2/28 6 MO LIBOR 40/30 Balloon    9      2,586,437.59       1.44     8.011     358       89.98     691
2/28 6 MO LIBOR IO               4      1,747,750.00       0.97     8.314     357       83.96     668
Fixed Rate 15 Yr                 9      1,038,986.68       0.58    10.336     178       75.43     586
3/27 6 MO LIBOR 40/30 Balloon    2        898,335.96       0.50     7.665     358       93.32     725
Fixed Rate 20 Yr                 2        682,276.98       0.38     7.009     236       73.73     661
Fixed Rate 40/30 Balloon         2        499,401.86       0.28     7.682     358       79.24     715
2/13 6 MO LIBOR                  2        279,588.18       0.16     8.529     178       85.03     695
Fixed Rate 30 Yr Rate            1        138,656.89       0.08    11.300     358       75.00     548
Reduction
3/12 6 MO LIBOR                  1         75,412.76       0.04     9.500     177       95.00     665
Total:                       1,008   $180,178,920.41     100.00     8.495     356       84.00     661


9. Interest Only Loans


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Interest Only Loans           Loans       Balance        Balance   Coupon   Maturity    LTV      Score
Interest Only                    4   $  1,747,750.00       0.97     8.314     357       83.96     668
Not Interest Only            1,004    178,431,170.41      99.03     8.497     356       84.00     661
Total:                       1,008   $180,178,920.41     100.00     8.495     356       84.00     661

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Investor Properties Loans

10. Prepayment Penalty Term (Months)


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
Prepayment Penalty           Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Term (Months)   Loans         Loans       Balance        Balance   Coupon   Maturity    LTV      Score
 0                             319   $ 59,474,946.03      33.01     8.815     357       84.98     658
12                              76     22,443,376.15      12.46     8.052     358       84.31     673
24                             455     74,523,159.24      41.36     8.458     357       84.65     654
36                             158     23,737,438.99      13.17     8.229     346       79.27     678
Total:                       1,008   $180,178,920.41     100.00     8.495     356       84.00     661


11. LIEN


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
LIEN                          Loans       Balance        Balance   Coupon   Maturity    LTV      Score
1                              988   $178,764,035.71      99.21     8.469     356       84.04     661
2                               20      1,414,884.70       0.79    11.802     339       78.89     640
Total:                       1,008   $180,178,920.41     100.00     8.495     356       84.00     661


12. Documentation


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Documentation                 Loans       Balance        Balance   Coupon   Maturity    LTV      Score
Stated Income                  609   $118,057,060.60      65.52     8.443     355       83.47     667
Documentation
Full Documentation             392     60,680,857.58      33.68     8.596     357       85.21     648
Lite Documentation               5        958,596.94       0.53     8.918     358       77.81     633
No Documentation                 2        482,405.29       0.27     7.763     355       76.22     722
Total:                       1,008   $180,178,920.41     100.00     8.495     356       84.00     661

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Investor Properties Loans

13. Loan Purpose


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Loan Purpose                  Loans       Balance        Balance   Coupon   Maturity    LTV      Score
Cash Out Refinance             534   $ 92,931,255.57      51.58     8.510     356       80.72     646
Purchase                       439     80,156,475.22      44.49     8.511     357       88.23     678
Rate/Term Refinance             35      7,091,189.62       3.94     8.118     332       79.23     659
Total:                       1,008   $180,178,920.41     100.00     8.495     356       84.00     661


14. Property Type


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Property Type                 Loans       Balance        Balance   Coupon   Maturity    LTV      Score
Single Family Detached         554   $ 84,100,651.73      46.68     8.570     356       84.39     657
2-4 Units Detached             191     42,956,689.63      23.84     8.307     355       83.37     668
2-4 Units Attached              65     17,124,002.64       9.50     8.150     356       80.59     664
Condo Low-Rise Attached         79     15,894,875.68       8.82     8.803     353       84.25     658
PUD Detached                    49      8,446,576.29       4.69     8.581     358       87.49     665
Single Family Attached          46      6,492,132.20       3.60     8.917     356       85.26     652
PUD Attached                    17      3,273,510.84       1.82     8.352     357       90.05     678
Condo High-Rise                  5      1,761,381.62       0.98     8.241     358       78.95     649
Attached
Condo Low-Rise Detached          2        129,099.78       0.07    10.635     358       88.53     587
Total:                       1,008   $180,178,920.41     100.00     8.495     356       84.00     661

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Investor Properties Loans

15. Occupancy


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Occupancy                     Loans       Balance        Balance   Coupon   Maturity    LTV      Score
Non-owner                    1,008   $180,178,920.41     100.00     8.495     356       84.00     661
Total:                       1,008   $180,178,920.41     100.00     8.495     356       84.00     661


16. Credit Grade


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Credit Grade                  Loans       Balance        Balance   Coupon   Maturity    LTV      Score
A                               28   $  5,281,744.82       2.93     9.301     344       72.87     573
AA                              46      8,047,485.48       4.47     8.885     358       78.51     608
AA+                            914    164,551,981.30      91.33     8.417     356       84.86     668
B                               11      1,142,385.62       0.63    10.652     358       71.56     541
C                                5        585,165.65       0.32    10.686     357       66.72     561
CC                               4        570,157.54       0.32    11.562     357       61.16     526
Total:                       1,008   $180,178,920.41     100.00     8.495     356       84.00     661

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Investor Properties Loans

17. State or Territory


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
State or Territory            Loans       Balance        Balance   Coupon   Maturity    LTV      Score
California                     104   $ 33,175,107.96      18.41     7.976     352       82.78     658
Florida                        143     25,979,842.70      14.42     8.724     356       86.11     660
New York                        73     20,071,548.26      11.14     7.969     357       81.66     673
Massachusetts                   42     10,646,349.74       5.91     8.285     357       79.99     664
New Jersey                      45      9,273,696.18       5.15     8.579     358       84.23     662
Georgia                         62      8,172,540.58       4.54     8.763     354       84.27     664
Texas                           73      8,041,291.15       4.46     8.768     356       84.83     659
Illinois                        31      4,615,359.72       2.56     9.238     357       86.47     647
Virginia                        35      4,339,538.51       2.41     8.912     350       83.40     641
Pennsylvania                    31      4,272,507.80       2.37     8.780     353       84.95     657
Ohio                            45      3,886,077.81       2.16     9.428     358       86.34     659
Connecticut                     18      3,782,660.02       2.10     8.183     357       80.47     638
Maine                           15      3,535,566.13       1.96     8.017     357       81.47     703
Rhode Island                    13      3,470,327.45       1.93     8.303     358       89.72     686
Nevada                          13      3,325,756.27       1.85     7.923     358       84.15     669
Michigan                        32      3,095,738.27       1.72     9.289     358       88.92     657
Maryland                        21      3,016,350.58       1.67     9.101     358       83.01     655
North Carolina                  25      2,782,375.46       1.54     8.797     358       88.72     655
Hawaii                           8      2,333,282.41       1.29     7.952     358       84.53     655
Arizona                         17      2,111,175.55       1.17     8.243     358       86.44     703
South Carolina                  15      1,961,443.79       1.09     8.695     358       84.88     666
Wisconsin                       18      1,943,928.67       1.08     9.367     358       84.24     650
New Hampshire                   10      1,715,116.86       0.95     8.388     357       77.83     665
Indiana                         21      1,498,442.91       0.83     9.567     357       85.87     654
Tennessee                       13      1,353,210.91       0.75     9.823     337       91.04     642
Colorado                         8      1,321,775.54       0.73     8.690     358       85.27     652
Oregon                           7      1,267,871.73       0.70     8.713     358       77.57     667
Washington                       5      1,200,234.01       0.67     8.502     357       80.33     604
District of                      3      1,062,287.63       0.59     8.209     358       90.51     659
Columbia
Minnesota                        7      1,018,123.67       0.57     9.938     358       86.31     627
Kentucky                         8        921,077.63       0.51     8.649     358       87.29     690
Missouri                        11        837,004.20       0.46    10.074     358       83.82     628

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]

                                  OOMLT 2006-1
                            Investor Properties Loans


Montana                          1        745,243.18       0.41     7.990     358       75.00     620
Vermont                          4        578,810.73       0.32     9.126     358       88.15     671
Delaware                         2        497,481.09       0.28     8.476     357       85.14     597
Oklahoma                         4        420,288.16       0.23     9.713     358       90.18     661
Mississippi                      5        416,650.37       0.23     8.407     358       88.77     635
Louisiana                        6        386,158.39       0.21    10.454     358       85.11     590
Alabama                          5        343,471.93       0.19     9.089     357       89.64     666
Kansas                           3        224,520.48       0.12    10.133     358       91.96     675
Arkansas                         2        182,856.98       0.10    10.729     358       85.41     615
Nebraska                         2        148,312.43       0.08     9.763     357       90.00     656
Wyoming                          1        106,939.02       0.06     9.450     357       90.00     712
Utah                             1        100,577.55       0.06     8.500     358       95.00     653
Total:                       1,008   $180,178,920.41     100.00     8.495     356       84.00     661


18. Silent Second


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Silent Second                 Loans       Balance        Balance   Coupon   Maturity    LTV      Score
No Silent 2nd                1,005   $179,261,704.27      99.49     8.499     356       84.09     661
Silent 2nd                       3        917,216.14       0.51     7.700     358       66.94     679
Total:                       1,008   $180,178,920.41     100.00     8.495     356       84.00     661

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Investor Properties Loans

19. Gross Margin


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Gross Margin                  Loans       Balance        Balance   Coupon   Maturity    LTV      Score
3.001% to 3.500%                 1   $    203,150.67       0.13     5.990     357       75.00     752
4.001% to 4.500%                11      3,220,653.81       2.09     6.539     356       71.45     698
4.501% to 5.000%                32      9,196,557.99       5.96     7.058     357       77.31     703
5.001% to 5.500%                90     23,464,741.25      15.21     7.432     356       82.33     691
5.501% to 6.000%               158     33,008,384.39      21.39     8.077     358       85.76     678
6.001% to 6.500%               168     34,916,064.61      22.63     8.586     358       86.84     653
6.501% to 7.000%               166     25,779,778.12      16.71     9.222     357       86.87     634
7.001% to 7.500%               144     16,104,361.56      10.44     9.880     357       87.33     621
7.501% to 8.000%                69      7,980,605.87       5.17    10.372     358       81.10     588
8.001% to 8.500%                 4        406,701.35       0.26    10.416     356       73.73     606
Total:                         843   $154,280,999.62     100.00     8.503     357       84.74     658

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Investor Properties Loans

20. Minimum Loan Rate


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Minimum Loan Rate             Loans       Balance        Balance   Coupon   Maturity    LTV      Score
5.001% - 5.500%                  1   $    159,444.30       0.10     6.750     356       50.00     681
5.501% - 6.000%                  4      1,100,603.63       0.71     5.866     357       80.81     711
6.001% - 6.500%                  9      2,613,005.23       1.69     6.364     356       73.07     683
6.501% - 7.000%                 32      9,178,353.59       5.95     6.827     357       80.77     684
7.001% - 7.500%                 50     14,404,410.84       9.34     7.266     357       82.13     702
7.501% - 8.000%                126     32,784,028.88      21.25     7.819     357       84.91     683
8.001% - 8.500%                 99     21,694,121.30      14.06     8.352     358       86.16     653
8.501% - 9.000%                145     25,503,272.90      16.53     8.774     358       85.17     653
9.001% - 9.500%                128     20,107,699.13      13.03     9.248     357       86.78     640
9.501% - 10.000%               104     13,576,718.55       8.80     9.768     356       89.19     633
10.001% - 10.500%               63      6,122,803.77       3.97    10.211     358       84.96     613
10.501% - 11.000%               45      3,897,775.19       2.53    10.740     358       80.13     594
11.001% - 11.500%               25      1,889,753.13       1.22    11.259     358       83.24     585
11.501% - 12.000%                9        953,625.54       0.62    11.804     358       73.67     549
12.001% - 12.500%                3        295,383.64       0.19    12.154     359       71.73     525
Total:                         843   $154,280,999.62     100.00     8.503     357       84.74     658

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Investor Properties Loans

21. Maximum Loan Rate


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Maximum Loan Rate             Loans       Balance        Balance   Coupon   Maturity    LTV      Score
9.001% to 9.500%                 1   $    245,065.41       0.16     6.350     356       53.83     666
9.501% to 10.000%                1        152,738.36       0.10     6.800     358       85.00     689
10.001% to 10.500%               1        142,386.83       0.09     7.400     357       90.00     728
10.501% to 11.000%               1        278,013.62       0.18     7.850     358       80.00     684
11.501% to 12.000%               4      1,100,603.63       0.71     5.866     357       80.81     711
12.001% to 12.500%              10      2,562,720.03       1.66     6.584     356       76.41     680
12.501% to 13.000%              35      9,486,488.22       6.15     6.974     357       81.04     682
13.001% to 13.500%              48     14,030,719.22       9.09     7.261     357       82.09     703
13.501% to 14.000%             126     32,657,965.02      21.17     7.813     357       84.86     682
14.001% to 14.500%             100     21,925,426.09      14.21     8.343     358       86.10     652
14.501% to 15.000%             144     25,287,637.47      16.39     8.772     358       85.13     652
15.001% to 15.500%             127     20,276,439.17      13.14     9.249     357       86.81     641
15.501% to 16.000%             100     13,123,340.10       8.51     9.764     356       89.04     633
16.001% to 16.500%              62      5,920,577.04       3.84    10.215     358       84.79     612
16.501% to 17.000%              45      3,897,775.19       2.53    10.740     358       80.13     594
17.001% to 17.500%              26      1,944,095.04       1.26    11.253     358       83.15     585
17.501% to 18.000%               9        953,625.54       0.62    11.804     358       73.67     549
18.001% to 18.500%               3        295,383.64       0.19    12.154     359       71.73     525
Total:                         843   $154,280,999.62     100.00     8.503     357       84.74     658


22. Initial Periodic Rate Cap


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
Initial Periodic Rate        Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Cap                           Loans       Balance        Balance   Coupon   Maturity    LTV      Score
2.000%                           3   $    543,468.82       0.35     6.996     355       78.75     654
3.000%                         840    153,737,530.80      99.65     8.508     357       84.76     658
Total:                         843   $154,280,999.62     100.00     8.503     357       84.74     658

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Investor Properties Loans

23. Subsequent Periodic Rate Cap


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
Subsequent Periodic          Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Rate Cap                      Loans       Balance        Balance   Coupon   Maturity    LTV      Score
1.000%                         843   $154,280,999.62     100.00     8.503     357       84.74     658
Total:                         843   $154,280,999.62     100.00     8.503     357       84.74     658


24. Month of Next Interest Rate Adjustment


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
Month of Next                   of       Aggregate         by       W.A.   Remaining  Combined    W.A.
Interest Rate                Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Adjustment                    Loans       Balance        Balance   Coupon   Maturity    LTV      Score
2007-04                          3   $    316,308.80       0.21     8.440     351       79.50     613
2007-05                          2        394,547.32       0.26     7.421     352       63.05     585
2007-06                          2        115,718.94       0.08     9.959     353       92.44     672
2007-07                          9      1,688,087.79       1.09     7.637     354       69.12     637
2007-08                         10      1,750,012.84       1.13     7.558     355       82.46     672
2007-09                         57      9,219,280.95       5.98     8.153     356       82.67     656
2007-10                        156     30,376,242.53      19.69     7.987     357       85.61     681
2007-11                        495     89,926,824.94      58.29     8.757     357       85.24     649
2007-12                         49      9,542,429.29       6.19     8.968     359       85.29     634
2008-09                          4        725,189.35       0.47     6.967     356       68.09     669
2008-10                          9      1,758,019.53       1.14     8.042     349       89.04     741
2008-11                         12      2,285,469.93       1.48     8.274     358       87.62     681
2010-09                          3        431,209.23       0.28     7.119     356       70.60     740
2010-10                          9      2,145,483.92       1.39     7.703     357       81.12     709
2010-11                         21      3,338,993.87       2.16     8.454     358       83.67     673
2010-12                          2        267,180.39       0.17     8.330     359       77.12     711
Total:                         843   $154,280,999.62     100.00     8.503     357       84.74     658

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Investor Properties Loans

25. MI Insurer


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
MI Insurer                    Loans       Balance        Balance   Coupon   Maturity    LTV      Score
Radian                         602   $121,494,698.62      67.43     8.247     356       83.35     667
No MI                          406     58,684,221.79      32.57     9.008     356       85.37     647
Total:                       1,008   $180,178,920.41     100.00     8.495     356       84.00     661

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                    MI Loans

1. Statistical Cut-Off Balance


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
Statistical Cut-Off          Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Balance                       Loans       Balance        Balance   Coupon   Maturity    LTV      Score
$25,000.01 to $50,000.00        13   $    648,655.86       0.03     9.019     307       77.45     656
$50,000.01 to $75,000.00       611     38,662,208.59       2.06     9.164     351       81.79     607
$75,000.01 to $100,000.00      857     75,796,820.81       4.05     8.721     355       82.06     604
$100,000.01 to $125,000.00   1,030    115,779,354.81       6.18     8.341     355       81.72     610
$125,000.01 to $150,000.00     977    133,991,685.73       7.15     8.154     357       82.13     613
$150,000.01 to $175,000.00     764    123,886,749.24       6.61     7.926     356       81.76     613
$175,000.01 to $200,000.00     621    116,747,559.36       6.23     7.920     356       81.27     612
$200,000.01 to $225,000.00     598    127,139,600.14       6.79     7.633     357       81.67     624
$225,000.01 to $250,000.00     485    115,502,632.53       6.16     7.680     357       81.78     624
$250,000.01 to $275,000.00     364     95,162,643.06       5.08     7.464     357       80.58     625
$275,000.01 to $300,000.00     358    103,411,574.22       5.52     7.371     357       81.45     636
$300,000.01 to $325,000.00     362    113,058,232.65       6.03     7.120     358       81.29     639
$325,000.01 to $350,000.00     270     91,335,391.75       4.87     7.048     358       81.05     633
$350,000.01 to $375,000.00     249     90,001,485.61       4.80     7.107     358       82.06     635
$375,000.01 to $400,000.00     222     86,279,447.43       4.60     7.100     357       81.07     636
$400,000.01 to $425,000.00     139     57,400,973.58       3.06     7.043     356       81.09     635
$425,000.01 to $450,000.00     157     68,912,344.78       3.68     6.905     357       82.87     650
$450,000.01 to $475,000.00     112     51,821,058.22       2.77     6.727     358       81.35     655
$475,000.01 to $500,000.00     117     57,171,311.19       3.05     6.713     358       82.12     663
$500,000.01 to $525,000.00      83     42,526,938.59       2.27     6.820     358       82.41     665
$525,000.01 to $550,000.00      62     33,304,095.18       1.78     6.788     358       81.54     661
$550,000.01 to $575,000.00      66     36,967,517.99       1.97     6.786     357       83.12     654
$575,000.01 to $600,000.00      47     27,681,657.33       1.48     6.729     357       80.79     651
$600,000.01 to $625,000.00      32     19,643,040.94       1.05     6.747     357       81.62     665
$625,000.01 to $650,000.00      34     21,665,721.89       1.16     7.028     354       81.13     655
$650,000.01 to $675,000.00      18     11,988,676.67       0.64     6.968     358       84.49     669
$675,000.01 to $700,000.00      25     17,230,645.36       0.92     7.005     358       80.62     658
Total:                       8,673 $1,873,718,023.51     100.00     7.510     357       81.64     630

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                    MI Loans

2. Current Mortgage Rate


                                                        Percent
                            Number                      of Loans              W.A.      W.A.
                              of         Aggregate         by       W.A.   Remaining  Combined    W.A.
                           Mortgage      Principal      Principal   Gross   Term to   Original   Credit
Current Mortgage Rate       Loans         Balance        Balance   Coupon   Maturity    LTV      Score
5.000% to 5.499%              72     $ 26,073,056.03       1.39     5.325     357       78.78     685
5.500% to 5.999%             460      160,875,192.16       8.59     5.851     357       79.02     681
6.000% to 6.499%             606      192,803,106.16      10.29     6.257     357       79.72     668
6.500% to 6.999%           1,183      338,574,091.87      18.07     6.763     357       80.24     654
7.000% to 7.499%           1,025      246,959,189.39      13.18     7.238     357       81.20     637
7.500% to 7.999%           1,514      319,884,775.72      17.07     7.743     357       81.91     622
8.000% to 8.499%           1,094      201,079,254.33      10.73     8.242     357       82.95     605
8.500% to 8.999%           1,182      185,461,078.57       9.90     8.733     357       83.74     593
9.000% to 9.499%             621       88,431,034.16       4.72     9.216     356       84.90     583
9.500% to 9.999%             523       68,963,726.30       3.68     9.724     355       85.10     565
10.000% to 10.499%           205       24,206,337.70       1.29    10.193     356       85.98     563
10.500% to 10.999%           134       14,993,404.73       0.80    10.694     350       85.94     552
11.000% to 11.499%            36        3,464,143.94       0.18    11.204     358       84.74     545
11.500% to 11.999%            18        1,949,632.45       0.10    11.658     358       86.76     553
Total:                     8,673   $1,873,718,023.51     100.00     7.510     357       81.64     630


3. FICO Score


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
FICO Score                    Loans       Balance        Balance   Coupon   Maturity     LTV     Score
801 to 850                      11  $    3,215,423.96       0.17    6.901     349       81.60     804
751 to 800                     202      55,038,885.28       2.94    6.756     357       82.68     769
701 to 750                     704     197,831,148.26      10.56    6.639     356       82.32     721
651 to 700                   1,650     421,655,356.98      22.50    6.966     357       82.58     674
601 to 650                   2,769     584,047,917.35      31.17    7.454     357       82.42     626
551 to 600                   2,226     402,102,682.73      21.46    8.077     357       80.66     579
501 to 550                   1,093     206,093,854.30      11.00    8.712     357       78.64     527
451 to 500                      18       3,732,754.65       0.20    8.096     357       75.93     500
Total:                       8,673  $1,873,718,023.51     100.00    7.510     357       81.64     630

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                    MI Loans

4. Original Combined LTV


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Original Combined LTV         Loans       Balance        Balance   Coupon   Maturity     LTV     Score
60.01% to 65.00%               424   $   91,970,460.12      4.91    7.165     356       63.57     603
65.01% to 70.00%               536      116,607,203.39      6.22    7.257     355       68.79     607
70.01% to 75.00%               638      147,409,861.94      7.87    7.333     356       73.97     611
75.01% to 80.00%             3,863      793,332,293.91     42.34    7.386     357       79.71     634
80.01% to 85.00%               721      178,726,523.35      9.54    7.400     357       84.48     627
85.01% to 90.00%             1,637      387,656,530.63     20.69    7.668     357       89.66     646
90.01% to 95.00%               676      129,236,670.53      6.90    8.359     357       94.74     619
95.01% to 100.00%              178       28,778,479.64      1.54    8.698     358       99.81     644
Total:                       8,673   $1,873,718,023.51    100.00    7.510     357       81.64     630


5. Original Term


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Original Term                 Loans       Balance        Balance   Coupon   Maturity     LTV     Score
120                              4   $      215,215.65      0.01    9.757     119       76.95     610
180                             52        5,787,538.53      0.31    8.472     177       79.32     612
240                             39        5,591,327.82      0.30    7.440     237       76.37     641
360                          8,578    1,862,123,941.51     99.38    7.507     358       81.67     630
Total:                       8,673   $1,873,718,023.51    100.00    7.510     357       81.64     630

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                    MI Loans

6. Remaining Term


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Remaining Term                Loans       Balance        Balance   Coupon   Maturity     LTV     Score
116 to 120                       4   $      215,215.65      0.01    9.757     119       76.95     610
161 to 165                       1           89,369.91      0.00    7.500     161       74.96     588
171 to 175                       4          404,953.65      0.02    8.160     174       75.46     558
176 to 180                      47        5,293,214.97      0.28    8.512     178       79.69     617
231 to 235                       1          276,318.18      0.01    6.000     234       70.00     605
236 to 240                      38        5,315,009.64      0.28    7.515     237       76.70     643
346 to 350                       1           67,550.72      0.00    7.000     350       80.00     609
351 to 355                     220       45,801,213.44      2.44    7.236     354       81.75     633
356 to 360                   8,357    1,816,255,177.35     96.93    7.514     358       81.67     630
Total:                       8,673   $1,873,718,023.51    100.00    7.510     357       81.64     630


7. FRM ARM


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
FRM                          Mortgage    Principal      Principal   Gross   Term to   Original   Credit
ARM                           Loans       Balance        Balance   Coupon   Maturity     LTV     Score
6ML                          6,865   $1,478,070,738.04     78.88    7.569     357       82.16     626
FIX                          1,808      395,647,285.47     21.12    7.292     354       79.73     647
Total:                       8,673   $1,873,718,023.51    100.00    7.510     357       81.64     630

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                    MI Loans

8. Product Type


                                                          Percent
                                Number                    of Loans              W.A.      W.A.
                                  of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                               Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Product Type                    Loans       Balance        Balance   Coupon   Maturity     LTV     Score
2/28 6 MO LIBOR                 4,821  $  904,482,000.95     48.27    7.932     358       82.33     611
Fixed Rate 30 Yr                1,531     322,045,460.27     17.19    7.327     358       79.42     646
2/28 6 MO LIBOR IO                882     278,889,351.47     14.88    6.732     357       82.03     664
2/28 6 MO LIBOR 40/30 Balloon     490     121,137,330.63      6.47    7.515     358       83.11     608
5/25 6 MO LIBOR                   262      57,086,393.41      3.05    7.412     358       81.44     640
5/25 6 MO LIBOR IO                145      50,094,172.46      2.67    6.434     357       80.07     674
Fixed Rate 40/30 Balloon          120      37,985,694.52      2.03    7.201     358       82.19     643
3/27 6 MO LIBOR                   146      31,176,060.44      1.66    7.563     357       80.86     635
Fixed Rate 30 Yr 5Yr IO            67      24,023,788.94      1.28    6.633     358       80.66     676
3/27 6 MO LIBOR IO                 41      13,324,479.43      0.71    6.604     357       81.11     665
5/25 6 MO LIBOR 40/30 Balloon      33      11,741,780.24      0.63    7.026     358       82.40     643
Fixed Rate 20 Yr                   39       5,591,327.82      0.30    7.440     237       76.37     641
3/27 6 MO LIBOR 40/30 Balloon      20       5,570,712.06      0.30    7.217     358       80.27     617
Fixed Rate 15 Yr                   43       4,845,622.61      0.26    8.542     177       79.61     611
6 MO LIBOR                         11       2,284,987.86      0.12    7.018     358       74.08     582
Fixed Rate 30 Yr Rate Reduction     4         940,175.66      0.05    7.948     357       81.21     534
2/13 6 MO LIBOR                     8         862,428.78      0.05    8.228     178       77.65     613
6 MO LIBOR 40/30 Balloon            3         861,471.29      0.05    6.511     357       83.53     641
15/15 6 MO LIBOR IO                 1         384,990.12      0.02    7.000     358       74.04     664
Fixed Rate 10 Yr                    4         215,215.65      0.01    9.757     119       76.95     610
Other                               2         174,578.90      0.01    7.926     276       80.00     674
Total:                          8,673  $1,873,718,023.51    100.00    7.510     357       81.64     630

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                    MI Loans

9. Interest Only Loans


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Interest Only Loans           Loans       Balance        Balance   Coupon   Maturity     LTV     Score
Interest Only                 1,136  $  366,716,782.42     19.57    6.680     357       81.63     666
Not Interest Only             7,537   1,507,001,241.09     80.43    7.712     356       81.65     621
Total:                        8,673  $1,873,718,023.51    100.00    7.510     357       81.64     630


10. Prepayment Penalty Term (Months)


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
Prepayment Penalty           Mortgage    Principal      Principal   Gross   Term to   Original   Credit
 Term (Months)                Loans       Balance        Balance   Coupon   Maturity     LTV     Score
 0                           2,327   $  482,297,213.05     25.74    7.905     356       81.73     625
12                             628      205,155,553.97     10.95    7.158     357       80.81     647
24                           4,138      834,179,641.65     44.52    7.520     357       82.40     622
30                              17        3,935,554.50      0.21    7.712     350       85.09     646
36                           1,562      348,038,178.13     18.57    7.144     355       80.17     646
60                               1          111,882.21      0.01    9.200     358       80.00     617
Total:                       8,673   $1,873,718,023.51    100.00    7.510     357       81.64     630


11. LIEN


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
LIEN                          Loans       Balance        Balance   Coupon   Maturity     LTV     Score
1                             8,673  $1,873,718,023.51    100.00    7.510     357       81.64     630
Total:                        8,673  $1,873,718,023.51    100.00    7.510     357       81.64     630

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                    MI Loans

12. Documentation


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Documentation                 Loans       Balance        Balance   Coupon   Maturity     LTV     Score
Full Documentation            5,237  $  955,836,686.71     51.01    7.617     356       82.13     613
Stated Income                 3,296     884,006,587.79     47.18    7.398     357       81.15     647
Documentation
No Documentation                116      26,376,925.15      1.41    7.341     357       81.66     711
Lite Documentation               23       6,857,823.86      0.37    7.804     356       77.54     614
Business Bank Statements          1         640,000.00      0.03    6.300     358       80.00     638
Total:                        8,673  $1,873,718,023.51    100.00    7.510     357       81.64     630


13. Loan Purpose


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Loan Purpose                  Loans       Balance        Balance   Coupon   Maturity     LTV     Score
Cash Out Refinance            4,598  $1,067,583,992.99     56.98    7.443     356       80.31     621
Purchase                      3,516     690,097,229.19     36.83    7.596     357       83.70     646
Rate/Term Refinance             559     116,036,801.33      6.19    7.613     354       81.74     620
Total:                        8,673  $1,873,718,023.51    100.00    7.510     357       81.64     630

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                    MI Loans

14. Property Type


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Property Type                 Loans       Balance        Balance   Coupon   Maturity     LTV     Score
Single Family Detached        6,574  $1,369,685,697.81     73.10    7.501     357       81.59     627
PUD Detached                    694     164,693,466.47      8.79    7.446     357       82.25     624
2-4 Units Detached              457     128,172,208.33      6.84    7.556     357       81.63     655
Condo Low-Rise Attached         388      80,679,411.35      4.31    7.770     356       82.07     641
Single Family Attached          255      48,698,103.27      2.60    7.549     357       81.60     634
2-4 Units Attached              135      44,153,495.98      2.36    7.357     358       79.26     657
PUD Attached                    134      28,246,910.10      1.51    7.483     356       82.48     627
Condo High-Rise                  34       9,088,861.56      0.49    7.649     354       84.59     657
Attached
Condo Low-Rise Detached           2         299,868.64      0.02    7.883     355       80.00     598
Total:                        8,673  $1,873,718,023.51    100.00    7.510     357       81.64     630


15. Occupancy


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Occupancy                     Loans       Balance        Balance   Coupon   Maturity     LTV     Score
Primary                       7,884  $1,712,276,657.34     91.38    7.456     357       81.45     627
Non-owner                       602     121,494,698.62      6.48    8.247     356       83.35     667
Second Home                     187      39,946,667.55      2.13    7.572     356       84.92     657
Total:                        8,673  $1,873,718,023.51    100.00    7.510     357       81.64     630

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                    MI Loans

16. Credit Grade


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Credit Grade                  Loans       Balance        Balance   Coupon   Maturity     LTV     Score
A                               519  $  103,031,638.78      5.50    8.377     356       79.03     558
AA                            1,200     247,631,583.89     13.22    8.127     357       80.57     576
AA+                           6,954   1,523,054,800.84     81.29    7.351     357       82.00     644
Total:                        8,673  $1,873,718,023.51    100.00    7.510     357       81.64     630

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                    MI Loans

17. State or Territory


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
State or Territory            Loans       Balance        Balance   Coupon   Maturity     LTV     Score
California                    1,176  $  420,776,619.93     22.46    6.662     357       80.25     650
Florida                         988     195,952,238.51     10.46    7.707     357       81.83     626
New York                        559     176,643,967.40      9.43    7.149     357       80.66     650
Massachusetts                   436     127,698,190.77      6.82    7.338     357       81.14     646
Texas                           736      99,134,160.48      5.29    8.257     354       82.29     607
New Jersey                      383      98,655,543.00      5.27    7.818     357       80.65     627
Virginia                        338      68,696,140.22      3.67    7.777     356       81.40     609
Illinois                        266      47,754,808.07      2.55    8.429     357       83.35     600
Pennsylvania                    312      47,424,383.90      2.53    7.918     356       83.49     617
Michigan                        344      46,127,494.69      2.46    8.451     357       84.66     607
Maryland                        183      45,114,739.77      2.41    7.829     357       80.60     601
Georgia                         278      41,623,252.18      2.22    8.283     356       82.36     613
Arizona                         188      38,261,461.63      2.04    7.439     358       80.48     618
Connecticut                     170      35,589,558.28      1.90    7.471     356       80.83     619
Ohio                            248      31,622,934.51      1.69    8.419     357       87.10     614
Rhode Island                    113      27,790,600.74      1.48    7.249     356       80.98     643
Washington                      125      26,120,056.56      1.39    7.334     357       82.28     629
North Carolina                  178      26,063,406.83      1.39    8.226     356       84.62     614
Nevada                           97      23,971,778.82      1.28    7.275     358       82.29     627
Colorado                        118      23,605,933.76      1.26    7.557     358       83.07     618
Hawaii                           53      20,695,174.75      1.10    6.512     356       80.99     668
Wisconsin                       120      18,061,575.42      0.96    8.302     356       82.46     619
New Hampshire                    90      17,965,648.63      0.96    7.484     358       81.55     634
Maine                           107      16,902,485.79      0.90    8.126     358       81.68     626
Tennessee                       116      14,115,751.51      0.75    8.271     349       84.54     615
Minnesota                        61      12,209,738.33      0.65    7.671     356       80.83     627
South Carolina                   80      11,946,717.77      0.64    8.388     358       82.31     604
Indiana                          92      11,547,141.24      0.62    8.264     357       85.04     622
Oregon                           52      10,856,975.03      0.58    7.616     358       80.76     626
Alabama                          83       9,817,798.83      0.52    8.359     352       84.61     596
Missouri                         78       9,497,320.37      0.51    8.478     358       84.15     602
Utah                             51       8,896,494.57      0.47    7.545     357       84.09     617

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                    MI Loans


Vermont                          56       8,795,332.23      0.47    8.190     356       84.76     626
Kentucky                         72       8,199,771.66      0.44    8.230     358       86.01     623
Oklahoma                         58       6,514,949.59      0.35    8.776     354       85.15     595
Delaware                         27       5,114,719.41      0.27    7.906     357       82.80     599
Louisiana                        35       4,544,881.02      0.24    8.332     358       86.43     619
District of                      13       4,137,991.24      0.22    7.555     358       79.15     622
Columbia
Arkansas                         34       4,009,094.75      0.21    8.714     351       88.40     600
Idaho                            26       3,779,094.82      0.20    7.986     358       83.68     613
Iowa                             37       3,755,011.65      0.20    8.675     354       84.64     610
Kansas                           25       3,191,436.38      0.17    8.591     358       85.92     597
Wyoming                          19       2,803,848.34      0.15    7.876     358       83.71     633
Mississippi                      16       2,240,588.88      0.12    8.160     357       84.67     617
Montana                           8       1,504,267.99      0.08    8.251     358       81.77     595
Nebraska                         12       1,161,305.08      0.06    8.598     358       80.72     589
South Dakota                      6       1,085,985.01      0.06    7.504     358       83.53     619
Alaska                            4       1,026,985.95      0.05    8.189     358       83.63     597
North Dakota                      6         712,667.22      0.04    8.541     358       82.88     598
Total:                        8,673  $1,873,718,023.51    100.00    7.510     357       81.64     630


18. Silent Second


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Silent Second                 Loans       Balance        Balance   Coupon   Maturity     LTV     Score
No Silent 2nd                 6,484  $1,457,448,933.98     77.78    7.595     356       82.14     624
Silent 2nd                    2,189     416,269,089.53     22.22    7.213     357       79.91     652
Total:                        8,673  $1,873,718,023.51    100.00    7.510     357       81.64     630

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                    MI Loans

19. Gross Margin


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Gross Margin                  Loans       Balance        Balance   Coupon   Maturity     LTV     Score
2.501% to 3.000%                  2  $      628,013.40      0.04    5.284     356       77.48     699
3.001% to 3.500%                 13       5,069,604.05      0.34    5.445     356       79.34     683
3.501% to 4.000%                 85      28,669,134.53      1.94    5.842     357       78.69     687
4.001% to 4.500%                306      98,839,063.07      6.69    6.012     357       78.68     688
4.501% to 5.000%                744     214,619,052.79     14.52    6.506     357       80.23     669
5.001% to 5.500%              1,159     283,149,656.84     19.16    7.030     357       80.82     644
5.501% to 6.000%              1,424     306,117,499.11     20.71    7.622     358       82.22     622
6.001% to 6.500%              1,288     242,587,680.96     16.41    8.162     358       83.36     602
6.501% to 7.000%                927     161,217,413.66     10.91    8.676     358       84.71     582
7.001% to 7.500%                517      78,771,795.82      5.33    9.191     357       85.64     571
7.501% to 8.000%                341      48,415,626.16      3.28    9.770     358       86.17     552
8.001% to 8.500%                 56       9,417,428.06      0.64    9.829     358       89.12     540
8.501% to 9.000%                  2         327,588.63      0.02   10.113     357       82.04     559
9.001% to 9.500%                  1         241,180.96      0.02   10.350     352       79.34     525
Total:                        6,865  $1,478,070,738.04    100.00    7.569     357       82.16     626

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                    MI Loans

20. Minimum Loan Rate


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Minimum Loan Rate             Loans       Balance        Balance   Coupon   Maturity     LTV     Score
4.501% - 5.000%                   2   $      539,131.28     0.04    6.475     357       80.00     686
5.001% - 5.500%                  82       28,009,861.24     1.90    5.382     357       78.72     684
5.501% - 6.000%                 324      111,272,016.70     7.53    5.862     357       79.87     674
6.001% - 6.500%                 456      143,858,116.79     9.73    6.307     357       80.22     667
6.501% - 7.000%                 884      252,661,569.77    17.09    6.795     357       80.94     649
7.001% - 7.500%                 876      209,397,602.03    14.17    7.288     358       81.67     633
7.501% - 8.000%               1,185      249,671,657.77    16.89    7.783     357       82.56     619
8.001% - 8.500%                 981      179,733,454.01    12.16    8.286     358       83.14     601
8.501% - 9.000%                 938      147,116,307.51     9.95    8.776     358       83.94     589
9.001% - 9.500%                 502       73,983,069.03     5.01    9.259     358       84.94     578
9.501% - 10.000%                386       51,327,928.35     3.47    9.765     358       85.48     562
10.001% - 10.500%               136       17,660,492.91     1.19   10.235     357       85.95     554
10.501% - 11.000%                87        9,616,234.10     0.65   10.724     358       87.21     552
11.001% - 11.500%                20        2,511,381.37     0.17   11.298     358       85.02     541
11.501% - 12.000%                 6          711,915.18     0.05   11.704     358       85.83     547
Total:                        6,865   $1,478,070,738.04   100.00    7.569     357       82.16     626

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                    MI Loans

21. Maximum Loan Rate


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
                             Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Maximum Loan Rate             Loans       Balance        Balance   Coupon   Maturity     LTV     Score
8.501% to 9.000%                  1   $      112,017.80     0.01    5.650     356       75.00     602
9.501% to 10.000%                 8        1,871,709.69     0.13    6.692     357       75.45     657
10.001% to 10.500%                9        1,065,739.32     0.07    7.315     357       82.24     672
10.501% to 11.000%               17        2,534,727.96     0.17    7.529     357       79.68     607
11.001% to 11.500%               93       29,527,921.68     2.00    5.538     357       78.94     679
11.501% to 12.000%              328      111,221,158.33     7.52    5.886     357       79.85     674
12.001% to 12.500%              460      143,953,618.98     9.74    6.317     357       80.23     666
12.501% to 13.000%              882      251,728,605.81    17.03    6.803     357       81.01     649
13.001% to 13.500%              871      208,580,591.26    14.11    7.290     358       81.68     633
13.501% to 14.000%            1,175      248,354,753.26    16.80    7.782     357       82.59     619
14.001% to 14.500%              969      177,370,508.97    12.00    8.283     358       83.18     601
14.501% to 15.000%              926      145,490,916.65     9.84    8.774     358       83.93     589
15.001% to 15.500%              504       75,590,125.18     5.11    9.240     358       84.88     578
15.501% to 16.000%              379       50,526,521.10     3.42    9.764     358       85.49     562
16.001% to 16.500%              130       16,920,254.20     1.14   10.230     357       86.01     554
16.501% to 17.000%               85        9,452,754.02     0.64   10.721     358       87.22     552
17.001% to 17.500%               21        2,807,510.91     0.19   11.050     358       84.54     542
17.501% to 18.000%                6          711,915.18     0.05   11.704     358       85.83     547
18.001% to 18.500%                1          249,387.74     0.02    8.500     356       64.10     512
Total:                        6,865   $1,478,070,738.04   100.00    7.569     357       82.16     626

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                    MI Loans

22. Initial Periodic Rate Cap


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
Initial Periodic Rate        Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Cap                           Loans       Balance        Balance   Coupon   Maturity     LTV     Score
1.000%                           14   $    3,146,459.15     0.21    6.879     357       76.67     598
1.500%                            1          403,527.78     0.03    8.150     358       95.00     604
2.000%                          101       26,230,994.55     1.77    7.194     357       81.31     605
3.000%                        6,749    1,448,289,756.56    97.99    7.577     357       82.18     626
Total:                        6,865   $1,478,070,738.04   100.00    7.569     357       82.16     626


23. Subsequent Periodic Rate Cap


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of       Aggregate         by       W.A.   Remaining  Combined    W.A.
Subsequent Periodic          Mortgage    Principal      Principal   Gross   Term to   Original   Credit
Rate Cap                      Loans       Balance        Balance   Coupon   Maturity     LTV     Score
1.000%                        6,861   $1,476,852,644.11    99.92    7.569     357       82.15     626
1.500%                            4        1,218,093.93     0.08    6.936     357       86.30     626
Total:                        6,865   $1,478,070,738.04   100.00    7.569     357       82.16     626

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                    MI Loans

24. Month of Next Interest Rate Adjustment


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
Month of Next Interest Rate  Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Adjustment                    Loans        Balance       Balance   Coupon   Maturity     LTV     Score
2006-04                           5   $    1,470,494.57     0.10    5.883     357       76.71     621
2006-05                           8        1,505,634.52     0.10    8.026     358       77.94     580
2006-07                           1          170,330.06     0.01    5.350     354       65.00     564
2007-03                           1           67,550.72     0.00    7.000     350       80.00     609
2007-04                          15        2,194,101.26     0.15    7.895     351       83.70     615
2007-05                           7        1,626,364.66     0.11    8.327     352       75.74     563
2007-06                          22        4,862,852.80     0.33    7.433     353       85.00     620
2007-07                          55       12,205,399.98     0.83    7.137     354       81.69     637
2007-08                          72       14,827,428.07     1.00    7.188     354       82.77     641
2007-09                         408       88,570,354.15     5.99    7.160     356       84.06     630
2007-10                       1,183      275,032,350.49    18.61    7.224     357       82.45     638
2007-11                       4,100      835,536,264.11    56.53    7.799     358       82.16     617
2007-12                         338       70,448,445.59     4.77    8.103     359       81.65     609
2008-06                           1          449,831.46     0.03    8.275     353       80.00     511
2008-07                           4          660,247.17     0.04    7.030     354       81.22     633
2008-08                           5        1,124,597.92     0.08    6.184     355       85.33     659
2008-09                          21        5,354,343.40     0.36    7.097     356       83.61     635
2008-10                          53       13,208,367.78     0.89    6.840     357       81.74     665
2008-11                         114       27,122,252.51     1.83    7.498     357       79.56     633
2008-12                          10        2,231,098.83     0.15    7.840     359       82.68     635
2010-04                           1          440,000.00     0.03    5.500     351       67.18     692
2010-06                           1          223,754.80     0.02    5.740     353       81.45     663
2010-08                           6        1,378,180.59     0.09    7.318     355       80.50     591
2010-09                          34        9,638,239.09     0.65    6.336     356       84.99     691
2010-10                         113       32,751,491.93     2.22    6.682     357       80.50     668
2010-11                         269       69,561,261.14     4.71    7.132     358       80.77     645
2010-12                          16        4,929,418.56     0.33    7.739     359       80.10     645
2020-11                           2          480,081.88     0.03    7.361     358       75.22     665
Total:                        6,865   $1,478,070,738.04   100.00    7.569     357       82.16     626

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                    MI Loans

25. MI Insurer


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
MI Insurer                    Loans        Balance       Balance   Coupon   Maturity     LTV     Score
Radian                        8,673   $1,873,718,023.51   100.00    7.510     357       81.64     630
Total:                        8,673   $1,873,718,023.51   100.00    7.510     357       81.64     630

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
Bank of America [LOGO]

Bank of America [LOGO]
                                  OOMLT 2006-1
                                   No MI Loans

1. Statistical Cut-Off Balance


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
Statistical Cut-Off          Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Balance                       Loans        Balance       Balance   Coupon   Maturity     LTV     Score
$0.01 to $25,000.00              44   $    1,024,733.97     0.09   10.994     345       92.02     612
$25,000.01 to $50,000.00      1,243       45,280,336.37     3.94   10.751     351       93.51     621
$50,000.01 to $75,000.00      1,026       63,687,670.18     5.55   10.377     354       84.79     613
$75,000.01 to $100,000.00       670       58,571,665.90     5.10    9.649     354       81.60     613
$100,000.01 to $125,000.00      562       63,238,723.49     5.51    9.195     354       79.51     612
$125,000.01 to $150,000.00      481       66,397,185.08     5.78    8.719     355       74.27     601
$150,000.01 to $175,000.00      359       58,183,756.88     5.07    8.402     357       72.95     601
$175,000.01 to $200,000.00      297       55,808,377.34     4.86    8.332     357       72.34     589
$200,000.01 to $225,000.00      246       52,469,968.24     4.57    7.916     356       73.44     603
$225,000.01 to $250,000.00      187       44,633,220.96     3.89    7.863     357       73.55     600
$250,000.01 to $275,000.00      167       43,944,492.04     3.83    7.698     357       74.77     611
$275,000.01 to $300,000.00      156       45,170,693.30     3.93    7.654     357       74.97     610
$300,000.01 to $325,000.00      139       43,247,742.31     3.77    7.454     357       77.05     609
$325,000.01 to $350,000.00      127       42,957,651.89     3.74    7.177     357       75.55     613
$350,000.01 to $375,000.00       82       29,702,219.95     2.59    7.372     358       80.35     618
$375,000.01 to $400,000.00       99       38,333,024.84     3.34    7.295     357       79.58     619
$400,000.01 to $425,000.00       86       35,600,921.53     3.10    7.212     357       78.44     623
$425,000.01 to $450,000.00       74       32,519,571.29     2.83    6.950     357       78.87     618
$450,000.01 to $475,000.00       53       24,397,818.44     2.12    7.071     358       87.13     638
$475,000.01 to $500,000.00       51       24,925,159.61     2.17    7.112     357       75.73     627
$500,000.01 to $525,000.00       39       20,022,202.90     1.74    6.928     357       76.53     632
$525,000.01 to $550,000.00       29       15,565,873.74     1.36    7.311     357       80.87     626
$550,000.01 to $575,000.00       18       10,108,150.58     0.88    6.955     357       85.55     627
$575,000.01 to $600,000.00       35       20,749,938.61     1.81    7.454     358       83.76     632
$600,000.01 to $625,000.00       22       13,506,576.84     1.18    6.818     357       81.19     654
$625,000.01 to $650,000.00       18       11,513,374.73     1.00    6.772     358       75.00     614
$650,000.01 to $675,000.00       12        7,976,302.86     0.69    7.112     357       85.42     643
$675,000.01 to $700,000.00        8        5,539,600.00     0.48    6.371     357       85.19     629
$700,000.01 to $725,000.00       26       18,612,588.73     1.62    7.076     357       83.37     639
$725,000.01 to $750,000.00       27       20,032,107.13     1.74    7.084     351       81.22     658
$750,000.01 to $775,000.00       14       10,676,068.10     0.93    6.938     358       79.56     644
$775,000.01 to $800,000.00       15       11,900,680.48     1.04    6.979     357       71.38     632
$800,000.01 or greater          112      111,907,361.32     9.75    6.771     357       74.92     640
Total:                        6,524   $1,148,205,759.63   100.00    7.994     356       78.13     617

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                   No MI Loans

2. Current Mortgage Rate


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Current Mortgage Rate         Loans        Balance       Balance   Coupon   Maturity     LTV     Score
5.000% to 5.499%                 40   $   15,771,519.61     1.37    5.286     355       66.71     696
5.500% to 5.999%                217       84,850,317.93     7.39    5.831     356       70.14     654
6.000% to 6.499%                281      104,877,292.52     9.13    6.270     357       73.18     650
6.500% to 6.999%                542      189,286,468.28    16.49    6.763     357       75.25     633
7.000% to 7.499%                441      138,701,494.42    12.08    7.232     357       78.04     626
7.500% to 7.999%                555      150,376,437.39    13.10    7.752     357       78.16     610
8.000% to 8.499%                400       77,764,736.31     6.77    8.245     356       78.33     598
8.500% to 8.999%                580       91,166,050.18     7.94    8.739     357       80.35     592
9.000% to 9.499%                451       56,434,584.47     4.92    9.225     357       81.15     595
9.500% to 9.999%                672       73,000,375.88     6.36    9.728     356       83.02     604
10.000% to 10.499%              456       43,954,456.33     3.83   10.237     355       82.99     598
10.500% to 10.999%              636       47,997,232.56     4.18   10.730     355       86.10     594
11.000% to 11.499%              477       29,884,510.23     2.60   11.224     352       86.09     586
11.500% to 11.999%              552       31,892,285.08     2.78   11.710     355       86.81     575
12.000% to 12.499%              168        9,414,972.43     0.82   12.159     355       85.71     567
12.500% to 12.999%               29        1,585,524.46     0.14   12.725     351       79.15     575
13.000% to 13.499%               20          958,424.23     0.08   13.184     342       78.49     575
13.500% to 13.999%                6          244,285.11     0.02   13.749     358       77.21     553
14.000% to 14.499%                1           44,792.21     0.00   14.200     359      100.00     641
Total:                        6,524   $1,148,205,759.63   100.00    7.994     356       78.13     617

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                   No MI Loans

3. FICO Score


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
FICO Score                    Loans        Balance       Balance   Coupon   Maturity     LTV     Score
801 to 850                        4   $      450,886.17     0.04    7.238     357       59.29     811
751 to 800                      125       28,574,781.55     2.49    6.877     353       78.42     770
701 to 750                      405       87,025,522.05     7.58    7.205     357       82.96     720
651 to 700                    1,105      205,351,236.59    17.88    7.535     357       83.80     674
601 to 650                    2,097      370,751,185.60    32.29    7.779     356       80.78     623
551 to 600                    1,566      253,059,925.88    22.04    8.155     356       74.78     580
501 to 550                    1,103      186,973,883.92    16.28    9.143     356       69.23     525
451 to 500                       28        5,375,574.53     0.47    9.416     358       72.73     500
Not Available                    91       10,642,763.34     0.93    9.047     356       75.51       0
Total:                        6,524   $1,148,205,759.63   100.00    7.994     356       78.13     617

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                   No MI Loans

4. Original Combined LTV


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Original Combined LTV         Loans        Balance       Balance   Coupon   Maturity     LTV     Score
5.01% to 10.00%                   1   $       49,912.21     0.00    9.950     357        8.33     559
10.01% to 15.00%                  3          233,451.09     0.02    7.933     300       13.28     556
15.01% to 20.00%                  7        1,136,066.39     0.10    7.067     356       18.72     694
20.01% to 25.00%                  6          456,267.12     0.04    9.052     357       22.30     585
25.01% to 30.00%                 14        2,589,525.89     0.23    7.039     357       27.72     650
30.01% to 35.00%                 55        8,078,561.95     0.70    7.510     353       33.46     583
35.01% to 40.00%                 64       10,802,670.79     0.94    7.491     356       37.81     610
40.01% to 45.00%                 94       17,156,887.92     1.49    7.392     355       42.78     614
45.01% to 50.00%                171       31,058,130.46     2.70    7.599     356       48.13     596
50.01% to 55.00%                220       45,979,585.07     4.00    7.256     356       52.97     609
55.01% to 60.00%                378       83,411,432.43     7.26    7.264     355       58.02     602
60.01% to 65.00%                284       60,321,465.67     5.25    8.207     356       63.69     578
65.01% to 70.00%                301       75,425,276.25     6.57    7.625     356       69.08     592
70.01% to 75.00%                375       87,060,226.32     7.58    8.080     357       74.27     585
75.01% to 80.00%              1,199      262,207,738.50    22.84    7.753     356       79.73     612
80.01% to 85.00%                447       87,089,028.07     7.58    7.910     356       84.52     617
85.01% to 90.00%                413      113,969,886.32     9.93    7.607     357       89.62     630
90.01% to 95.00%                625      130,170,965.51    11.34    8.049     357       94.73     654
95.01% to 100.00%             1,867      131,008,681.67    11.41    9.861     356       99.93     654
Total:                        6,524   $1,148,205,759.63   100.00    7.994     356       78.13     617

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                   No MI Loans

5. Original Term


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Original Term                 Loans        Balance       Balance   Coupon   Maturity     LTV     Score
120                               3   $      108,594.73     0.01   10.779     118       76.39     624
180                              63        5,126,199.79     0.45    8.894     177       71.28     625
240                              38        2,511,528.51     0.22    9.356     237       74.34     616
360                           6,420    1,140,459,436.60    99.33    7.986     357       78.17     617
Total:                        6,524   $1,148,205,759.63   100.00    7.994     356       78.13     617


6. Remaining Term


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
Remaining Term               Mortgage     Principal     Principal   Gross   Term to   Original   Credit
                              Loans        Balance       Balance   Coupon   Maturity     LTV     Score
116 to 120                        3   $      108,594.73     0.01   10.779     118       76.39     624
166 to 170                        1           29,272.11     0.00   12.500     168       72.28     538
171 to 175                        6          195,001.73     0.02   10.318     173       75.27     573
176 to 180                       56        4,901,925.95     0.43    8.815     178       71.12     628
231 to 235                        5          276,776.95     0.02   10.630     234       77.49     618
236 to 240                       33        2,234,751.56     0.19    9.198     238       73.95     616
346 to 350                       13          460,152.27     0.04    9.927     349       95.97     608
351 to 355                      443       70,212,813.18     6.12    8.012     354       80.20     611
356 to 360                    5,964    1,069,786,471.15    93.17    7.984     358       78.03     618
Total:                        6,524   $1,148,205,759.63   100.00    7.994     356       78.13     617

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                   No MI Loans

7. FRM ARM


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
FRM                          Mortgage     Principal     Principal   Gross   Term to   Original   Credit
ARM                           Loans        Balance       Balance   Coupon   Maturity     LTV     Score
6ML                           3,627   $  869,038,037.74    75.69    7.740     357       77.78     609
FIX                           2,897      279,167,721.89    24.31    8.785     353       79.22     643
Total:                        6,524   $1,148,205,759.63   100.00    7.994     356       78.13     617

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                   No MI Loans

8. Product Type


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Product Type                  Loans        Balance       Balance   Coupon   Maturity     LTV     Score
2/28 6 MO LIBOR               2,250   $  392,702,711.03    34.20    8.563     357       73.79     582
2/28 6 MO LIBOR IO              953      342,979,690.18    29.87    7.015     357       83.73     634
Fixed Rate 30 Yr              2,669      238,794,762.09    20.80    8.981     357       80.52     645
5/25 6 MO LIBOR IO              105       38,554,225.79     3.36    6.667     358       78.76     645
2/28 6 MO LIBOR 40/30 Balloon   102       38,374,732.82     3.34    7.375     358       74.03     598
Fixed Rate 30 Yr 5Yr IO          55       18,856,470.12     1.64    6.772     358       77.00     647
3/27 6 MO LIBOR IO               44       17,957,330.83     1.56    6.758     357       79.90     661
3/27 6 MO LIBOR                  74       16,930,885.81     1.47    7.697     357       66.76     613
5/25 6 MO LIBOR                  70       16,528,783.23     1.44    7.583     357       66.35     616
Fixed Rate 40/30 Balloon         31        9,252,703.64     0.81    6.787     358       62.18     632
Fixed Rate 30 Yr Rate            43        4,955,809.18     0.43   10.291     358       68.24     548
Reduction
Fixed Rate 15 Yr                 57        4,615,908.32     0.40    8.848     177       69.61     625
Fixed Rate 20 Yr                 37        2,439,092.63     0.21    9.301     237       74.76     619
5/25 6 MO LIBOR 40/30 Balloon     7        1,697,166.01     0.15    7.063     357       53.58     607
6 MO LIBOR                        6        1,400,256.74     0.12    8.702     358       67.48     511
3/27 6 MO LIBOR 40/30 Balloon     2          715,439.06     0.06    8.350     358       95.00     717
6 MO LIBOR 40/30 Balloon          2          517,911.78     0.05    7.642     357       95.44     603
2/13 6 MO LIBOR                   3          309,051.76     0.03    9.145     177       85.78     635
15/15 6 MO LIBOR                  7          240,558.29     0.02    9.964     354       100.00    650
3/12 6 MO LIBOR                   2          129,294.41     0.01    8.454     177       88.75     674
Other                             5          252,975.91     0.02   11.104     169       74.14     569
Total:                        6,524   $1,148,205,759.63   100.00    7.994     356       78.13     617

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                   No MI Loans

9. Interest Only Loans


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Interest Only Loans           Loans        Balance       Balance   Coupon   Maturity     LTV     Score
Interest Only                 1,157   $  418,347,716.92    36.43    6.961     357       82.80     637
Not Interest Only             5,367      729,858,042.71    63.57    8.586     356       75.46     606
Total:                        6,524   $1,148,205,759.63   100.00    7.994     356       78.13     617


10. Prepayment Penalty Term (Months)


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
Prepayment Penalty           Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Term (Months)                 Loans        Balance       Balance   Coupon   Maturity     LTV     Score
 0                            2,411   $  322,098,764.22    28.05    8.614     356       79.51     615
12                              345      106,468,247.57     9.27    7.500     357       75.71     632
24                            2,803      536,498,878.00    46.72    7.906     357       79.90     608
30                                1          189,771.85     0.02   11.850     356       48.72     514
36                              962      182,353,126.17    15.88    7.442     353       71.91     640
60                                2          596,971.82     0.05    7.853     358       87.99     557
Total:                        6,524   $1,148,205,759.63   100.00    7.994     356       78.13     617


11. LIEN


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
LIEN                          Loans        Balance       Balance   Coupon   Maturity     LTV     Score
1                             4,382   $1,024,824,170.84    89.25    7.684     357       76.13     614
2                             2,142      123,381,588.79    10.75   10.564     354       94.73     646
Total:                        6,524   $1,148,205,759.63   100.00    7.994     356       78.13     617

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                   No MI Loans

12. Documentation


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Documentation                 Loans        Balance       Balance   Coupon   Maturity     LTV     Score
Full Documentation            4,393   $  663,751,676.18    57.81    8.042     356       79.42     608
Stated Income                 2,064      465,672,349.95    40.56    7.944     356       76.47     628
Documentation
No Documentation                 30        9,107,404.05     0.79    7.429     357       73.14     721
Lite Documentation               33        8,145,406.87     0.71    7.869     357       74.72     625
Business Bank Statements          4        1,528,922.58     0.13    6.228     358       71.72     594
Total:                        6,524   $1,148,205,759.63   100.00    7.994     356       78.13     617


13. Loan Purpose


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Loan Purpose                  Loans        Balance       Balance   Coupon   Maturity     LTV     Score
Cash Out Refinance            3,595   $  770,508,990.52    67.11    7.798     356       74.28     606
Purchase                      2,485      308,995,033.07    26.91    8.404     356       87.85     647
Rate/Term Refinance             444       68,701,736.04     5.98    8.340     356       77.65     607
Total:                        6,524   $1,148,205,759.63   100.00    7.994     356       78.13     617

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                   No MI Loans

14. Property Type


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Property Type                 Loans        Balance       Balance   Coupon   Maturity     LTV     Score
Single Family Detached        4,660   $  795,501,530.39    69.28    8.035     356       77.76     612
PUD Detached                    507      109,467,701.48     9.53    7.699     357       79.14     619
2-4 Units Detached              328       75,563,710.87     6.58    7.863     357       78.23     637
Condo Low-Rise Attached         292       45,998,708.37     4.01    8.326     357       81.71     634
Manufactured Housing            326       42,401,976.82     3.69    7.969     354       78.53     636
2-4 Units Attached              104       31,773,853.61     2.77    7.524     357       74.39     633
Single Family Attached          182       24,517,069.47     2.14    8.287     356       78.42     623
PUD Attached                    101       16,608,532.99     1.45    8.247     357       83.95     622
Condo High-Rise                  19        5,211,415.93     0.45    7.988     353       79.16     649
Attached
Condo Low-Rise Detached           5        1,161,259.70     0.10    7.177     358       82.19     650
Total:                        6,524   $1,148,205,759.63   100.00    7.994     356       78.13     617


15. Occupancy


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Occupancy                     Loans        Balance       Balance   Coupon   Maturity     LTV     Score
Primary                       6,055   $1,067,344,602.57    92.96    7.954     356       77.78     615
Non-owner                       406       58,684,221.79     5.11    9.008     356       85.37     647
Second Home                      63       22,176,935.27     1.93    7.214     351       75.91     658
Total:                        6,524   $1,148,205,759.63   100.00    7.994     356       78.13     617

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                   No MI Loans

16. Credit Grade


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Credit Grade                  Loans        Balance       Balance   Coupon   Maturity     LTV     Score
A                               237   $   43,134,264.70     3.76    8.205     356       67.88     565
AA                              585      105,512,490.60     9.19    8.007     356       75.78     582
AA+                           4,579      804,768,320.88    70.09    7.684     356       80.64     641
B                               667      120,857,212.60    10.53    8.869     357       74.18     549
C                               265       44,568,389.06     3.88    9.319     357       69.18     552
CC                              187       29,025,861.14     2.53   10.501     357       62.33     544
NG                                4          339,220.65     0.03   10.161     354       100.00    612
Total:                        6,524   $1,148,205,759.63   100.00    7.994     356       78.13     617

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                   No MI Loans

17. State or Territory


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
State or Territory            Loans        Balance       Balance   Coupon   Maturity     LTV     Score
California                    1,272   $  363,523,701.00    31.66    7.233     357       77.75     630
Florida                         700      120,631,973.72    10.51    8.167     355       76.55     613
New York                        446      104,365,938.61     9.09    7.858     357       73.85     623
Massachusetts                   368       73,747,992.77     6.42    7.872     357       77.71     626
New Jersey                      235       60,048,016.73     5.23    7.860     357       74.49     619
Virginia                        222       38,282,126.01     3.33    8.243     356       75.62     602
Texas                           452       37,356,672.52     3.25    9.466     350       82.53     593
Maryland                        139       25,846,302.76     2.25    8.441     357       79.21     597
Arizona                         152       21,718,230.92     1.89    8.075     357       78.66     608
Nevada                          119       21,588,975.41     1.88    7.802     357       75.28     606
Illinois                        150       21,518,598.12     1.87    8.956     357       82.45     594
Georgia                         192       19,976,540.67     1.74    9.138     356       85.65     603
Washington                      121       19,748,442.16     1.72    8.264     355       80.66     615
Connecticut                     114       19,274,650.66     1.68    8.273     356       76.88     599
Michigan                        216       19,074,384.73     1.66    9.453     357       83.40     591
Colorado                        124       18,611,082.99     1.62    8.060     357       84.19     611
Pennsylvania                    170       17,679,039.22     1.54    8.882     354       80.13     597
Hawaii                           45       17,037,100.04     1.48    7.203     357       79.93     650
Ohio                            145       12,397,761.83     1.08    9.519     357       82.45     597
Rhode Island                     65       10,992,128.11     0.96    7.899     357       76.56     644
North Carolina                  117       10,672,136.00     0.93    9.288     357       84.34     594
Oregon                           52        8,091,139.18     0.70    8.054     357       76.44     613
New Hampshire                    67        7,758,602.93     0.68    8.570     352       77.95     600
Indiana                          72        6,928,971.57     0.60    9.229     354       87.23     611
Wisconsin                        70        6,775,052.40     0.59    9.244     354       80.63     604
Minnesota                        48        5,783,526.70     0.50    8.641     357       85.06     606
Tennessee                        73        5,366,700.95     0.47    9.286     355       85.86     605
Maine                            49        5,026,221.99     0.44    9.044     355       75.30     621
Missouri                         63        4,626,580.76     0.40   10.472     356       82.07     573
South Carolina                   47        4,483,421.52     0.39    9.404     350       82.75     593
Idaho                            33        3,961,259.15     0.34    8.289     357       81.66     619
Utah                             36        3,858,233.77     0.34    8.929     357       87.27     618

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                   No MI Loans


Alabama                          34        3,731,946.83     0.33    8.384     355       83.13     625
District of                      16        3,429,323.98     0.30    7.844     358       58.40     610
Columbia
Kentucky                         43        3,262,972.89     0.28    9.656     357       86.01     591
Iowa                             32        3,054,150.90     0.27    9.218     358       89.97     607
Delaware                         23        2,976,890.03     0.26    8.854     356       79.58     576
Oklahoma                         41        2,800,122.32     0.24   10.001     356       85.32     603
Louisiana                        46        2,749,121.45     0.24   10.021     356       86.88     594
Vermont                          21        1,616,075.41     0.14    8.843     358       78.60     625
Arkansas                         17        1,506,931.13     0.13    9.959     344       84.98     573
Montana                           7        1,454,946.95     0.13    8.225     357       78.85     613
Nebraska                         14        1,269,403.34     0.11    8.843     351       83.77     609
Mississippi                      21        1,184,896.28     0.10   10.251     345       86.89     599
Kansas                           19        1,184,845.91     0.10    9.890     357       86.78     609
Wyoming                          10          834,995.36     0.07    8.542     357       86.59     630
South Dakota                      3          211,780.46     0.02    9.366     358       85.49     610
North Dakota                      3          185,850.49     0.02    8.632     357       87.53     644
Total:                        6,524   $1,148,205,759.63   100.00    7.994     356       78.13     617


18. Silent Second


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Silent Second                 Loans        Balance       Balance   Coupon   Maturity     LTV     Score
No Silent 2nd                 6,094   $1,050,792,287.37    91.52    8.077     356       78.03     615
Silent 2nd                      430       97,413,472.26     8.48    7.099     357       79.26     640
Total:                        6,524   $1,148,205,759.63   100.00    7.994     356       78.13     617

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                   No MI Loans
19. Gross Margin


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Gross Margin                  Loans        Balance       Balance   Coupon   Maturity     LTV     Score
2.001% to 2.500%                 1    $    223,250.00      0.03     9.000     357       95.00     609
2.501% to 3.000%                 3         617,614.59      0.07     6.474     356       40.75     576
3.001% to 3.500%                13       5,709,279.18      0.66     5.624     357       76.07     637
3.501% to 4.000%                41      14,252,992.30      1.64     5.750     357       72.83     670
4.001% to 4.500%               164      63,768,046.58      7.34     6.121     357       73.36     656
4.501% to 5.000%               351     120,343,320.61     13.85     6.569     357       74.78     643
5.001% to 5.500%               503     158,581,980.31     18.25     6.959     357       77.60     625
5.501% to 6.000%               560     152,177,325.37     17.51     7.578     357       79.83     614
6.001% to 6.500%               519     125,367,112.59     14.43     8.066     358       80.86     600
6.501% to 7.000%               442      81,904,448.82      9.42     8.738     357       80.01     583
7.001% to 7.500%               496      72,864,469.47      8.38     9.452     357       79.58     563
7.501% to 8.000%               472      63,046,912.77      7.25    10.292     357       74.66     545
8.001% to 8.500%                49       8,110,609.35      0.93    10.133     357       74.65     545
8.501% to 9.000%                 8       1,546,653.20      0.18    10.284     357       70.71     540
9.001% to 9.500%                 3         229,808.35      0.03    10.664     353       63.23     524
9.501% to 10.000%                1         258,235.41      0.03    10.990     352       63.17     512
10.001% to 10.500%               1          35,978.84      0.00    11.900     358      100.00     577
Total:                       3,627    $869,038,037.74    100.00     7.740     357       77.78     609

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                   No MI Loans

20. Minimum Loan Rate


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Minimum Loan Rate             Loans        Balance       Balance   Coupon   Maturity     LTV     Score
2.501% - 3.000%                  1    $     67,958.66      0.01    11.750     358       80.00     505
5.001% - 5.500%                 37      14,359,266.56      1.65     5.435     357       76.04     662
5.501% - 6.000%                160      63,346,518.39      7.29     5.841     357       73.34     642
6.001% - 6.500%                236      88,501,125.50     10.18     6.337     357       76.16     645
6.501% - 7.000%                429     158,712,150.32     18.26     6.805     357       77.34     630
7.001% - 7.500%                395     123,987,324.61     14.27     7.280     357       79.05     623
7.501% - 8.000%                440     122,389,896.02     14.08     7.784     357       79.51     606
8.001% - 8.500%                335      72,021,202.08      8.29     8.282     357       79.92     595
8.501% - 9.000%                370      69,115,565.82      7.95     8.780     357       79.67     576
9.001% - 9.500%                282      45,284,514.90      5.21     9.274     357       78.43     579
9.501% - 10.000%               310      43,886,986.88      5.05     9.778     357       77.69     564
10.001% - 10.500%              219      27,166,397.26      3.13    10.286     358       76.36     552
10.501% - 11.000%              190      19,348,120.50      2.23    10.770     358       75.90     549
11.001% - 11.500%              127      11,208,606.98      1.29    11.298     357       75.42     546
11.501% - 12.000%               82       7,817,204.00      0.90    11.771     358       71.89     527
12.001% - 12.500%               14       1,825,199.26      0.21    12.179     358       72.07     539
Total:                       3,627    $869,038,037.74    100.00     7.740     357       77.78     609

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                   No MI Loans

21. Maximum Loan Rate


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Maximum Loan Rate             Loans        Balance       Balance   Coupon   Maturity     LTV     Score
9.001% to 9.500%                 2    $    385,400.46      0.04     6.332     357       52.19     645
9.501% to 10.000%                3         243,349.36      0.03     6.760     357       58.17     624
10.001% to 10.500%               1         114,641.43      0.01     7.300     356       35.60     564
10.501% to 11.000%               2         210,687.62      0.02     7.650     357       73.40     593
11.001% to 11.500%              39      13,701,363.06      1.58     5.420     357       75.12     657
11.501% to 12.000%             160      62,989,187.62      7.25     5.839     357       73.29     642
12.001% to 12.500%             238      88,688,623.32     10.21     6.353     357       76.49     644
12.501% to 13.000%             430     158,509,943.15     18.24     6.815     357       77.39     630
13.001% to 13.500%             402     125,434,830.72     14.43     7.293     357       79.10     623
13.501% to 14.000%             444     123,191,617.50     14.18     7.779     357       79.44     606
14.001% to 14.500%             332      71,339,230.17      8.21     8.288     357       80.06     596
14.501% to 15.000%             367      68,704,581.96      7.91     8.783     357       79.78     577
15.001% to 15.500%             277      44,848,721.28      5.16     9.259     357       78.27     579
15.501% to 16.000%             301      42,319,185.28      4.87     9.772     357       77.87     564
16.001% to 16.500%             214      26,772,552.91      3.08    10.271     358       76.40     551
16.501% to 17.000%             190      19,544,126.92      2.25    10.773     357       75.75     548
17.001% to 17.500%             125      10,862,965.05      1.25    11.297     357       75.50     546
17.501% to 18.000%              80       7,680,737.93      0.88    11.773     358       71.86     528
18.001% to 18.500%              15       2,188,498.13      0.25    11.527     358       71.73     534
18.501% to 19.000%               1         175,111.41      0.02     8.990     356       65.00     501
19.501% to 20.000%               2         627,992.07      0.07     9.869     357       63.67     520
20.001% to 20.500%               1         283,654.56      0.03    10.450     357       54.62     544
21.001% to 21.500%               1         221,035.83      0.03    11.500     357       75.00     530
Total:                       3,627    $869,038,037.74    100.00     7.740     357       77.78     609

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                   No MI Loans

22. Initial Periodic Rate Cap


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
Initial Periodic Rate        Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Cap                           Loans        Balance       Balance   Coupon   Maturity     LTV     Score
1.000%                           8    $  1,918,168.52      0.22     8.416     358       75.03     536
2.000%                          68      23,793,049.73      2.74     7.410     357       71.94     590
3.000%                       3,551     843,326,819.49     97.04     7.747     357       77.95     610
Total:                       3,627    $869,038,037.74    100.00     7.740     357       77.78     609


23. Subsequent Periodic Rate Cap


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
Subsequent Periodic          Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Rate Cap                      Loans        Balance       Balance   Coupon   Maturity     LTV     Score
1.000%                       3,625    $868,680,065.33     99.96     7.739     357       77.79     609
1.500%                           1         258,235.41      0.03    10.990     352       63.17     512
2.000%                           1          99,737.00      0.01     8.150     356       79.37     631
Total:                       3,627    $869,038,037.74    100.00     7.740     357       77.78     609

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                   No MI Loans

24. Month of Next Interest Rate Adjustment


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
Month of Next Interest Rate  Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Adjustment                    Loans        Balance       Balance   Coupon   Maturity     LTV     Score
2006-02                          1    $    118,145.05      0.01     6.600     355       80.00     591
2006-05                          7       1,800,023.47      0.21     8.535     358       74.70     532
2007-02                          1          75,464.03      0.01     9.600     349       98.06     639
2007-03                          2         506,813.88      0.06     9.224     351       88.59     635
2007-04                         18       2,101,702.39      0.24     8.323     351       70.39     554
2007-05                         20       3,499,626.05      0.40     8.514     352       72.22     579
2007-06                         32       5,269,986.98      0.61     8.450     353       88.58     618
2007-07                         93      19,396,536.32      2.23     7.770     354       81.71     610
2007-08                         80      22,266,505.84      2.56     7.507     355       77.05     598
2007-09                        371      72,436,502.28      8.34     7.658     356       76.48     607
2007-10                        716     186,618,601.48     21.47     7.447     357       77.63     606
2007-11                      1,872     434,723,499.27     50.02     7.976     358       78.44     606
2007-12                        103      27,470,947.27      3.16     8.289     359       80.43     607
2008-04                          2         345,871.41      0.04     8.835     351       79.18     577
2008-05                          1          69,720.19      0.01     9.575     352       53.85     506
2008-07                          4       1,617,054.50      0.19     7.226     354       79.19     651
2008-08                          2         608,476.08      0.07     7.342     355       87.88     589
2008-09                         33       8,444,365.64      0.97     7.318     356       70.09     641
2008-10                         36       9,778,490.63      1.13     6.802     355       72.48     649
2008-11                         43      14,691,067.68      1.69     7.416     358       75.78     635
2008-12                          1         177,903.98      0.02     9.060     359       100.00    725
2010-06                          1          88,000.00      0.01     8.450     353       80.00     643
2010-07                          3         622,150.00      0.07     7.162     354       85.34     625
2010-08                          2         516,304.59      0.06     7.890     355       75.61     592
2010-09                         21       5,389,956.83      0.62     7.211     356       66.43     609
2010-10                         51      17,310,851.63      1.99     6.559     357       76.76     649
2010-11                        103      32,540,911.98      3.74     7.091     358       74.16     632
2010-12                          1         312,000.00      0.04     6.250     359       80.00     681
2020-01                          1          24,494.86      0.00     9.500     348       100.00    681
2020-03                          2          57,971.87      0.01     9.370     350       100.00    644
2020-05                          1          33,406.51      0.00    11.250     352       100.00    597
2020-11                          3         124,685.05      0.01     9.986     358       100.00    661
Total:                       3,627    $869,038,037.74    100.00     7.740     357       77.78     609

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                   No MI Loans

25. MI Insurer


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
MI Insurer                    Loans        Balance       Balance   Coupon   Maturity     LTV     Score
No MI                        6,524    $1,148,205,759.63  100.00     7.994     356       78.13     617
Total:                       6,524    $1,148,205,759.63  100.00     7.994     356       78.13     617

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Second Lien Loans

1. Statistical Cut-Off Balance


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
Statistical Cut-Off          Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Balance                       Loans        Balance       Balance   Coupon   Maturity     LTV     Score
$0.01 to $25,000.00             44    $  1,024,733.97      0.83    10.994     345       92.02     612
$25,000.01 to $50,000.00     1,148      40,549,283.40     32.86    10.854     353       96.78     626
$50,000.01 to $75,000.00       479      29,682,825.44     24.06    10.606     356       94.31     647
$75,000.01 to $100,000.00      238      20,713,015.73     16.79    10.393     353       95.60     661
$100,000.01 to $125,000.00     134      14,955,451.60     12.12    10.314     355       95.87     673
$125,000.01 to $150,000.00      52       7,031,145.32      5.70    10.385     354       93.87     658
$150,000.01 to $175,000.00      27       4,283,050.00      3.47    10.416     357       92.60     646
$175,000.01 to $200,000.00       8       1,489,663.67      1.21    10.451     358       95.34     656
$200,000.01 to $225,000.00       2         431,126.82      0.35     9.518     358       95.08     693
$225,000.01 to $250,000.00       1         243,696.95      0.20    10.350     357       56.01     581
$250,000.01 to $275,000.00       1         264,742.38      0.21     9.575     358       65.01     619
$275,000.01 to $300,000.00       4       1,160,537.11      0.94     9.820     358       61.33     598
$300,000.01 to $325,000.00       1         304,235.45      0.25     7.900     357       79.95     722
$325,000.01 to $350,000.00       1         349,514.24      0.28     7.850     358       60.94     629
$375,000.01 to $400,000.00       1         399,010.94      0.32     9.550     355       75.18     617
$475,000.01 to $500,000.00       1         499,555.77      0.40    10.000     358       78.56     654
Total:                       2,142    $123,381,588.79    100.00    10.564     354       94.73     646

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Second Lien Loans

2. Current Mortgage Rate


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Current Mortgage Rate         Loans        Balance       Balance   Coupon   Maturity     LTV     Score
7.500% to 7.999%                 2    $    653,749.69      0.53     7.873     358       69.79     672
8.000% to 8.499%                25         853,119.33      0.69     8.318     352       99.75     625
8.500% to 8.999%               129       7,959,244.74      6.45     8.708     354       94.13     709
9.000% to 9.499%               144       7,950,616.13      6.44     9.232     357       96.83     678
9.500% to 9.999%               301      21,572,821.03     17.48     9.712     355       95.03     691
10.000% to 10.499%             228      16,721,721.85     13.55    10.228     355       94.08     665
10.500% to 10.999%             391      23,395,383.76     18.96    10.732     353       96.06     638
11.000% to 11.499%             319      16,153,944.02     13.09    11.221     352       94.89     615
11.500% to 11.999%             415      19,550,497.52     15.85    11.715     354       95.39     601
12.000% to 12.499%             134       5,914,503.67      4.79    12.173     353       94.26     587
12.500% to 12.999%              27       1,408,485.50      1.14    12.720     350       80.93     577
13.000% to 13.499%              20         958,424.23      0.78    13.184     342       78.49     575
13.500% to 13.999%               6         244,285.11      0.20    13.749     358       77.21     553
14.000% to 14.499%               1          44,792.21      0.04    14.200     359       100.00    641
Total:                       2,142    $123,381,588.79    100.00    10.564     354       94.73     646


3. FICO Score


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
FICO Score                    Loans        Balance       Balance   Coupon   Maturity     LTV     Score
801 to 850                       2    $    133,630.27      0.11     9.167     357       100.00    805
751 to 800                      56       4,193,109.50      3.40     9.302     357       99.93     770
701 to 750                     182      12,943,122.89     10.49     9.424     357       98.98     722
651 to 700                     548      36,343,760.39     29.46    10.028     356       96.72     674
601 to 650                     814      44,297,096.79     35.90    10.874     353       94.72     626
551 to 600                     477      22,240,125.82     18.03    11.582     353       91.43     584
501 to 550                      55       2,937,875.71      2.38    11.735     340       68.40     532
Not Available                    8         292,867.42      0.24    10.301     341       99.46       0
Total:                       2,142    $123,381,588.79    100.00    10.564     354       94.73     646

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Second Lien Loans

4. Original Combined LTV


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Original Combined LTV         Loans        Balance       Balance   Coupon   Maturity     LTV     Score
20.01% to 25.00%                 1    $     59,919.54      0.05     9.990     357       21.09     540
30.01% to 35.00%                 2         119,910.64      0.10    10.900     358       32.32     573
35.01% to 40.00%                 1          24,983.95      0.02    11.500     358       36.59     596
40.01% to 45.00%                 6         310,644.21      0.25    10.435     357       43.76     601
45.01% to 50.00%                 4         694,147.21      0.56     9.738     358       48.30     589
50.01% to 55.00%                14         891,620.10      0.72    10.492     352       52.80     583
55.01% to 60.00%                11         940,844.44      0.76    10.201     357       57.27     596
60.01% to 65.00%                20       1,800,435.99      1.46     9.897     333       62.18     609
65.01% to 70.00%                33       2,262,501.08      1.83    10.890     332       67.36     602
70.01% to 75.00%                45       2,854,427.72      2.31    10.836     343       73.13     598
75.01% to 80.00%                75       5,968,506.44      4.84    11.048     345       78.33     612
80.01% to 85.00%                84       5,797,261.68      4.70    11.035     352       84.12     616
85.01% to 90.00%                23       2,170,027.27      1.76    11.336     354       88.68     635
90.01% to 95.00%               119       6,223,024.29      5.04    10.517     355       94.62     648
95.01% to 100.00%            1,704      93,263,334.23     75.59    10.496     356       99.98     655
Total:                       2,142    $123,381,588.79    100.00    10.564     354       94.73     646


5. Original Term


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Original Term                 Loans        Balance       Balance   Coupon   Maturity     LTV     Score
120                              2    $     59,098.04      0.05    11.850     118       82.20     631
180                             26       1,313,131.50      1.06    11.045     177       79.89     610
240                             27       1,345,830.78      1.09    10.755     237       87.16     620
360                          2,087     120,663,528.47     97.80    10.556     357       94.98     646
Total:                       2,142    $123,381,588.79    100.00    10.564     354       94.73     646

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Second Lien Loans

6. Remaining Term


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Remaining Term                Loans        Balance       Balance   Coupon   Maturity     LTV     Score
116 to 120                       2    $     59,098.04      0.05    11.850     118       82.20     631
166 to 170                       1          29,272.11      0.02    12.500     168       72.28     538
171 to 175                       4          96,318.00      0.08    11.924     173       95.58     578
176 to 180                      21       1,187,541.39      0.96    10.938     178       78.80     614
231 to 235                       5         276,776.95      0.22    10.630     234       77.49     618
236 to 240                      22       1,069,053.83      0.87    10.787     238       89.66     621
346 to 350                      11         313,156.40      0.25    10.160     349       99.12     622
351 to 355                     155       7,957,361.44      6.45    10.260     354       95.62     639
356 to 360                   1,921     112,393,010.63     91.09    10.578     358       94.93     647
Total:                       2,142    $123,381,588.79    100.00    10.564     354       94.73     646


7. FRM ARM


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
FRM                          Mortgage     Principal     Principal   Gross   Term to   Original   Credit
ARM                           Loans        Balance       Balance   Coupon   Maturity     LTV     Score
FIX                          2,135    $123,141,030.50     99.81    10.565     354       94.72     646
6ML                              7         240,558.29      0.19     9.964     354       100.00    650
Total:                       2,142    $123,381,588.79    100.00    10.564     354       94.73     646

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Second Lien Loans

8. Product Type


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Product Type                  Loans        Balance       Balance   Coupon   Maturity     LTV     Score
Fixed Rate 30 Yr             2,080    $120,422,970.18     97.60    10.557     357       94.97     646
Fixed Rate 20 Yr                27       1,345,830.78      1.09    10.755     237       87.16     620
Fixed Rate 15 Yr                26       1,313,131.50      1.06    11.045     177       79.89     610
15/15 6 MO LIBOR                 7         240,558.29      0.19     9.964     354       100.00    650
Fixed Rate 10 Yr                 2          59,098.04      0.05    11.850     118       82.20     631
Total:                       2,142    $123,381,588.79    100.00    10.564     354       94.73     646


9. Interest Only Loans


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Interest Only Loans           Loans        Balance       Balance   Coupon   Maturity     LTV     Score
Not Interest Only            2,142    $123,381,588.79    100.00    10.564     354       94.73     646
Total:                       2,142    $123,381,588.79    100.00    10.564     354       94.73     646


10. Prepayment Penalty Term (Months)


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
Prepayment Penalty           Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Term (Months)                 Loans        Balance       Balance   Coupon   Maturity     LTV     Score
 0                           1,225    $ 62,761,658.79     50.87    10.673     353       94.31     638
12                              56       4,645,918.04      3.77    10.453     353       88.05     642
24                             618      40,793,837.42     33.06    10.407     357       99.72     664
36                             243      15,180,174.54     12.30    10.568     350       85.11     628
Total:                       2,142    $123,381,588.79    100.00    10.564     354       94.73     646

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Second Lien Loans

11. LIEN


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
LIEN                          Loans        Balance       Balance   Coupon   Maturity     LTV     Score
2                            2,142    $123,381,588.79    100.00    10.564     354       94.73     646
Total:                       2,142    $123,381,588.79    100.00    10.564     354       94.73     646


12. Documentation


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Documentation                 Loans        Balance       Balance   Coupon   Maturity     LTV     Score
Full Documentation           1,467    $ 71,236,230.70     57.74    10.616     355       96.96     631
Stated Income                  665      51,375,013.68     41.64    10.487     353       91.71     666
Documentation
Lite Documentation               9         733,894.30      0.59    10.935     358       89.76     646
No Documentation                 1          36,450.11      0.03     9.900     357       100.00    736
Total:                       2,142    $123,381,588.79    100.00    10.564     354       94.73     646


13. Loan Purpose


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Loan Purpose                  Loans        Balance       Balance   Coupon   Maturity     LTV     Score
Purchase                     1,474    $ 80,698,941.60     65.41    10.502     356       99.79     656
Cash Out Refinance             542      36,274,544.02     29.40    10.732     349       82.94     623
Rate/Term Refinance            126       6,408,103.17      5.19    10.398     354       97.78     643
Total:                       2,142    $123,381,588.79    100.00    10.564     354       94.73     646

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Second Lien Loans

14. Property Type


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Property Type                 Loans        Balance       Balance   Coupon   Maturity     LTV     Score
Single Family Detached       1,581    $ 88,696,070.12     71.89    10.589     354       94.79     644
PUD Detached                   204      11,357,565.93      9.21    10.765     357       96.57     635
Condo Low-Rise Attached        128       7,123,441.37      5.77    10.376     355       93.96     658
2-4 Units Detached              84       6,226,591.97      5.05    10.428     356       93.83     662
Single Family Attached          67       3,965,042.60      3.21    10.422     356       95.87     654
PUD Attached                    44       2,594,642.91      2.10    10.574     353       97.31     642
2-4 Units Attached              21       2,535,351.96      2.05     9.799     357       86.06     653
Condo High-Rise                 11         810,721.99      0.66    10.827     329       88.81     641
Attached
Condo Low-Rise Detached          2          72,159.94      0.06    10.001     357       100.00    656
Total:                       2,142    $123,381,588.79    100.00    10.564     354       94.73     646


15. Occupancy


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Occupancy                     Loans        Balance       Balance   Coupon   Maturity     LTV     Score
Primary                      2,119    $121,818,782.76     98.73    10.550     354       94.93     646
Non-owner                       20       1,414,884.70      1.15    11.802     339       78.89     640
Second Home                      3         147,921.33      0.12    10.718     306       87.39     670
Total:                       2,142    $123,381,588.79    100.00    10.564     354       94.73     646

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Second Lien Loans

16. Credit Grade


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Credit Grade                  Loans        Balance       Balance   Coupon   Maturity     LTV     Score
A                               36    $  2,206,490.22      1.79    11.368     348       77.77     586
AA                             126       6,942,976.44      5.63    11.021     350       86.16     609
AA+                          1,956     112,765,655.52     91.40    10.509     354       95.70     650
B                               21       1,226,765.78      0.99    11.517     358       83.94     593
NG                               3         239,700.83      0.19    11.063     354       100.00    617
Total:                       2,142    $123,381,588.79    100.00    10.564     354       94.73     646

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Second Lien Loans

17. State or Territory


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
State or Territory            Loans        Balance       Balance   Coupon   Maturity     LTV     Score
California                     417    $ 36,923,484.77     29.93    10.279     356       95.82     668
New York                       159      12,898,120.27     10.45    10.510     353       88.21     650
Florida                        196      10,405,490.38      8.43    10.925     349       90.63     626
Massachusetts                  136       8,158,384.23      6.61    10.290     353       95.07     654
Texas                          186       6,656,759.22      5.40    11.102     355       99.92     616
Colorado                        66       3,231,667.08      2.62    10.662     358       99.16     640
Virginia                        58       3,157,814.26      2.56    10.619     353       92.32     638
Arizona                         49       2,920,773.95      2.37    10.608     358       91.49     630
Georgia                         80       2,896,050.84      2.35    11.034     355       99.82     623
Pennsylvania                    59       2,717,535.30      2.20    10.543     349       93.45     639
Maryland                        45       2,607,946.64      2.11    10.922     356       93.61     630
Washington                      46       2,419,536.60      1.96    10.931     350       95.71     625
Hawaii                          17       2,348,720.60      1.90     9.941     358       87.24     666
New Jersey                      35       2,151,642.99      1.74    10.770     351       88.95     632
Michigan                        61       2,108,783.19      1.71    11.033     355       99.69     625
Illinois                        40       1,928,293.33      1.56    10.831     358       97.56     631
Connecticut                     36       1,890,379.22      1.53    10.601     342       93.92     639
Nevada                          31       1,720,095.24      1.39    10.705     355       95.56     639
North Carolina                  42       1,504,176.50      1.22    10.703     357       99.87     630
New Hampshire                   32       1,474,926.43      1.20    10.890     346       92.59     629
Rhode Island                    25       1,259,503.99      1.02    10.483     351       96.69     658
Ohio                            32       1,027,452.97      0.83    11.014     358       99.84     621
Wisconsin                       27         998,700.77      0.81    10.716     358       99.18     638
Utah                            22         960,753.34      0.78    10.883     357       98.36     641
Louisiana                       25         885,340.85      0.72    10.604     357       98.97     638
Tennessee                       25         814,923.89      0.66     8.338     352       99.73     617
Oregon                          16         717,476.81      0.58    10.400     356       97.17     641
Maine                           16         707,881.81      0.57    11.196     345       95.19     620
Minnesota                       16         632,902.15      0.51     9.377     357       99.88     639
Indiana                         16         484,742.69      0.39    11.292     357       100.00    618
Vermont                         10         432,586.83      0.35    10.662     358       93.72     644
Kentucky                        13         426,294.19      0.35    11.306     357       100.00    605

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Second Lien Loans


Iowa                            11         414,129.94      0.34    10.877     358       97.25     634
Alabama                         12         411,783.61      0.33    10.827     357       100.00    631
South Carolina                  12         390,579.28      0.32    11.298     349       99.50     611
Missouri                        11         378,080.68      0.31    11.363     344       99.62     605
Idaho                           11         368,332.00      0.30    10.692     357       99.14     636
Delaware                         8         334,336.10      0.27    10.717     345       97.32     635
Oklahoma                         9         285,700.51      0.23    11.351     345       100.00    627
Mississippi                      7         265,948.93      0.22    11.312     345       100.00    614
Nebraska                         7         262,557.53      0.21    11.530     358       100.00    603
Wyoming                          6         241,632.88      0.20    10.886     358       100.00    631
Kansas                           7         240,558.29      0.19     9.964     354       100.00    650
District of                      2         139,896.80      0.11    10.905     358       100.00    621
Columbia
North Dakota                     2          69,930.49      0.06    11.087     358       100.00    638
South Dakota                     2          63,945.11      0.05    10.237     358       98.19     660
Montana                          1          45,035.31      0.04    10.000     352       100.00    660
Total:                       2,142    $123,381,588.79    100.00    10.564     354       94.73     646


18. Silent Second


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Silent Second                 Loans        Balance       Balance   Coupon   Maturity     LTV     Score
No Silent 2nd                2,142    $123,381,588.79    100.00    10.564     354       94.73     646
Total:                       2,142    $123,381,588.79    100.00    10.564     354       94.73     646

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Second Lien Loans

19. Gross Margin


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Gross Margin                  Loans        Balance       Balance   Coupon   Maturity     LTV     Score
6.501% to 7.000%                 2       $ 75,090.01      31.21     8.555     354       100.00    700
7.001% to 7.500%                 1         24,494.86      10.18     9.500     348       100.00    681
7.501% to 8.000%                 1         54,747.55      22.76     9.650     358       100.00    672
9.001% to 9.500%                 2         50,247.03      20.89    11.250     351       100.00    589
10.001% to 10.500%               1         35,978.84      14.96    11.900     358       100.00    577
Total:                           7       $240,558.29     100.00     9.964     354       100.00    650

20. Minimum Loan Rate


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Minimum Loan Rate             Loans        Balance       Balance   Coupon   Maturity     LTV     Score
8.001% - 8.500%                  1       $ 33,958.66      14.12     8.500     358       100.00    732
8.501% - 9.000%                  1         41,131.35      17.10     8.600     350       100.00    673
9.001% - 9.500%                  1         24,494.86      10.18     9.500     348       100.00    681
9.501% - 10.000%                 1         54,747.55      22.76     9.650     358       100.00    672
11.001% - 11.500%                2         50,247.03      20.89    11.250     351       100.00    589
11.501% - 12.000%                1         35,978.84      14.96    11.900     358       100.00    577
Total:                           7       $240,558.29     100.00     9.964     354       100.00    650

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Second Lien Loans

21. Maximum Loan Rate


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Maximum Loan Rate             Loans        Balance       Balance   Coupon   Maturity     LTV     Score
14.001% to 14.500%               1        $33,958.66      14.12     8.500     358       100.00    732
14.501% to 15.000%               1         41,131.35      17.10     8.600     350       100.00    673
15.001% to 15.500%               1         24,494.86      10.18     9.500     348       100.00    681
15.501% to 16.000%               1         54,747.55      22.76     9.650     358       100.00    672
17.001% to 17.500%               2         50,247.03      20.89    11.250     351       100.00    589
17.501% to 18.000%               1         35,978.84      14.96    11.900     358       100.00    577
Total:                           7       $240,558.29     100.00     9.964     354       100.00    650

22. Initial Periodic Rate Cap


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
Initial Periodic Rate        Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Cap                           Loans        Balance       Balance   Coupon   Maturity     LTV     Score
3.000%                          7        $240,558.29     100.00     9.964     354      100.00     650
Total:                          7        $240,558.29     100.00     9.964     354      100.00     650


23. Subsequent Periodic Rate Cap


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
Subsequent Periodic          Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Rate Cap                      Loans        Balance       Balance   Coupon   Maturity     LTV     Score
1.000%                          7        $240,558.29      100.00    9.964      354     100.00     650
Total:                          7        $240,558.29      100.00    9.964      354     100.00     650

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                                Second Lien Loans

24. Month of Next Interest Rate Adjustment


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
Month of Next Interest Rate  Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Adjustment                    Loans        Balance       Balance   Coupon   Maturity     LTV     Score
2020-01                          1      $ 24,494.86       10.18     9.500     348       100.00    681
2020-03                          2        57,971.87       24.10     9.370     350       100.00    644
2020-05                          1        33,406.51       13.89    11.250     352       100.00    597
2020-11                          3       124,685.05       51.83     9.986     358       100.00    661
Total:                           7      $240,558.29      100.00     9.964     354       100.00    650


25. MI Insurer


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
MI Insurer                    Loans        Balance       Balance   Coupon   Maturity     LTV     Score
No MI                        2,142    $123,381,588.79    100.00    10.564     354       94.73     646
Total:                       2,142    $123,381,588.      100.00    10.564     354       94.73     646

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]

                                  OOMLT 2006-1
                            Two to Four Family Loans

1. Statistical Cut-Off Balance


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
Statistical Cut-Off          Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Balance                       Loans        Balance       Balance   Coupon   Maturity     LTV     Score
$0.01 to $25,000.00              1    $     24,992.69      0.01    11.900     359       100.00    589
$25,000.01 to $50,000.00        29       1,091,451.27      0.39    10.353     350       86.65     629
$50,000.01 to $75,000.00        58       3,680,760.31      1.32    10.285     358       87.57     636
$75,000.01 to $100,000.00       67       5,871,005.02      2.10     9.477     357       84.93     649
$100,000.01 to $125,000.00      66       7,482,377.85      2.68     9.337     355       86.01     645
$125,000.01 to $150,000.00      84      11,689,952.68      4.18     8.580     356       76.21     629
$150,000.01 to $175,000.00      46       7,468,463.09      2.67     8.647     354       73.54     626
$175,000.01 to $200,000.00      52       9,829,421.26      3.51     8.478     357       76.65     612
$200,000.01 to $225,000.00      59      12,589,535.28      4.50     8.046     355       77.48     635
$225,000.01 to $250,000.00      50      11,977,593.28      4.28     7.853     357       75.44     650
$250,000.01 to $275,000.00      42      11,015,820.83      3.94     7.584     358       74.69     635
$275,000.01 to $300,000.00      48      13,840,198.34      4.95     7.429     358       74.98     639
$300,000.01 to $325,000.00      58      18,113,470.29      6.48     7.291     358       79.44     642
$325,000.01 to $350,000.00      54      18,344,590.31      6.56     7.133     357       75.14     642
$350,000.01 to $375,000.00      47      17,001,138.91      6.08     7.216     358       79.37     647
$375,000.01 to $400,000.00      56      21,799,140.85      7.79     7.364     358       79.06     644
$400,000.01 to $425,000.00      31      12,845,099.34      4.59     7.226     358       79.25     648
$425,000.01 to $450,000.00      39      17,155,717.78      6.13     7.065     357       81.22     660
$450,000.01 to $475,000.00      19       8,761,969.08      3.13     6.987     358       84.57     669
$475,000.01 to $500,000.00      27      13,197,091.65      4.72     7.045     358       79.67     665
$500,000.01 to $525,000.00      14       7,186,356.43      2.57     7.550     358       85.93     665
$525,000.01 to $550,000.00      11       5,919,388.48      2.12     7.201     358       83.95     669
$550,000.01 to $575,000.00       9       5,059,513.83      1.81     7.650     358       89.41     670
$575,000.01 to $600,000.00      14       8,250,442.07      2.95     7.176     357       87.76     666
$600,000.01 to $625,000.00      12       7,355,348.57      2.63     7.030     357       82.01     673
$625,000.01 to $650,000.00      11       6,996,185.64      2.50     7.491     347       80.37     666
$650,000.01 to $675,000.00       4       2,674,386.20      0.96     7.576     358       87.50     639
$675,000.01 to $700,000.00       5       3,438,212.44      1.23     6.665     357       83.31     702
$700,000.01 to $725,000.00       1         721,269.51      0.26     8.850     357       85.00     593
$725,000.01 to $750,000.00       3       2,235,547.89      0.80     7.728     358       78.77     654
$775,000.01 to $800,000.00       1         779,305.51      0.28     7.900     357       80.00     613
$800,000.01 or greater           6       5,267,522.11      1.88     6.715     358       70.68     656
Total:                       1,024    $279,663,268.79    100.00     7.604     357       79.52     648

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Two to Four Family Loans

2. Current Mortgage Rate


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Current Mortgage Rate         Loans        Balance       Balance   Coupon   Maturity     LTV     Score
5.000% to 5.499%                 4    $  1,307,498.34      0.47     5.231     357       78.76     673
5.500% to 5.999%                53      20,792,350.37      7.43     5.883     357       74.66     679
6.000% to 6.499%                70      25,631,192.48      9.17     6.262     357       75.08     683
6.500% to 6.999%               166      60,932,013.43     21.79     6.776     355       78.38     671
7.000% to 7.499%               106      35,010,362.44     12.52     7.241     358       80.79     658
7.500% to 7.999%               175      54,694,755.43     19.56     7.758     358       79.90     643
8.000% to 8.499%                73      20,212,465.13      7.23     8.289     358       80.32     627
8.500% to 8.999%               107      24,210,322.77      8.66     8.729     358       82.44     615
9.000% to 9.499%                64      10,911,338.27      3.90     9.220     357       82.48     602
9.500% to 9.999%                81      12,922,195.59      4.62     9.741     354       82.75     596
10.000% to 10.499%              35       5,135,190.44      1.84    10.217     358       86.43     610
10.500% to 10.999%              34       3,830,781.18      1.37    10.728     358       80.89     586
11.000% to 11.499%              26       2,011,063.19      0.72    11.222     354       81.72     601
11.500% to 11.999%              19       1,289,284.67      0.46    11.702     358       85.01     580
12.000% to 12.499%               8         518,762.85      0.19    12.175     358       87.95     576
12.500% to 12.999%               2         181,458.54      0.06    12.619     358       84.41     605
13.000% to 13.499%               1          72,233.67      0.03    13.050     359       84.82     660
Total:                       1,024    $279,663,268.79    100.00     7.604     357       79.52     648

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Two to Four Family Loans

3. FICO Score


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
FICO Score                    Loans        Balance       Balance   Coupon   Maturity     LTV     Score
801 to 850                       4    $  1,417,060.11      0.51     7.088     357       71.53     806
751 to 800                      57      16,938,555.01      6.06     6.991     357       81.84     768
701 to 750                     136      40,596,149.44     14.52     7.062     357       82.07     721
651 to 700                     279      79,709,224.03     28.50     7.304     356       82.61     675
601 to 650                     271      76,425,805.89     27.33     7.668     357       80.23     627
551 to 600                     168      39,616,030.42     14.17     8.097     358       75.06     579
501 to 550                     103      23,860,762.33      8.53     8.921     357       69.13     526
451 to 500                       3         565,354.92      0.20     9.830     358       74.10     500
Not Available                    3         534,326.64      0.19     7.370     358       69.14       0
Total:                       1,024    $279,663,268.79    100.00     7.604     357       79.52     648

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Two to Four Family Loans

4. Original Combined LTV


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Original Combined LTV         Loans        Balance       Balance   Coupon   Maturity     LTV     Score
15.01% to 20.00%                 1    $    278,746.02      0.10     7.550     354       16.77     690
25.01% to 30.00%                 1         149,815.73      0.05     8.450     358       29.70     555
30.01% to 35.00%                 7       1,324,082.14      0.47     7.379     340       33.90     576
35.01% to 40.00%                 9       1,422,037.34      0.51     8.306     357       38.13     624
40.01% to 45.00%                 6       1,728,545.94      0.62     7.597     357       42.60     614
45.01% to 50.00%                17       3,747,259.31      1.34     7.484     358       48.08     602
50.01% to 55.00%                22       5,655,412.47      2.02     6.980     357       52.91     651
55.01% to 60.00%                35       8,784,236.01      3.14     7.617     357       57.82     609
60.01% to 65.00%                64      16,103,911.83      5.76     7.362     358       63.26     603
65.01% to 70.00%                57      16,825,324.94      6.02     7.419     357       69.01     610
70.01% to 75.00%                76      22,930,387.94      8.20     7.644     354       74.09     631
75.01% to 80.00%               278      83,880,206.03     29.99     7.280     357       79.59     658
80.01% to 85.00%               104      32,762,132.58     11.71     7.551     357       84.52     640
85.01% to 90.00%               183      55,521,292.45     19.85     7.799     357       89.79     671
90.01% to 95.00%                73      17,628,642.62      6.30     8.129     356       94.82     669
95.01% to 100.00%               91      10,921,235.44      3.91     9.241     357       99.55     669
Total:                       1,024    $279,663,268.79    100.00     7.604     357       79.52     648


5. Original Term


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Original Term                 Loans        Balance       Balance   Coupon   Maturity     LTV     Score
180                              4    $    451,373.49      0.16     9.069     178       75.33     638
240                              2         853,476.19      0.31     6.737     236       74.71     670
360                          1,018     278,358,419.11     99.53     7.604     358       79.54     648
Total:                       1,024    $279,663,268.79    100.00     7.604     357       79.52     648

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Two to Four Family Loans

6. Remaining Term


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Remaining Term                Loans        Balance       Balance   Coupon   Maturity     LTV     Score
176 to 180                       4    $    451,373.49      0.16     9.069     178       75.33     638
236 to 240                       2         853,476.19      0.31     6.737     236       74.71     670
351 to 355                      36       8,707,372.03      3.11     7.757     353       76.29     632
356 to 360                     982     269,651,047.08     96.42     7.599     358       79.64     649
Total:                       1,024    $279,663,268.79    100.00     7.604     357       79.52     648


7. FRM ARM


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
FRM                          Mortgage     Principal     Principal   Gross   Term to   Original   Credit
ARM                           Loans        Balance       Balance   Coupon   Maturity     LTV     Score
6ML                            720    $207,662,175.27     74.25     7.612     357       80.50     642
FIX                            304      72,001,093.52     25.75     7.581     355       76.67     667
Total:                       1,024    $279,663,268.79    100.00     7.604     357       79.52     648

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Two to Four Family Loans

8. Product Type


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Product Type                  Loans        Balance       Balance   Coupon   Maturity     LTV     Score
2/28 6 MO LIBOR                513    $131,651,854.95     47.08     7.881     358       79.72     632
Fixed Rate 30 Yr               273      60,431,527.27     21.61     7.638     357       75.99     668
2/28 6 MO LIBOR IO              88      36,199,568.91     12.94     6.970     358       83.80     650
2/28 6 MO LIBOR 40/30 Balloon   37      13,959,531.46      4.99     7.424     358       82.74     654
5/25 6 MO LIBOR                 34      10,285,308.59      3.68     7.311     358       80.85     686
Fixed Rate 40/30 Balloon        19       8,247,772.00      2.95     7.283     358       81.20     662
3/27 6 MO LIBOR                 23       6,394,914.39      2.29     7.365     357       72.28     662
5/25 6 MO LIBOR IO              14       4,788,265.76      1.71     7.112     358       78.75     643
5/25 6 MO LIBOR 40/30 Balloon    6       2,920,874.82      1.04     6.825     358       84.36     683
Fixed Rate 30 Yr 5Yr IO          7       2,136,007.04      0.76     7.279     358       80.45     647
Fixed Rate 20 Yr                 2         853,476.19      0.31     6.737     236       74.71     670
3/27 6 MO LIBOR IO               3         745,600.00      0.27     6.649     357       66.10     692
3/27 6 MO LIBOR 40/30 Balloon    1         597,193.92      0.21     7.875     358       95.00     751
Fixed Rate 15 Yr                 3         332,311.02      0.12     8.789     178       68.28     634
2/13 6 MO LIBOR                  1         119,062.47      0.04     9.850     178       95.00     650
Total:                       1,024    $279,663,268.79    100.00     7.604     357       79.52     648


9. Interest Only Loans


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Interest Only Loans           Loans        Balance       Balance   Coupon   Maturity     LTV     Score
Interest Only                  112    $ 43,869,441.71     15.69     6.995     358       82.78     649
Not Interest Only              912     235,793,827.08     84.31     7.717     357       78.91     648
Total:                       1,024    $279,663,268.79    100.00     7.604     357       79.52     648

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Two to Four Family Loans

10. Prepayment Penalty Term (Months)


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
Prepayment Penalty           Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Term (Months)                 Loans        Balance       Balance   Coupon   Maturity     LTV     Score
 0                             444    $110,860,022.93     39.64     7.833     358       80.60     645
12                             271      99,931,364.36     35.73     7.262     357       78.86     650
24                             222      46,715,154.14     16.70     7.916     357       80.40     642
36                              87      22,156,727.36      7.92     7.342     353       75.17     668
Total:                       1,024    $279,663,268.79    100.00     7.604     357       79.52     648


11. LIEN


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
LIEN                          Loans        Balance       Balance   Coupon   Maturity     LTV     Score
1                              919    $270,901,324.86     96.87     7.518     357       79.13     648
2                              105       8,761,943.93      3.13    10.246     357       91.58     660
Total:                       1,024    $279,663,268.79    100.00     7.604     357       79.52     648


12. Documentation


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Documentation                 Loans        Balance       Balance   Coupon   Maturity     LTV     Score
Stated Income                  587    $181,444,159.62     64.88     7.537     357       79.90     658
Documentation
Full Documentation             420      93,052,876.30     33.27     7.751     357       78.97     626
No Documentation                12       3,845,095.65      1.37     6.851     357       75.32     736
Lite Documentation               5       1,321,137.22      0.47     8.593     358       77.25     610
Total:                       1,024    $279,663,268.79    100.00     7.604     357       79.52     648

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Two to Four Family Loans

13. Loan Purpose


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Loan Purpose                  Loans        Balance       Balance   Coupon   Maturity     LTV     Score
Cash Out Refinance             619    $179,584,036.31     64.21     7.526     357       76.60     637
Purchase                       356      86,810,494.74     31.04     7.709     357       85.67     676
Rate/Term Refinance             49      13,268,737.74      4.74     7.972     352       78.65     622
Total:                       1,024    $279,663,268.79    100.00     7.604     357       79.52     648


14. Property Type


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Property Type                 Loans        Balance       Balance   Coupon   Maturity     LTV     Score
2-4 Units                      785    $203,735,919.20     72.85     7.670     357       80.37     649
Detached
2-4 Units                      239      75,927,349.59     27.15     7.427     357       77.22     647
Attached
Total:                       1,024    $279,663,268.79    100.00     7.604     357       79.52     648


15. Occupancy


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Occupancy                     Loans        Balance       Balance   Coupon   Maturity     LTV     Score
Primary                        767    $218,972,162.92     78.30     7.423     357       78.65     643
Non-owner                      256      60,080,692.27     21.48     8.262     355       82.58     667
Second Home                      1         610,413.60      0.22     7.500     357       90.00     732
Total:                       1,024    $279,663,268.79    100.00     7.604     357       79.52     648

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Two to Four Family Loans

16. Credit Grade


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Credit Grade                  Loans        Balance       Balance   Coupon   Maturity     LTV     Score
A                               42    $ 12,275,717.92      4.39     8.055     358       74.65     567
AA                              79      21,740,111.10      7.77     7.759     358       75.75     603
AA+                            845     232,347,251.85     83.08     7.479     357       80.74     662
B                               36       8,870,556.83      3.17     8.789     357       71.77     555
C                               13       3,003,001.97      1.07     9.226     357       66.41     534
CC                               9       1,426,629.12      0.51    10.928     357       55.68     520
Total:                       1,024    $279,663,268.79    100.00     7.604     357       79.52     648

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Two to Four Family Loans

17. State or Territory


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
State or Territory            Loans        Balance       Balance   Coupon   Maturity     LTV     Score
New York                       287    $ 98,737,956.13     35.31     7.344     357       78.75     650
Massachusetts                  184      52,146,789.12     18.65     7.516     357       79.15     646
California                      93      36,091,871.25     12.91     7.273     355       75.79     653
New Jersey                      99      30,773,892.53     11.00     7.568     358       81.89     653
Connecticut                     55      10,033,036.97      3.59     7.953     358       80.69     636
Rhode Island                    47       9,833,839.74      3.52     7.722     354       79.77     653
Illinois                        27       4,815,762.98      1.72     9.134     358       79.25     579
Florida                         27       4,749,794.70      1.70     8.139     353       81.59     655
New Hampshire                   18       3,234,182.06      1.16     8.312     358       86.33     642
Pennsylvania                    20       2,939,978.39      1.05     8.187     358       85.64     639
Maine                           14       2,766,953.93      0.99     7.865     358       82.50     679
Texas                           15       2,201,334.73      0.79     8.380     357       84.17     686
Wisconsin                       17       2,084,519.69      0.75     9.121     358       86.10     636
Ohio                            17       1,962,165.21      0.70     9.262     358       86.42     638
Nevada                           5       1,825,357.23      0.65     7.806     357       85.85     667
District of                      6       1,584,062.00      0.57     7.306     358       67.18     624
Columbia
Georgia                         11       1,533,107.29      0.55     8.205     357       82.15     697
Maryland                         8       1,518,242.27      0.54     9.076     358       88.42     681
Washington                       4       1,490,248.60      0.53     8.020     357       79.58     606
Hawaii                           3       1,416,534.34      0.51     7.703     358       78.52     630
Michigan                        15       1,415,673.30      0.51     9.619     358       85.45     625
Virginia                         9       1,186,084.33      0.42     9.032     358       84.68     644
Minnesota                        7       1,043,260.87      0.37     9.084     358       73.98     585
Vermont                          5         671,304.36      0.24     8.725     358       84.70     653
Kentucky                         4         457,295.01      0.16     9.052     357       90.00     646
Indiana                          4         415,346.12      0.15     9.007     357       88.56     679
Colorado                         2         338,664.38      0.12     8.936     357       79.22     621
Mississippi                      3         312,770.55      0.11     7.910     358       90.00     629
Missouri                         3         279,217.33      0.10     9.440     358       81.05     638
Louisiana                        4         265,765.75      0.10    10.160     358       85.22     587
Arizona                          1         247,183.28      0.09     8.250     358       90.00     744
Tennessee                        2         245,094.61      0.09    10.029     243       93.61     667

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Two to Four Family Loans

Delaware                         1         161,093.24      0.06     9.575     358       75.00     580
Utah                             1         155,493.02      0.06     7.950     356       80.00     606
Alaska                           1         153,873.35      0.06     9.700     359       100.00    661
Oregon                           1         139,836.65      0.05     8.700     358       80.00     648
Oklahoma                         1         134,664.76      0.05     9.900     357       95.00     617
North Dakota                     1         115,920.00      0.04     7.150     356       80.00     647
Wyoming                          1         106,939.02      0.04     9.450     357       90.00     712
South Carolina                   1          78,159.70      0.03    10.000     356       90.00     597
Total:                       1,024    $279,663,268.79    100.00     7.604     357       79.52     648


18. Silent Second


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Silent Second                 Loans        Balance       Balance   Coupon   Maturity     LTV     Score
No Silent 2nd                  911    $247,199,654.36     88.39     7.679     357       79.51     645
Silent 2nd                     113      32,463,614.43     11.61     7.028     357       79.58     672
Total:                       1,024    $279,663,268.79    100.00     7.604     357       79.52     648

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Two to Four Family Loans

19. Gross Margin


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Gross Margin                  Loans        Balance       Balance   Coupon   Maturity     LTV     Score
3.501% to 4.000%                 5    $  1,811,917.90      0.87     5.547     357       72.90     696
4.001% to 4.500%                32      11,233,778.41      5.41     6.002     357       75.62     693
4.501% to 5.000%               103      38,456,972.32     18.52     6.556     357       79.15     684
5.001% to 5.500%               126      42,147,629.85     20.30     7.032     357       79.83     655
5.501% to 6.000%               152      46,341,757.27     22.32     7.750     358       81.36     641
6.001% to 6.500%               113      29,068,647.65     14.00     8.243     358       84.15     628
6.501% to 7.000%                69      17,161,198.67      8.26     8.716     357       82.58     594
7.001% to 7.500%                81      13,744,667.77      6.62     9.410     356       80.99     576
7.501% to 8.000%                34       6,174,207.87      2.97    10.066     358       74.98     544
8.001% to 8.500%                 4       1,358,035.75      0.65     9.562     355       79.16     575
8.501% to 9.000%                 1         163,361.81      0.08    11.400     355       60.00     522
Total:                         720    $207,662,175.27    100.00     7.612     357       80.50     642

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Two to Four Family Loans

20. Minimum Loan Rate


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Minimum Loan Rate             Loans        Balance       Balance   Coupon   Maturity     LTV     Score
5.001% - 5.500%                  7    $  2,453,889.38      1.18     5.418     357       79.63     640
5.501% - 6.000%                 34      13,312,210.73      6.41     5.886     357       76.73     681
6.001% - 6.500%                 51      18,877,208.42      9.09     6.318     357       77.84     673
6.501% - 7.000%                116      43,065,169.38     20.74     6.807     357       80.10     664
7.001% - 7.500%                 83      27,493,260.79     13.24     7.292     358       81.27     652
7.501% - 8.000%                131      41,092,011.66     19.79     7.787     358       82.16     645
8.001% - 8.500%                 71      19,168,479.59      9.23     8.336     358       80.97     616
8.501% - 9.000%                 75      17,313,197.27      8.34     8.772     358       82.94     618
9.001% - 9.500%                 55       9,698,618.19      4.67     9.248     357       80.62     594
9.501% - 10.000%                46       8,563,323.99      4.12     9.807     355       79.88     567
10.001% - 10.500%               19       3,150,716.71      1.52    10.252     358       84.05     585
10.501% - 11.000%               14       1,844,547.53      0.89    10.731     358       73.72     553
11.001% - 11.500%               11         941,764.12      0.45    11.245     357       70.73     575
11.501% - 12.000%                6         561,096.46      0.27    11.715     358       74.42     543
12.001% - 12.500%                1         126,681.05      0.06    12.250     358       65.00     507
Total:                         720    $207,662,175.27    100.00     7.612     357       80.50     642

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Two to Four Family Loans

21. Maximum Loan Rate


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Maximum Loan Rate             Loans        Balance       Balance   Coupon   Maturity     LTV     Score
9.501% to 10.000%                2    $    467,177.18      0.22     6.659     358       70.19     631
10.501% to 11.000%               1         169,766.43      0.08     7.900     358       85.00     567
11.001% to 11.500%               7       2,675,926.82      1.29     5.745     357       81.66     633
11.501% to 12.000%              34      13,312,210.73      6.41     5.886     357       76.73     681
12.001% to 12.500%              52      18,971,501.76      9.14     6.331     357       77.90     672
12.501% to 13.000%             117      42,889,590.20     20.65     6.819     357       80.18     664
13.001% to 13.500%              83      27,493,260.79     13.24     7.292     358       81.27     652
13.501% to 14.000%             130      40,922,245.23     19.71     7.787     358       82.14     645
14.001% to 14.500%              68      18,196,248.99      8.76     8.336     358       81.24     621
14.501% to 15.000%              75      17,313,197.27      8.34     8.772     358       82.94     618
15.001% to 15.500%              55       9,806,551.58      4.72     9.268     357       80.72     595
15.501% to 16.000%              44       8,409,232.54      4.05     9.804     355       79.78     567
16.001% to 16.500%              18       2,948,489.98      1.42    10.262     358       83.64     581
16.501% to 17.000%              14       1,844,547.53      0.89    10.731     358       73.72     553
17.001% to 17.500%              11         941,764.12      0.45    11.245     357       70.73     575
17.501% to 18.000%               6         561,096.46      0.27    11.715     358       74.42     543
18.001% to 18.500%               3         739,367.66      0.36     9.020     357       67.15     508
Total:                         720    $207,662,175.27    100.00     7.612     357       80.50     642


22. Initial Periodic Rate Cap


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
Initial Periodic Rate        Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Cap                           Loans        Balance       Balance   Coupon   Maturity     LTV     Score
2.000%                           8    $  3,701,296.93      1.78     7.478     357       83.60     648
3.000%                         712     203,960,878.34     98.22     7.614     357       80.45     642
Total:                         720    $207,662,175.27    100.00     7.612     357       80.50     642

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Two to Four Family Loans

23. Subsequent Periodic Rate Cap


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
Subsequent Periodic          Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Rate Cap                      Loans        Balance       Balance   Coupon   Maturity     LTV     Score
1.000%                         720    $207,662,175.27    100.00     7.612     357       80.50     642
Total:                         720    $207,662,175.27    100.00     7.612     357       80.50     642


24. Month of Next Interest Rate Adjustment


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
Month of Next Interest Rate  Mortgage     Principal     Principal   Gross   Term to   Original   Credit
Adjustment                    Loans        Balance       Balance   Coupon   Maturity     LTV     Score
2007-03                          1    $    435,282.04      0.21     9.220     351       90.00     655
2007-04                          3         846,663.04      0.41     6.695     351       80.43     673
2007-05                          2         720,371.87      0.35     7.527     352       88.29     675
2007-06                          2         795,558.19      0.38     7.444     353       83.77     600
2007-07                          9       2,223,755.68      1.07     7.511     354       78.03     610
2007-08                          7       1,733,365.68      0.83     7.908     355       70.48     608
2007-09                         44      11,087,544.54      5.34     7.327     356       77.81     611
2007-10                        130      43,405,675.54     20.90     7.215     357       81.54     659
2007-11                        396     108,263,863.14     52.13     7.857     358       80.82     632
2007-12                         45      12,417,938.07      5.98     7.908     359       81.23     631
2008-09                          4       1,109,277.27      0.53     7.500     356       69.52     608
2008-10                          8       2,467,522.80      1.19     6.706     357       75.30     716
2008-11                         14       3,866,131.59      1.86     7.685     358       74.33     670
2008-12                          1         294,776.65      0.14     7.400     359       60.82     561
2010-09                          2         667,888.98      0.32     7.770     356       88.26     630
2010-10                         15       5,053,828.81      2.43     6.506     357       78.93     727
2010-11                         33      11,033,687.90      5.31     7.353     358       80.90     655
2010-12                          4       1,239,043.48      0.60     8.048     359       84.40     651
Total:                         720    $207,662,175.27    100.00     7.612     357       80.50     642

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Bank of America [LOGO]
                                  OOMLT 2006-1
                            Two to Four Family Loans

25. MI Insurer


                                                        Percent
                              Number                    of Loans              W.A.      W.A.
                                of        Aggregate        by       W.A.   Remaining  Combined    W.A.
                             Mortgage     Principal     Principal   Gross   Term to   Original   Credit
MI Insurer                    Loans        Balance       Balance   Coupon   Maturity     LTV     Score
Radian                         592    $172,325,704.31     61.62     7.505     357       81.03     655
No MI                          432     107,337,564.48     38.38     7.763     357       77.09     636
Total:                       1,024    $279,663,268.79    100.00     7.604     357       79.52     648

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Deal Name                                                           OOMLT 2006-1
Security Type

Underwriter(s)                                                       GCM & BAS
Originator(s)                                                        Option One
Master Servicer
Servicer(s)
Trustee
Mortgage Insurer

Date Deal Announced
Pricing Date
Settlement Date

Outstanding Principal Balance                               $3,021,923,783.14
Number of Loans                                                        15,197
Average Principal Balance                                             198,850
Weighted Average Gross Coupon                                          7.694%
Weighted Average Net Coupon
Weighted Average Gross Margin                                          5.787%
Weighted Average Initial Periodic Cap                                  2.974%
Weighted Average Subsequent Periodic Cap                               1.000%
Weighted Average FICO                                                     625
Weighted Average LTV                                                   77.26%
Weighted Average CLTV                                                  80.31%
Weighted Average Prepayment Penalty Term                                   25
Weighted Average Original Term to Maturity                                359
Weighted Average Remaining Term to Maturity                               356
Weighted Average DTI                                                   41.09%

Weighted Average IO Term                                                   60

First Lien %                                                           95.92%
Second Lien %                                                           4.08%
Simultaneous Seconds %
Silent Seconds %                                                       17.00%

Full Documentation %                                                   53.59%
Stated Documentation %                                                 44.66%
Limited Documentation %                                                 0.50%
No Documentation %                                                      1.17%

Loan Purpose %
Cash Out Refinance %                                                   60.83%
Purchase %                                                             33.06%
Rate/Term Refinance %                                                   6.11%

Primary Occ                                                            91.98%
Investor Occ                                                            5.96%
Second Home                                                             2.06%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon.



                                    Total                             Weighted  Weighted   Weighted            Weighted   Weighted
                                    Number      Total       % by        Avg.       Avg.      Avg.     Weighted   Avg.       Avg.
                                     of       Principal   Principal  Principal    Gross      Net        Avg.   Original   Combined
                                    Loans      Balance     Balance    Balance     Coupon    Coupon     FICO      LTV        LTV
Current Balance
0.01-50,000.00                      1,300     46,953,726     1.55      36,118     10.732                621     24.46      93.25
50,000.01-100,000.00                3,164    236,718,365     7.83      74,816      9.469                609     66.61      82.64
100,000.01-150,000.00               3,050    379,406,949    12.56     124,396      8.483                610     75.91      80.19
150,000.01-200,000.00               2,041    354,626,443    11.74     173,751      8.066                607     77.51      78.67
200,000.01-250,000.00               1,516    339,745,422    11.24     224,106      7.723                618     79.27      79.37
250,000.01-300,000.00               1,045    287,689,403     9.52     275,301      7.496                624     78.96      79.12
300,000.01-350,000.00                 898    290,599,019     9.62     323,607      7.156                629     79.68      79.74
350,000.01-400,000.00                 652    244,316,178     8.08     374,718      7.166                631     81.03      81.11
400,000.01-450,000.00                 456    194,433,811     6.43     426,390      7.010                635     80.87      80.87
450,000.01-500,000.00                 333    158,315,347     5.24     475,421      6.836                651     81.49      81.63
500,000.01-550,000.00                 213    111,419,110     3.69     523,094      6.898                653     80.88      80.88
550,000.01-600,000.00                 166     95,507,265     3.16     575,345      6.933                646     82.84      82.84
600,000.01-650,000.00                 106     66,328,714     2.19     625,743      6.858                651     80.22      80.22
650,000.01>=                          257    215,864,031     7.14     839,938      6.878                644     77.90      77.90
Total:                             15,197  3,021,923,783   100.00     198,850      7.694                625     77.26      80.31

Gross Coupon
<=4.500
4.501-5.000                             1        239,131     0.01     239,131      5.000                709        80      80.00
5.001-5.500                           140     52,220,186     1.73     373,001      5.350                688        74      74.44
5.501-6.000                           706    256,301,295     8.48     363,033      5.871                671        76      76.13
6.001-6.500                           953    318,840,832    10.55     334,565      6.311                661        77      77.44
6.501-7.000                         1,707    517,073,139    17.11     302,913      6.799                644        79      78.60
7.001-7.500                         1,557    399,801,128    13.23     256,777      7.285                631        80      79.92
7.501-8.000                         1,964    442,226,245    14.63     225,166      7.781                618        81      80.90
8.001-8.500                         1,624    294,188,683     9.74     181,151      8.286                603        81      81.97
8.501-9.000                         1,635    256,944,657     8.50     157,153      8.779                590        81      82.55
9.001-9.500                         1,140    151,225,930     5.00     132,654      9.276                592        77      83.88
9.501-10.000                        1,084    127,679,323     4.23     117,785      9.773                580        74      83.46
10.000>=                            2,686    205,183,234     6.79      76,390     10.916                582        55      85.49
Total:                             15,197  3,021,923,783   100.00     198,850      7.694                625        77      80.31

Net Coupon
<=4.500
4.501-5.000
5.001-5.500
5.501-6.000
6.001-6.500
6.501-7.000
7.001-7.500
7.501-8.000
8.001-8.500
8.501-9.000
9.001-9.500
9.501-10.000
10.000>=
Total:

FICO
<=500                                 137     19,751,093     0.65     144,169      8.968                500        74      74.83
501-520                               859    155,500,598     5.15     181,025      9.015                511        74      73.97
521-540                               836    145,387,564     4.81     173,909      8.951                530        74      74.62
541-560                               940    176,399,423     5.84     187,659      8.589                550        74      74.81
561-580                             1,302    225,041,684     7.45     172,843      8.185                571        75      77.02
581-600                             2,051    345,901,078    11.45     168,650      7.969                590        77      79.88
601-620                             2,097    383,077,231    12.68     182,679      7.729                610        77      80.66
621-640                             1,958    395,905,233    13.10     202,199      7.505                631        79      82.39
641-660                             1,453    314,054,005    10.39     216,142      7.400                650        79      82.74
661-680                             1,157    253,947,658     8.40     219,488      7.204                670        79      83.43
681-700                               956    234,821,570     7.77     245,629      6.970                689        78      82.73
701-720                               590    152,195,500     5.04     257,958      6.780                710        79      82.12
721-740                               393    100,821,216     3.34     256,543      6.873                729        79      83.28
741-760                               234     58,606,945     1.94     250,457      6.807                750        78      81.81
761-780                               148     38,772,357     1.28     261,975      6.782                770        78      81.36
781>=                                  86     21,740,629     0.72     252,798      6.790                791        75      80.10
Total:                             15,197  3,021,923,783   100.00     198,850      7.694                625        77      80.31

LTV
<=30.00                             2,143    123,270,417     4.08      57,522     10.464                647        20      92.87
30.01-35.00                            69     10,462,977     0.35     151,637      8.188                591        33      44.03
35.01-40.00                            69     11,415,349     0.38     165,440      7.662                609        38      39.94
40.01-45.00                            90     17,278,895     0.57     191,988      7.359                614        43      43.33
45.01-50.00                           170     31,144,521     1.03     183,203      7.587                598        48      48.87
50.01-55.00                           206     45,087,965     1.49     218,874      7.192                610        53      52.97
55.01-60.00                           367     82,470,588     2.73     224,716      7.230                603        58      58.03
60.01-65.00                           688    150,491,490     4.98     218,738      7.550                593        64      63.63
65.01-70.00                           805    189,879,799     6.28     235,876      7.362                601        69      68.93
70.01-75.00                           969    231,667,137     7.67     239,079      7.572                602        74      74.10
75.01-80.00                         4,987  1,049,571,526    34.73     210,462      7.457                629        80      79.72
80.01-85.00                         1,084    260,018,290     8.60     239,869      7.490                624        85      84.50
85.01-90.00                         2,027    499,456,390    16.53     246,402      7.638                643        90      89.65
90.01-95.00                         1,182    253,184,612     8.38     214,200      8.146                636        95      94.74
95.01-100.00                          341     66,523,827     2.20     195,085      8.467                648       100      99.81
100.01>=
Total:                             15,197  3,021,923,783   100.00     198,850      7.694                625        77      80.31

Combined LTV
<=30.00                                31      4,465,223     0.15     144,039      7.331                650        24      23.91
30.01-35.00                            55      8,078,562     0.27     146,883      7.510                583        33      33.46
35.01-40.00                            64     10,802,671     0.36     168,792      7.491                610        38      37.81
40.01-45.00                            94     17,156,888     0.57     182,520      7.392                614        42      42.78
45.01-50.00                           171     31,058,130     1.03     181,626      7.599                596        48      48.13
50.01-55.00                           220     45,979,585     1.52     208,998      7.256                609        52      52.97
55.01-60.00                           378     83,411,432     2.76     220,665      7.264                602        58      58.02
60.01-65.00                           708    152,291,926     5.04     215,102      7.578                593        63      63.61
65.01-70.00                           837    192,032,480     6.35     229,429      7.402                601        68      68.91
70.01-75.00                         1,013    234,470,088     7.76     231,461      7.610                602        73      74.08
75.01-80.00                         5,062  1,055,540,032    34.93     208,522      7.477                629        79      79.71
80.01-85.00                         1,168    265,815,551     8.80     227,582      7.567                624        83      84.50
85.01-90.00                         2,050    501,626,417    16.60     244,696      7.654                643        89      89.65
90.01-95.00                         1,301    259,407,636     8.58     199,391      8.203                636        93      94.74
95.01-100.00                        2,045    159,787,161     5.29      78,136      9.651                652        53      99.91
100.01>=
Total:                             15,197  3,021,923,783   100.00     198,850      7.694                625        77      80.31

Prepayment Penalty Term
0 months                            4,738    804,395,977    26.62     169,775      8.189                621        75      80.84
12 months                             973    311,623,802    10.31     320,271      7.275                642        78      79.06
24 months                           6,941  1,370,678,520    45.36     197,476      7.671                616        79      81.42
30 months                              18      4,125,326     0.14     229,185      7.902                640        83      83.42
36 months                           2,524    530,391,304    17.55     210,139      7.247                644        75      77.33
60 months                               3        708,854     0.02     236,285      8.066                567        87      86.73
Total:                             15,197  3,021,923,783   100.00     198,850      7.694                625        77      80.31

Original Term to Maturity
120                                     7        323,810     0.01      46,259     10.100                615        63      76.76
180                                   115     10,913,738     0.36      94,902      8.670                618        69      75.55
240                                    77      8,102,856     0.27     105,232      8.034                633        65      75.74
360                                14,998  3,002,583,378    99.36     200,199      7.689                625        77      80.34
480                                15,197  3,021,923,783   100.00     198,850      7.694                625        77      80.31

Range of Remaining Terms
0-60
61-120                                  7        323,810     0.01      46,259     10.100                615        63      76.76
121-180                               115     10,913,738     0.36      94,902      8.670                618        69      75.55
181-240                                77      8,102,856     0.27     105,232      8.034                633        65      75.74
241-300
301-360                            14,998  3,002,583,378    99.36     200,199      7.689                625        77      80.34
361-420
421-480
Total:                             15,197  3,021,923,783   100.00     198,850      7.694                625        77      80.31

Debt to Income Ratio
<= 0.00                               147     35,652,514     1.18     242,534      7.371     0.000      713        79      79.45
0.01-5.00                              16      3,131,746     0.10     195,734      7.523     0.000      636        80      81.17
5.01-10.00                             39      7,991,131     0.26     204,901      7.882     0.000      639        74      77.90
10.01-15.00                           103     19,957,641     0.66     193,764      7.682     0.000      621        76      77.05
15.01-20.00                           350     51,828,639     1.72     148,082      8.085     0.000      619        75      76.48
20.01-25.00                           680    111,629,405     3.69     164,161      7.816     0.000      626        76      77.70
25.01-30.00                         1,180    196,238,166     6.49     166,304      7.893     0.000      619        76      78.31
30.01-35.00                         1,803    328,232,971    10.86     182,048      7.701     0.000      625        77      79.25
35.01-40.00                         2,419    487,668,243    16.14     201,599      7.633     0.000      628        77      80.15
40.01-45.00                         3,011    615,945,583    20.38     204,565      7.639     0.000      632        78      81.26
45.01-50.00                         3,037    664,359,860    21.98     218,755      7.724     0.000      623        78      81.23
50.01-55.00                         1,929    394,101,426    13.04     204,303      7.669     0.000      617        77      80.75
55.01-60.00                           483    105,186,457     3.48     217,777      7.590     0.000      607        77      80.82
>60.01
Total:                             15,197  3,021,923,783   100.00     198,850      7.694     0.000      625        77      80.31

Loan Type
2/28 6 MO LIBOR                     7,071  1,297,184,712    42.93     183,451      8.123                603        80      79.74
2/28 6 MO LIBOR IO                  1,835    621,869,042    20.58     338,893      6.888                647        83      82.96
Fixed Rate 30 Yr                    4,200    560,840,222    18.56     133,533      8.031                646        64      79.89
2/28 6 MO LIBOR 40/30 Balloon         592    159,512,063     5.28     269,446      7.482                606        81      80.92
5/25 6 MO LIBOR IO                    250     88,648,398     2.93     354,594      6.536                661        80      79.50
5/25 6 MO LIBOR                       332     73,615,177     2.44     221,732      7.450                635        78      78.05
3/27 6 MO LIBOR                       220     48,106,946     1.59     218,668      7.610                627        76      75.90
Fixed Rate 40/30 Balloon              151     47,238,398     1.56     312,837      7.120                641        78      78.27
Fixed Rate 30 Yr 5Yr IO               122     42,880,259     1.42     351,478      6.694                663        79      79.05
3/27 6 MO LIBOR IO                     85     31,281,810     1.04     368,021      6.692                663        80      80.41
5/25 6 MO LIBOR 40/30 Balloon          40     13,438,946     0.44     335,974      7.031                639        79      78.76
Fixed Rate 15 Yr                      100      9,461,531     0.31      94,615      8.692                618        67      74.73
Fixed Rate 20 Yr                       76      8,030,420     0.27     105,663      8.006                634        65      75.88
3/27 6 MO LIBOR 40/30 Balloon          22      6,286,151     0.21     285,734      7.346                628        82      81.95
Fixed Rate 30 Yr Rate Reduction        47      5,895,985     0.20     125,446      9.917                545        70      70.31
6 MO LIBOR                             17      3,685,245     0.12     216,779      7.658                555        72      71.57
6 MO LIBOR 40/30 Balloon                5      1,379,383     0.05     275,877      6.936                627        88      88.00
2/13 6 MO LIBOR                        11      1,171,481     0.04     106,498      8.470                619        80      79.80
15/15 6 MO LIBOR IO                     1        384,990     0.01     384,990      7.000                664        74      74.04
15/15 6 MO LIBOR                        8        335,650     0.01      41,956      9.641                655        37      94.33
Fixed Rate 10 Yr                        7        323,810     0.01      46,259     10.100                615        63      76.76
3/12 6 MO LIBOR                         3        208,782     0.01      69,594      7.843                677        85      85.42
Fixed Rate 20 Yr Rate Reduction         1         72,436     0.00      72,436     11.200                524        60      60.00
Fixed Rate 15 Yr Rate Reduction         1         71,945     0.00      71,945     11.500                533        85      85.00
Total:                             15,197  3,021,923,783   100.00     198,850      7.694                625        77      80.31

IO Term
                              0    12,904  2,236,859,284    74.02     173,346      7.997                616        76      79.63
                             24
                             36
                             60     2,293    785,064,499    25.98     342,374      6.830                650        82      82.25
                             84
                            120
Total:                             15,197  3,021,923,783   100.00     198,850      7.694                625        77      80.31

Lien Position
First Lien                         13,055  2,898,542,194    95.92     222,025      7.572                624        80      79.70
Second Lien                         2,142    123,381,589     4.08      57,601     10.564                646        20      94.73
Total:                             15,197  3,021,923,783   100.00     198,850      7.694                625        77      80.31
Simultaneous Seconds
Silent Seconds                      2,619    513,682,562    17.00     196,137      7.191                650        80      79.79
Total:                             15,197  3,021,923,783   100.00     198,850      7.694                625        77      80.31

Documentation Type
Full Documentation                  9,630  1,619,588,363    53.59     168,182      7.791                611        78      81.02
Stated Income Documentation         5,360  1,349,678,938    44.66     251,806      7.587                640        77      79.54
No Documentation                      146     35,484,329     1.17     243,043      7.363                714        79      79.47
Lite Documentation                     56     15,003,231     0.50     267,915      7.839                620        73      76.01
Business Bank Statements                5      2,168,923     0.07     433,785      6.250                607        74      74.16
Total:                             15,197  3,021,923,783   100.00     198,850      7.694                625        77      80.31

Loan Purpose
Cash Out Refinance                  8,193  1,838,092,984    60.83     224,349      7.592                615        77      77.78
Purchase                            6,001    999,092,262    33.06     166,488      7.846                646        79      84.98
Rate/Term Refinance                 1,003    184,738,537     6.11     184,186      7.884                615        78      80.22
Total:                             15,197  3,021,923,783   100.00     198,850      7.694                625        77      80.31

Occupancy Status
Primary                            13,939  2,779,621,260    91.98     199,413      7.648                622        77      80.04
Investor                            1,008    180,178,920     5.96     178,749      8.495                661        84      84.00
Second Home                           250     62,123,603     2.06     248,494      7.444                657        82      81.70
Total:                             15,197  3,021,923,783   100.00     198,850      7.694                625        77      80.31

State Concentration
Alabama                               117     13,549,746     0.45     115,810      8.366                603        82      84.20
Alaska                                  4      1,026,986     0.03     256,746      8.189                597        84      83.63
Arizona                               340     59,979,693     1.98     176,411      7.669                614        76      79.82
Arkansas                               51      5,516,026     0.18     108,157      9.054                593        87      87.46
California                          2,448    784,300,321    25.95     320,384      6.927                641        76      79.09
Colorado                              242     42,217,017     1.40     174,450      7.778                615        77      83.56
Connecticut                           284     54,864,209     1.82     193,184      7.753                612        77      79.44
Delaware                               50      8,091,609     0.27     161,832      8.255                590        78      81.61
District of Columbia                   29      7,567,315     0.25     260,942      7.686                617        68      69.75
Florida                             1,688    316,584,212    10.48     187,550      7.882                621        78      79.82
Georgia                               470     61,599,793     2.04     131,063      8.560                610        80      83.43
Hawaii                                 98     37,732,275     1.25     385,023      6.824                660        76      80.51
Idaho                                  59      7,740,354     0.26     131,192      8.141                616        79      82.65
Illinois                              416     69,273,406     2.29     166,523      8.593                598        81      83.07
Indiana                               164     18,476,113     0.61     112,659      8.626                618        84      85.86
Iowa                                   69      6,809,163     0.23      98,684      8.918                608        82      87.03
Kansas                                 44      4,376,282     0.14      99,461      8.943                600        82      86.15
Kentucky                              115     11,462,745     0.38      99,676      8.636                614        83      86.01
Louisiana                              81      7,294,002     0.24      90,049      8.969                610        77      86.60
Maine                                 156     21,928,708     0.73     140,569      8.337                625        78      80.22
Maryland                              322     70,961,043     2.35     220,376      8.052                600        77      80.09
Massachusetts                         804    201,446,184     6.67     250,555      7.534                638        77      79.88
Michigan                              560     65,201,879     2.16     116,432      8.744                603        82      84.29
Minnesota                             109     17,993,265     0.60     165,076      7.983                620        79      82.19
Mississippi                            37      3,425,485     0.11      92,581      8.883                611        79      85.44
Missouri                              141     14,123,901     0.47     100,170      9.131                593        81      83.47
Montana                                15      2,959,215     0.10     197,281      8.238                604        79      80.34
Nebraska                               26      2,430,708     0.08      93,489      8.726                599        74      82.31
Nevada                                216     45,560,754     1.51     210,929      7.525                617        76      78.97
New Hampshire                         157     25,724,252     0.85     163,849      7.811                624        76      80.47
New Jersey                            618    158,703,560     5.25     256,802      7.834                624        77      78.32
New York                            1,005    281,009,906     9.30     279,612      7.412                640        75      78.13
North Carolina                        295     36,735,543     1.22     124,527      8.534                608        81      84.54
North Dakota                            9        898,518     0.03      99,835      8.560                608        78      83.84
Ohio                                  393     44,020,696     1.46     112,012      8.729                609        84      85.79
Oklahoma                               99      9,315,072     0.31      94,092      9.145                598        83      85.20
Oregon                                104     18,948,114     0.63     182,193      7.803                620        76      78.92
Pennsylvania                          482     65,103,423     2.15     135,069      8.180                612        80      82.58
Rhode Island                          178     38,782,729     1.28     217,881      7.433                643        77      79.72
South Carolina                        127     16,430,139     0.54     129,371      8.666                601        81      82.43
South Dakota                            9      1,297,765     0.04     144,196      7.808                618        80      83.85
Tennessee                             189     19,482,452     0.64     103,082      8.550                613        82      84.90
Texas                               1,188    136,490,833     4.52     114,891      8.588                603        78      82.36
Utah                                   87     12,754,728     0.42     146,606      7.963                617        79      85.05
Vermont                                77     10,411,408     0.34     135,213      8.291                626        81      83.80
Virginia                              560    106,978,266     3.54     191,033      7.943                606        77      79.33
Washington                            246     45,868,499     1.52     186,457      7.734                623        78      81.58
Wisconsin                             190     24,836,628     0.82     130,719      8.559                615        79      81.96
Wyoming                                29      3,638,844     0.12     125,477      8.029                632        79      84.37
Total:                             15,197  3,021,923,783   100.00     198,850      7.694                625        77      80.31

Gross Margin Range
<=2.000
2.001-2.500                             1        223,250     0.01     223,250      9.000                609        95      95.00
2.501-3.000                             5      1,245,628     0.05     249,126      5.874                638        59      59.27
3.001-3.500                            26     10,778,883     0.46     414,572      5.540                658        78      77.61
3.501-4.000                           126     42,922,127     1.83     340,652      5.811                681        77      76.74
4.001-4.500                           470    162,607,110     6.93     345,973      6.055                675        77      76.59
4.501-5.000                         1,095    334,962,373    14.27     305,902      6.528                660        78      78.27
5.001-5.500                         1,662    441,731,637    18.82     265,783      7.004                637        80      79.66
5.501-6.000                         1,984    458,294,824    19.53     230,995      7.608                619        81      81.42
6.001-6.500                         1,807    367,954,794    15.68     203,627      8.130                601        83      82.51
6.501-7.000                         1,369    243,121,862    10.36     177,591      8.697                582        83      83.12
7.001-7.500                         1,013    151,636,265     6.46     149,690      9.316                567        83      82.73
7.501-8.000                           813    111,462,539     4.75     137,100     10.065                548        80      79.66
8.001-8.500                           105     17,528,037     0.75     166,934      9.969                542        82      82.43
8.501-9.000                            10      1,874,242     0.08     187,424     10.254                543        73      72.69
9.001-9.500                             4        470,989     0.02     117,747     10.503                525        63      71.48
9.501-10.000                            1        258,235     0.01     258,235     10.990                512        63      63.17
10.001>=                                1         35,979     0.00      35,979     11.900                577        20     100.00
Total:                             10,492  2,347,108,776   100.00     223,705      7.632                620        81      80.54

Initial Periodic Cap
                          0.000
                          1.000        22      5,064,628     0.22     230,210      7.461                575        76      76.05
                          1.500         1        403,528     0.02     403,528      8.150                604        95      95.00
                          2.000       169     50,024,044     2.13     296,000      7.297                598        77      76.85
                          2.500
                          3.000    10,300  2,291,616,576    97.64     222,487      7.640                620        81      80.63

Subsequent Periodic Cap
                          0.000
                          1.000    10,486  2,345,532,709    99.93     223,682      7.632                620        81      80.54
                          1.500         5      1,476,329     0.06     295,266      7.645                606        82      82.26
                          2.000         1         99,737     0.00      99,737      8.150                631        79      79.37
                          2.500
                          3.000


                            Weighted
                              Avg.    Weigthed  Weigthed    Weighted  Weighted                                 Weighted
                           Prepayment   Avg.      Avg.        Avg.      Avg.                                     Avg.
                            Penalty   Original  Original   Remaining    Debt         %        %    Interest      IO       First
                             Term       Term      Term       Term       Ratio      Fixed     ARM    Only %      Term      Lien %
Current Balance
0.01-50,000.00                           10        353        350       40.57      93.76      6.24    0.00        0       11.46
50,000.01-100,000.00                     18        356        354       38.32      38.20     61.80    1.50        1       78.71
100,000.01-150,000.00                    19        358        355       39.33      24.35     75.65    7.09        4       94.21
150,000.01-200,000.00                    19        359        356       40.66      19.40     80.60   12.22        7       98.37
200,000.01-250,000.00                    18        359        357       41.15      17.19     82.81   19.07       11       99.80
250,000.01-300,000.00                    18        360        357       41.86      17.70     82.30   27.70       17       99.50
300,000.01-350,000.00                    18        360        357       42.50      19.59     80.41   33.03       20       99.78
350,000.01-400,000.00                    18        360        357       42.04      19.66     80.34   33.02       20       99.84
400,000.01-450,000.00                    18        360        357       43.39      21.40     78.60   41.28       25      100.00
450,000.01-500,000.00                    20        360        358       42.63      21.71     78.29   46.42       28       99.68
500,000.01-550,000.00                    20        360        357       41.78      20.57     79.43   51.70       31      100.00
550,000.01-600,000.00                    21        360        357       41.57      16.80     83.20   50.72       30      100.00
600,000.01-650,000.00                    20        359        356       41.38      17.08     82.92   52.82       32      100.00
650,000.01>=                             19        359        357       40.10      17.90     82.10   44.14       26      100.00
Total:                                   18        359        356       41.09      22.33     77.67   25.98       16       95.92

Gross Coupon
<=4.500
4.501-5.000                              24        360        356       38.75       0.00     100.00   0.00        0      100.00
5.001-5.500                              26        360        356       42.20      21.82     78.18   61.23       37      100.00
5.501-6.000                              25        359        356       41.25      32.71     67.29   48.11       29      100.00
6.001-6.500                              22        360        357       41.94      27.06     72.94   45.11       27      100.00
6.501-7.000                              20        359        357       41.12      20.27     79.73   38.48       23      100.00
7.001-7.500                              18        359        357       41.38      16.27     83.73   32.00       19      100.00
7.501-8.000                              17        359        357       41.16      15.66     84.34   21.73       13       99.84
8.001-8.500                              17        359        357       40.91      14.34     85.66   12.70        8       98.75
8.501-9.000                              16        359        357       40.77      15.72     84.28    7.43        4       97.86
9.001-9.500                              15        358        356       40.33      21.08     78.92    2.45        1       90.82
9.501-10.000                             15        358        356       39.65      25.63     74.37    1.96        1       87.23
10.000>=                                 15        357        354       40.64      52.15     47.85    0.14        0       59.39
Total:                                   18        359        356       41.09      22.33     77.67   25.98       16       95.92

Net Coupon
<=4.500
4.501-5.000
5.001-5.500
5.501-6.000
6.001-6.500
6.501-7.000
7.001-7.500
7.501-8.000
8.001-8.500
8.501-9.000
9.001-9.500
9.501-10.000
10.000>=
Total:

FICO
<=500                                    17        360        357       40.45      11.72     88.28    4.21        3       98.52
501-520                                  16        359        357       41.80       9.83     90.17    0.56        0       99.63
521-540                                  17        359        356       41.10      11.07     88.93    1.53        1       99.12
541-560                                  17        359        357       41.53      13.96     86.04    1.50        1       98.90
561-580                                  18        358        356       40.67      17.21     82.79    5.88        4       96.88
581-600                                  19        359        356       41.44      18.48     81.52   27.53       17       95.85
601-620                                  19        359        357       41.46      21.26     78.74   29.40       18       95.56
621-640                                  19        359        356       40.94      22.37     77.63   34.57       21       95.26
641-660                                  19        359        357       40.85      23.52     76.48   37.84       23       94.90
661-680                                  19        359        357       41.49      27.43     72.57   40.32       24       93.77
681-700                                  19        359        357       40.91      29.44     70.56   33.52       20       94.45
701-720                                  19        360        357       40.50      35.99     64.01   33.62       20       95.91
721-740                                  18        359        356       40.00      30.88     69.12   33.96       20       94.94
741-760                                  19        359        357       40.61      36.20     63.80   29.24       18       94.79
761-780                                  21        357        354       39.70      40.38     59.62   26.99       16       95.95
781>=                                    21        359        356       40.65      38.70     61.30   34.86       21       93.96
Total:                                   18        359        356       41.09      22.33     77.67   25.98       16       95.92

LTV
<=30.00                                  13        357        354       42.58      98.10      1.90    0.00        0        3.57
30.01-35.00                              18        355        352       39.76      50.33     49.67    1.51        1       76.06
35.01-40.00                              14        356        354       35.11      44.09     55.91    7.24        4       94.41
40.01-45.00                              19        358        355       38.52      39.05     60.95    5.47        3       97.50
45.01-50.00                              16        358        356       37.38      31.83     68.17    8.60        5       97.49
50.01-55.00                              20        359        356       38.60      33.22     66.78   14.96        9      100.00
55.01-60.00                              21        358        355       40.70      35.46     64.54   11.18        7      100.00
60.01-65.00                              20        359        356       40.33      27.92     72.08   13.08        8      100.00
65.01-70.00                              20        358        356       40.01      28.99     71.01   18.08       11       99.94
70.01-75.00                              18        359        356       40.77      23.15     76.85   19.47       12       99.98
75.01-80.00                              19        359        357       41.27      15.48     84.52   32.06       19      100.00
80.01-85.00                              19        359        357       40.91      19.76     80.24   27.89       17      100.00
85.01-90.00                              18        360        357       41.21      15.87     84.13   31.87       19      100.00
90.01-95.00                              18        359        357       42.25      12.23     87.77   30.25       18      100.00
95.01-100.00                             18        360        358       42.41      11.89     88.11   30.99       19      100.00
100.01>=
Total:                                   18        359        356       41.09      22.33     77.67   25.98       16       95.92

Combined LTV
<=30.00                                  23        357        354       35.79      52.84     47.16    0.00        0       98.66
30.01-35.00                              20        356        353       39.09      35.67     64.33    1.95        1       98.52
35.01-40.00                              14        358        356       34.42      40.92     59.08    7.65        5       99.77
40.01-45.00                              19        358        355       38.13      38.62     61.38    5.51        3       98.19
45.01-50.00                              16        358        356       37.43      31.64     68.36    8.63        5       97.77
50.01-55.00                              20        359        356       38.76      34.51     65.49   14.67        9       98.06
55.01-60.00                              20        358        355       40.71      36.18     63.82   11.06        7       98.87
60.01-65.00                              20        359        356       40.39      28.77     71.23   12.92        8       98.82
65.01-70.00                              20        358        356       40.08      29.79     70.21   17.88       11       98.82
70.01-75.00                              18        359        356       40.81      24.07     75.93   19.24       12       98.78
75.01-80.00                              19        359        357       41.27      15.96     84.04   31.88       19       99.43
80.01-85.00                              19        359        357       40.97      21.51     78.49   27.28       16       97.82
85.01-90.00                              18        360        357       41.23      16.24     83.76   31.73       19       99.57
90.01-95.00                              18        359        357       42.22      14.33     85.67   29.52       18       97.60
95.01-100.00                             15        359        357       42.63      63.17     36.83   12.90        8       41.63
100.01>=
Total:                                   18        359        356       41.09      22.33     77.67   25.98       16       95.92

Prepayment Penalty Term
0 months                                  0        359        356       41.24      20.72     79.28   17.29       10       92.20
12 months                                12        359        357       41.35      32.33     67.67   22.40       13       98.51
24 months                                24        360        357       41.26       3.70     96.30   32.91       20       97.02
30 months                                30        353        350       35.53      57.08     42.92   10.87        7      100.00
36 months                                36        357        354       40.33      66.73     33.27   23.44       14       97.14
60 months                                60        360        358       30.62      66.22     33.78   50.43       30      100.00
Total:                                   18        359        356       41.09      22.33     77.67   25.98       16       95.92

Original Term to Maturity
                            120           6        120        119       41.30     100.00      0.00    0.00        0       81.75
                            180          23        180        177       37.78      87.35     12.65    0.00        0       87.97
                            240          22        240        237       38.56     100.00      0.00    0.00        0       83.39
                            360          18        360        357       41.11      21.88     78.12   26.15       16       95.98
                            480
Total:                                   18        359        356       41.09      22.33     77.67   25.98       16       95.92

Range of Remaining Terms
0-60
61-120                                    6        120        119       41.30     100.00      0.00    0.00        0       81.75
121-180                                  23        180        177       37.78      87.35     12.65    0.00        0       87.97
181-240                                  22        240        237       38.56     100.00      0.00    0.00        0       83.39
241-300
301-360                                  18        360        357       41.11      21.88     78.12   26.15       16       95.98
361-420
421-480
Total:                                   18        359        356       41.09      22.33     77.67   25.98       16       95.92

Debt to Income Ratio
<= 0.00                                  16        360        357        0.00      26.60     73.40    1.29        1       99.90
0.01-5.00                                25        358        355        3.31      27.84     72.16    9.36        6       98.85
5.01-10.00                               22        360        358        8.05      40.18     59.82    7.76        5       95.13
10.01-15.00                              21        359        356       12.90      17.74     82.26   23.96       14       98.30
15.01-20.00                              19        358        355       17.80      28.16     71.84   15.81        9       97.76
20.01-25.00                              20        358        355       22.65      25.02     74.98   20.02       12       97.41
25.01-30.00                              20        359        356       27.77      24.99     75.01   17.10       10       97.25
30.01-35.00                              18        359        356       32.69      21.44     78.56   23.04       14       96.91
35.01-40.00                              19        359        357       37.68      23.96     76.04   28.47       17       96.12
40.01-45.00                              18        359        357       42.64      21.48     78.52   28.29       17       95.19
45.01-50.00                              19        359        357       47.47      20.00     80.00   29.60       18       95.69
50.01-55.00                              18        359        357       52.39      22.28     77.72   26.00       16       94.96
55.01-60.00                              19        359        356       56.26      24.65     75.35   25.64       15       94.35
>60.01
Total:                                   18        359        356       41.09      22.33     77.67   25.98       16       95.92

Loan Type
2/28 6 MO LIBOR                          15        360        358       40.53       0.00     100.00   0.00        0      100.00
2/28 6 MO LIBOR IO                       18        360        357       42.37       0.00     100.00 100.00       60      100.00
Fixed Rate 30 Yr                         22        360        357       40.63     100.00      0.00    0.00        0       78.53
2/28 6 MO LIBOR 40/30 Balloon            18        360        358       43.15       0.00     100.00   0.00        0      100.00
5/25 6 MO LIBOR IO                       30        360        357       41.86       0.00     100.00 100.00       60      100.00
5/25 6 MO LIBOR                          22        360        357       39.40       0.00     100.00   0.00        0      100.00
3/27 6 MO LIBOR                          21        360        357       39.96       0.00     100.00   0.00        0      100.00
Fixed Rate 40/30 Balloon                 26        360        358       41.67     100.00      0.00    0.00        0      100.00
Fixed Rate 30 Yr 5Yr IO                  29        360        358       40.67     100.00      0.00  100.00       60      100.00
3/27 6 MO LIBOR IO                       25        360        357       39.26       0.00     100.00 100.00       60      100.00
5/25 6 MO LIBOR 40/30 Balloon            23        360        358       43.28       0.00     100.00   0.00        0      100.00
Fixed Rate 15 Yr                         24        180        177       37.90     100.00      0.00    0.00        0       86.12
Fixed Rate 20 Yr                         22        240        237       38.46     100.00      0.00    0.00        0       83.24
3/27 6 MO LIBOR 40/30 Balloon            27        360        358       42.01       0.00     100.00   0.00        0      100.00
Fixed Rate 30 Yr Rate Reduction          18        360        358       39.68     100.00      0.00    0.00        0      100.00
6 MO LIBOR                               10        360        358       42.39       0.00     100.00   0.00        0      100.00
6 MO LIBOR 40/30 Balloon                  7        360        357       46.52       0.00     100.00   0.00        0      100.00
2/13 6 MO LIBOR                          11        180        177       36.84       0.00     100.00   0.00        0      100.00
15/15 6 MO LIBOR IO                      36        360        358       46.76       0.00     100.00 100.00       60      100.00
15/15 6 MO LIBOR                         10        360        355       38.34       0.00     100.00   0.00        0       28.33
Fixed Rate 10 Yr                          6        120        119       41.30     100.00      0.00    0.00        0       81.75
3/12 6 MO LIBOR                          27        180        177       38.25       0.00     100.00   0.00        0      100.00
Fixed Rate 20 Yr Rate Reduction          36        240        238       49.35     100.00      0.00    0.00        0      100.00
Fixed Rate 15 Yr Rate Reduction          36        180        178       36.31     100.00      0.00    0.00        0      100.00
Total:                                   18        359        356       41.09      22.33     77.67   25.98       16       95.92

IO Term
                              0          18        359        356       40.73      28.25     71.75    0.00        0       94.48
                             24
                             36
                             60          21        360        357       42.10       5.46     94.54  100.00       60      100.00
                             84
                            120
Total:                                   18        359        356       41.09      22.33     77.67   25.98       16       95.92

Lien Position
First Lien                               19        359        357       41.01      19.03     80.97   27.08       16      100.00
Second Lien                              13        357        354       42.87      99.81      0.19    0.00        0        0.00
Total:                                   18        359        356       41.09      22.33     77.67   25.98       16       95.92
Simultaneous Seconds
Silent Seconds                           20        360        357       42.40       9.60     90.40   43.89       26      100.00
Total:                                   18        359        356       41.09      22.33     77.67   25.98       16       95.92

Documentation Type
Full Documentation                       19        359        356       41.81      23.81     76.19   23.43       14       95.60
Stated Income Documentation              18        359        357       40.26      20.48     79.52   29.64       18       96.19
No Documentation                         16        360        357        0.00      26.72     73.28    1.29        1       99.90
Lite Documentation                       18        359        357       38.74      18.88     81.12   21.69       13       95.11
Business Bank Statements                 26        360        358       37.12      15.49     84.51   84.30       51      100.00
Total:                                   18        359        356       41.09      22.33     77.67   25.98       16       95.92

Loan Purpose
Cash Out Refinance                       18        359        356       40.85      23.90     76.10   25.01       15       98.03
Purchase                                 18        360        357       41.59      18.08     81.92   28.75       17       91.92
Rate/Term Refinance                      20        357        355       40.78      29.74     70.26   20.64       12       96.53
Total:                                   18        359        356       41.09      22.33     77.67   25.98       16       95.92

Occupancy Status
Primary                                  19        359        357       41.27      22.81     77.19   28.00       17       95.62
Investor                                 16        358        356       38.67      14.37     85.63    0.97        1       99.21
Second Home                              20        357        354       39.90      23.98     76.02    8.30        5       99.76
Total:                                   18        359        356       41.09      22.33     77.67   25.98       16       95.92

State Concentration
Alabama                                  24        355        352       38.77      24.05     75.95    7.21        4       96.96
Alaska                                    0        360        358       44.46       0.00     100.00   0.00        0      100.00
Arizona                                  25        360        357       39.40      18.66     81.34   25.64       15       95.13
Arkansas                                 26        352        349       38.53      26.92     73.08    2.39        1      100.00
California                               26        360        357       42.55      20.52     79.48   50.99       31       95.29
Colorado                                 24        360        358       42.17      25.37     74.63   28.67       17       92.35
Connecticut                              27        358        356       41.39      30.69     69.31   12.42        7       96.55
Delaware                                 25        359        357       42.43      23.51     76.49   14.20        9       95.87
District of Columbia                      0        360        358       41.48      15.65     84.35   23.14       14       98.15
Florida                                  26        358        356       39.91      23.39     76.61   20.93       13       96.71
Georgia                                  20        359        356       39.08      19.83     80.17   15.48        9       95.30
Hawaii                                   24        359        357       42.08      37.12     62.88   34.96       21       93.78
Idaho                                    25        360        357       38.84      20.83     79.17   22.01       13       95.24
Illinois                                  0        359        357       41.73      11.99     88.01   10.56        6       97.22
Indiana                                  23        358        356       38.83      16.35     83.65    7.33        4       97.38
Iowa                                      0        358        356       42.22      19.25     80.75    6.98        4       93.92
Kansas                                    0        360        358       34.94       0.00     100.00   0.00        0       94.50
Kentucky                                 25        360        357       38.79      23.08     76.92    4.82        3       96.28
Louisiana                                25        360        357       39.78      28.05     71.95    1.32        1       87.86
Maine                                     0        360        357       38.86      22.26     77.74    1.24        1       96.77
Maryland                                 11        360        357       41.13      14.37     85.63   21.54       13       96.32
Massachusetts                             2        360        357       42.39      17.91     82.09   23.35       14       95.95
Michigan                                 26        359        357       39.82      13.33     86.67    5.86        4       96.77
Minnesota                                25        359        356       40.61      12.23     87.77   28.44       17       96.48
Mississippi                              23        356        353       39.47      22.50     77.50    6.79        4       92.24
Missouri                                 24        360        357       36.84      11.49     88.51    7.22        4       97.32
Montana                                  25        360        358       46.92      11.86     88.14    0.00        0       98.48
Nebraska                                 23        356        354       41.74      25.28     74.72   15.99       10       89.20
Nevada                                   25        360        357       41.94      15.80     84.20   25.53       15       96.22
New Hampshire                            24        358        356       40.88      18.79     81.21   11.18        7       94.27
New Jersey                                0        360        357       41.73      17.99     82.01   20.38       12       98.64
New York                                 10        359        357       41.37      36.33     63.67   19.86       12       95.41
North Carolina                           11        359        356       39.31      18.25     81.75   13.57        8       95.91
North Dakota                             24        360        358       29.50       7.78     92.22   12.90        8       92.22
Ohio                                     26        359        357       37.69      16.22     83.78    2.48        1       97.67
Oklahoma                                 27        357        355       35.80      29.99     70.01    0.00        0       96.93
Oregon                                   28        360        357       41.02      30.04     69.96   12.51        8       96.21
Pennsylvania                             25        358        356       39.60      27.51     72.49    6.91        4       95.83
Rhode Island                             11        359        356       41.50      20.87     79.13   13.62        8       96.75
South Carolina                            0        358        355       39.24      19.19     80.81   10.88        7       97.62
South Dakota                             26        360        358       42.90      16.32     83.68    9.43        6       95.07
Tennessee                                27        353        351       38.95      37.15     62.85    5.75        3       95.82
Texas                                    17        356        353       38.84      33.57     66.43    3.54        2       95.12
Utah                                     23        360        357       36.63      12.59     87.41   21.93       13       92.47
Vermont                                   0        359        357       39.80      22.95     77.05    0.00        0       95.85
Virginia                                 25        359        356       40.71      17.82     82.18   23.98       14       97.05
Washington                               24        359        356       41.52      18.77     81.23   27.13       16       94.73
Wisconsin                                 2        358        355       40.79      10.05     89.95    8.37        5       95.98
Wyoming                                  25        360        358       37.08      26.50     73.50   37.75       23       93.36
Total:                                   18        359        356       41.09      22.33     77.67   25.98       16       95.92

Gross Margin Range
<=2.000
2.001-2.500                              24        360        357       47.71       0.00     100.00 100.00       60      100.00
2.501-3.000                              23        360        356       40.36       0.00     100.00  41.94       25      100.00
3.001-3.500                              26        360        356       42.41       0.00     100.00  87.03       52      100.00
3.501-4.000                              25        360        357       42.46       0.00     100.00  68.53       41      100.00
4.001-4.500                              22        360        357       42.08       0.00     100.00  61.27       37      100.00
4.501-5.000                              19        360        357       41.98       0.00     100.00  55.08       33      100.00
5.001-5.500                              18        360        357       40.77       0.00     100.00  40.50       24      100.00
5.501-6.000                              16        360        358       41.57       0.00     100.00  29.24       18      100.00
6.001-6.500                              16        360        358       41.14       0.00     100.00  20.20       12      100.00
6.501-7.000                              15        360        357       40.34       0.00     100.00   9.16        5       99.97
7.001-7.500                              15        359        357       41.02       0.00     100.00   4.55        3       99.98
7.501-8.000                              16        360        358       39.79       0.00     100.00   1.59        1       99.95
8.001-8.500                              17        360        357       42.12       0.00     100.00   1.94        1      100.00
8.501-9.000                              23        360        357       39.29       0.00     100.00   0.00        0      100.00
9.001-9.500                              17        360        353       35.99       0.00     100.00   0.00        0       89.33
9.501-10.000                             12        360        352       51.77       0.00     100.00   0.00        0      100.00
10.001>=                                  0        360        358        2.18       0.00     100.00   0.00        0        0.00
Total:                                   17        360        357       41.22       0.00     100.00  31.62       19       99.99

Initial Periodic Cap
                          0.000
                          1.000           9        360        358       43.51       0.00     100.00   0.00        0      100.00
                          1.500          24        360        358       56.77       0.00     100.00   0.00        0      100.00
                          2.000          22        360        357       43.95       0.00     100.00   9.07        5      100.00
                          2.500
                          3.000          17        360        357       41.15       0.00     100.00  32.19       19       99.99

Subsequent Periodic Cap
                          0.000
                          1.000          17        360        357       41.22       0.00     100.00  31.63       19       99.99
                          1.500          27        360        356       44.03       0.00     100.00  22.56       14      100.00
                          2.000           0        360        356       30.38       0.00     100.00   0.00        0      100.00
                          2.500
                          3.000



                                  Second      Full          Limited       Stated      Cash           Rate/Term   Investor    Owner
                                   Lien   Documentation  Documentation Documentation   Out  Purchase  Refinance  Occupied   Occupied
                                     %          %              %             %          %       %         %         %          %
Current Balance
0.01-50,000.00                     88.54      81.04          0.35          18.53      29.89    63.31     6.80       2.24      97.37
50,000.01-100,000.00               21.29      74.80          0.30          24.62      46.20    46.86     6.94       8.61      90.39
100,000.01-150,000.00               5.79      70.67          0.36          27.87      49.67    42.56     7.77       7.81      90.29
150,000.01-200,000.00               1.63      65.64          0.34          32.83      60.19    32.35     7.46       6.41      91.22
200,000.01-250,000.00               0.20      57.38          0.40          40.71      61.01    32.96     6.03       8.48      89.87
250,000.01-300,000.00               0.50      50.53          0.20          47.84      62.69    31.73     5.58       5.33      92.67
300,000.01-350,000.00               0.22      46.27          0.23          51.52      66.33    27.97     5.70       4.63      93.25
350,000.01-400,000.00               0.16      41.62          0.79          55.89      70.38    24.21     5.40       4.57      93.72
400,000.01-450,000.00               0.00      42.90          0.42          55.82      67.65    28.14     4.21       4.19      94.09
450,000.01-500,000.00               0.32      40.46          0.00          58.35      63.96    30.92     5.12       4.13      93.50
500,000.01-550,000.00               0.00      31.84          1.95          65.28      62.93    31.90     5.18       4.21      93.94
550,000.01-600,000.00               0.00      37.92          0.00          60.28      66.32    27.09     6.59       4.27      95.73
600,000.01-650,000.00               0.00      39.68          0.00          58.43      61.32    29.25     9.42       6.64      90.51
650,000.01>=                        0.00      37.80          1.87          59.46      71.11    25.04     3.84       4.51      90.28
Total:                              4.08      53.59          0.50          44.66      60.83    33.06     6.11       5.96      91.98

Gross Coupon
<=4.500
4.501-5.000                         0.00     100.00          0.00           0.00       0.00     0.00   100.00       0.00     100.00
5.001-5.500                         0.00      53.65          0.00          45.90      61.26    31.62     7.12       0.45      98.79
5.501-6.000                         0.00      55.68          0.13          43.34      67.92    25.74     6.34       0.79      97.96
6.001-6.500                         0.00      50.33          1.14          47.54      65.20    30.17     4.63       1.56      95.57
6.501-7.000                         0.00      45.68          0.29          51.51      65.72    29.11     5.17       2.43      95.07
7.001-7.500                         0.00      51.64          0.55          46.33      60.46    34.12     5.41       4.26      93.20
7.501-8.000                         0.16      50.98          0.22          47.49      60.17    33.32     6.51       8.23      89.50
8.001-8.500                         1.25      59.23          0.81          38.69      56.11    37.98     5.91       8.11      89.37
8.501-9.000                         2.14      59.81          0.46          38.77      59.71    34.25     6.04      10.59      87.80
9.001-9.500                         9.18      58.61          0.06          40.83      54.88    37.32     7.80      14.51      84.05
9.501-10.000                       12.77      59.00          0.97          39.86      56.34    35.52     8.14      12.15      87.40
10.000>=                           40.61      62.46          0.72          36.73      50.22    41.21     8.56       9.01      90.11
Total:                              4.08      53.59          0.50          44.66      60.83    33.06     6.11       5.96      91.98

Net Coupon
<=4.500
4.501-5.000
5.001-5.500
5.501-6.000
6.001-6.500
6.501-7.000
7.001-7.500
7.501-8.000
8.001-8.500
8.501-9.000
9.001-9.500
9.501-10.000
10.000>=
Total:

FICO
<=500                               1.48      65.55          0.00          34.45      68.89    19.52    11.60       0.91      98.20
501-520                             0.37      58.00          1.18          40.82      81.43     9.55     9.02       1.46      97.74
521-540                             0.88      66.62          0.91          32.47      77.42    13.50     9.09       2.12      97.21
541-560                             1.10      65.60          0.00          34.40      76.78    16.56     6.66       2.53      96.45
561-580                             3.12      67.98          0.73          31.14      70.54    22.65     6.80       1.97      96.57
581-600                             4.15      71.03          0.41          28.44      58.68    34.97     6.35       2.84      96.12
601-620                             4.44      66.32          0.28          33.21      62.74    31.97     5.29       4.28      94.09
621-640                             4.74      55.49          0.30          44.05      60.46    33.72     5.82       6.68      91.52
641-660                             5.10      43.82          0.15          55.62      60.92    32.62     6.46       7.12      91.58
661-680                             6.23      40.54          0.53          56.95      53.38    41.76     4.87       9.60      87.10
681-700                             5.55      31.43          1.33          63.78      48.58    46.85     4.58       8.94      86.22
701-720                             4.09      30.94          0.49          63.79      52.30    42.74     4.96      10.65      86.56
721-740                             5.06      27.55          0.85          65.41      42.92    51.38     5.70      13.02      82.80
741-760                             5.21      37.94          0.00          57.62      39.14    56.40     4.46      12.59      84.18
761-780                             4.05      30.97          0.00          62.31      39.33    55.37     5.30      14.34      76.84
781>=                               6.04      36.89          0.00          52.64      29.76    63.34     6.90      14.02      85.46
Total:                              4.08      53.59          0.50          44.66      60.83    33.06     6.11       5.96      91.98

LTV
<=30.00                            96.43      58.94          0.39          40.40      29.08    65.65     5.27       0.81      99.07
30.01-35.00                        23.94      42.72          2.90          54.37      85.09    11.01     3.90       5.59      93.69
35.01-40.00                         5.59      46.79          0.66          51.16      92.08     7.92     0.00       1.64      90.59
40.01-45.00                         2.50      49.39          0.00          48.22      90.96     2.55     6.49       3.98      93.55
45.01-50.00                         2.51      45.30          0.72          52.25      81.03     8.51    10.46       4.61      93.59
50.01-55.00                         0.00      47.67          0.27          49.48      86.18     7.89     5.93       5.86      94.01
55.01-60.00                         0.00      50.79          1.59          46.61      88.32     4.95     6.73       1.46      96.53
60.01-65.00                         0.00      52.33          0.64          44.74      88.69     3.71     7.59       4.27      94.81
65.01-70.00                         0.06      51.26          0.78          46.04      85.48     8.01     6.52       3.96      92.82
70.01-75.00                         0.02      47.93          0.85          50.76      85.85     7.71     6.44       4.97      93.14
75.01-80.00                         0.00      53.99          0.55          44.82      45.92    49.27     4.80       3.41      95.19
80.01-85.00                         0.00      52.46          0.06          45.39      74.76    16.28     8.96       6.88      92.12
85.01-90.00                         0.00      48.19          0.25          49.49      61.49    32.55     5.95      12.63      83.26
90.01-95.00                         0.00      67.07          0.28          31.27      51.11    41.31     7.58      11.33      85.54
95.01-100.00                        0.00      75.84          0.29          23.87      33.92    60.21     5.87       2.29      96.69
100.01>=
Total:                              4.08      53.59          0.50          44.66      60.83    33.06     6.11       5.96      91.98

Combined LTV
<=30.00                             1.34      63.18          0.00          30.06      92.93     5.03     2.04       3.37      96.63
30.01-35.00                         1.48      51.86          1.54          46.60      80.69    14.26     5.05       0.85      98.22
35.01-40.00                         0.23      46.95          0.00          51.59      91.63     8.37     0.00       1.73      90.06
40.01-45.00                         1.81      47.97          0.00          49.63      90.47     2.57     6.96       4.01      93.50
45.01-50.00                         2.23      44.75          0.72          52.80      80.98     8.53    10.49       4.62      93.58
50.01-55.00                         1.94      47.38          0.42          49.66      86.45     7.74     5.81       5.85      94.02
55.01-60.00                         1.13      50.35          1.57          47.08      88.46     4.89     6.65       1.51      96.51
60.01-65.00                         1.18      52.14          0.63          44.96      88.83     3.67     7.50       4.26      94.82
65.01-70.00                         1.18      51.18          0.77          46.16      85.64     7.92     6.44       4.05      92.77
70.01-75.00                         1.22      47.69          0.84          51.02      86.02     7.62     6.36       4.91      93.20
75.01-80.00                         0.57      53.82          0.55          44.99      46.22    48.99     4.78       3.41      95.19
80.01-85.00                         2.18      52.37          0.15          45.43      75.25    15.93     8.83       6.80      92.22
85.01-90.00                         0.43      48.11          0.25          49.57      61.66    32.41     5.93      12.66      83.24
90.01-95.00                         2.40      66.71          0.27          31.67      50.65    41.54     7.81      11.08      85.87
95.01-100.00                       58.37      69.07          0.37          30.53      20.83    73.59     5.58       0.97      98.55
100.01>=
Total:                              4.08      53.59          0.50          44.66      60.83    33.06     6.11       5.96      91.98

Prepayment Penalty Term
0 months                            7.80      51.42          0.49          46.58      63.68    30.60     5.73       7.39      90.62
12 months                           1.49      38.60          0.73          58.83      64.51    30.37     5.11       7.20      91.46
24 months                           2.98      55.66          0.45          42.95      55.03    39.34     5.63       5.44      92.50
30 months                           0.00      58.51          0.00          41.49      38.25    50.53    11.21       0.00      80.60
36 months                           2.86      60.26          0.49          37.96      69.46    22.06     8.47       4.48      93.09
60 months                           0.00     100.00          0.00           0.00      84.22     0.00    15.78       0.00     100.00
Total:                              4.08      53.59          0.50          44.66      60.83    33.06     6.11       5.96      91.98

Original Term to Maturity
                            120    18.25      56.35          0.00          43.65     100.00     0.00     0.00       0.00     100.00
                            180    12.03      68.23          0.00          31.77      71.48    13.90    14.62      12.77      80.42
                            240    16.61      59.19          1.28          39.54      70.58     8.26    21.16       8.42      85.98
                            360     4.02      53.53          0.50          44.72      60.76    33.20     6.04       5.93      92.04
                            480
Total:                              4.08      53.59          0.50          44.66      60.83    33.06     6.11       5.96      91.98

Range of Remaining Terms
0-60
61-120                             18.25      56.35          0.00          43.65     100.00     0.00     0.00       0.00     100.00
121-180                            12.03      68.23          0.00          31.77      71.48    13.90    14.62      12.77      80.42
181-240                            16.61      59.19          1.28          39.54      70.58     8.26    21.16       8.42      85.98
241-300
301-360                             4.02      53.53          0.50          44.72      60.76    33.20     6.04       5.93      92.04
361-420
421-480
Total:                              4.08      53.59          0.50          44.66      60.83    33.06     6.11       5.96      91.98

Debt to Income Ratio
<= 0.00                             0.10       0.47          0.00           0.00      58.40    39.43     2.17       1.35      90.13
0.01-5.00                           1.15      91.87          0.00           8.13      57.33    28.20    14.47      25.79      74.21
5.01-10.00                          4.87      49.67          0.00          50.33      67.27    20.97    11.75      49.76      46.21
10.01-15.00                         1.70      63.53          6.38          30.09      70.68    22.44     6.87      11.98      85.27
15.01-20.00                         2.24      53.24          0.71          45.40      64.68    26.75     8.57      13.24      86.07
20.01-25.00                         2.59      57.54          0.65          41.43      61.94    28.38     9.67       9.97      87.10
25.01-30.00                         2.75      60.65          0.41          38.95      66.43    28.08     5.49       7.17      90.47
30.01-35.00                         3.09      53.44          0.62          45.94      62.15    31.65     6.20       5.91      91.81
35.01-40.00                         3.88      47.04          0.23          52.73      61.84    32.55     5.61       5.07      92.57
40.01-45.00                         4.81      43.85          0.25          55.90      57.87    37.26     4.88       4.92      92.99
45.01-50.00                         4.31      46.71          0.85          52.28      60.38    32.90     6.72       5.98      92.73
50.01-55.00                         5.04      77.72          0.30          21.90      60.73    33.35     5.93       5.69      92.12
55.01-60.00                         5.65      92.70          0.30           7.00      57.51    33.52     8.97       3.69      95.48
>60.01
Total:                              4.08      53.59          0.50          44.66      60.83    33.06     6.11       5.96      91.98

Loan Type
2/28 6 MO LIBOR                     0.00      55.17          0.53          42.54      59.80    34.25     5.95      10.69      86.88
2/28 6 MO LIBOR IO                  0.00      45.99          0.47          53.26      54.82    40.88     4.30       0.28      98.89
Fixed Rate 30 Yr                   21.47      56.19          0.36          41.77      62.32    29.70     7.98       4.20      93.70
2/28 6 MO LIBOR 40/30 Balloon       0.00      55.29          0.13          44.57      63.72    31.15     5.13       1.62      94.87
5/25 6 MO LIBOR IO                  0.00      56.17          0.00          43.60      69.68    23.90     6.41       0.00     100.00
5/25 6 MO LIBOR                     0.00      52.90          2.36          41.41      66.89    26.75     6.36       8.40      87.43
3/27 6 MO LIBOR                     0.00      48.55          0.26          50.11      64.88    31.52     3.60       7.89      89.43
Fixed Rate 40/30 Balloon            0.00      58.25          0.83          40.92      73.13    16.29    10.58       1.06      94.97
Fixed Rate 30 Yr 5Yr IO             0.00      62.35          0.81          36.06      86.50     9.66     3.83       0.00     100.00
3/27 6 MO LIBOR IO                  0.00      52.98          0.00          47.02      62.50    24.61    12.89       0.00     100.00
5/25 6 MO LIBOR 40/30 Balloon       0.00      57.01          0.00          42.99      77.92    18.83     3.25       0.00      98.81
Fixed Rate 15 Yr                   13.88      71.22          0.00          28.78      74.09    12.04    13.87      10.98      81.17
Fixed Rate 20 Yr                   16.76      58.82          1.29          39.89      70.32     8.34    21.35       8.50      85.85
3/27 6 MO LIBOR 40/30 Balloon       0.00      66.54          0.00          33.46      46.64    43.35    10.02      14.29      78.48
Fixed Rate 30 Yr Rate Reduction     0.00      76.92          0.00          23.08      85.66     5.77     8.57       2.35      97.65
6 MO LIBOR                          0.00      36.43          8.79          54.78      94.04     0.00     5.96       0.00     100.00
6 MO LIBOR 40/30 Balloon            0.00      70.18          0.00          29.82      49.89    50.11     0.00       0.00     100.00
2/13 6 MO LIBOR                     0.00      36.48          0.00          63.52      56.20    19.62    24.19      23.87      76.13
15/15 6 MO LIBOR IO                 0.00     100.00          0.00           0.00     100.00     0.00     0.00       0.00     100.00
15/15 6 MO LIBOR                   71.67      64.37          0.00          35.63      10.12    89.88     0.00       0.00     100.00
Fixed Rate 10 Yr                   18.25      56.35          0.00          43.65     100.00     0.00     0.00       0.00     100.00
3/12 6 MO LIBOR                     0.00     100.00          0.00           0.00      63.88    36.12     0.00      36.12      63.88
Fixed Rate 20 Yr Rate Reduction     0.00     100.00          0.00           0.00     100.00     0.00     0.00       0.00     100.00
Fixed Rate 15 Yr Rate Reduction     0.00     100.00          0.00           0.00       0.00   100.00     0.00       0.00     100.00
Total:                              4.08      53.59          0.50          44.66      60.83    33.06     6.11       5.96      91.98

IO Term
                              0     5.52      55.44          0.53          42.45      61.62    31.82     6.55       7.98      89.48
                             24
                             36
                             60     0.00      48.34          0.41          50.96      58.56    36.59     4.86       0.22      99.12
                             84
                            120
Total:                              4.08      53.59          0.50          44.66      60.83    33.06     6.11       5.96      91.98

Lien Position
First Lien                          0.00      53.42          0.49          44.79      62.16    31.68     6.15       6.17      91.69
Second Lien                       100.00      57.74          0.59          41.64      29.40    65.41     5.19       1.15      98.73
Total:                              4.08      53.59          0.50          44.66      60.83    33.06     6.11       5.96      91.98
Simultaneous Seconds
Silent Seconds                      0.00      65.58          0.13          34.15      16.55    80.16     3.29       0.18      99.78
Total:                              4.08      53.59          0.50          44.66      60.83    33.06     6.11       5.96      91.98

Documentation Type
Full Documentation                  4.40     100.00          0.00           0.00      59.30    33.37     7.33       3.75      95.15
Stated Income Documentation         3.81       0.00          0.00         100.00      62.59    32.64     4.77       8.75      88.36
No Documentation                    0.10       0.00          0.00           0.00      58.20    39.62     2.18       1.36      90.08
Lite Documentation                  4.89       0.00        100.00           0.00      72.16    22.75     5.09       6.39      79.87
Business Bank Statements            0.00       0.00          0.00           0.00      70.49    29.51     0.00       0.00     100.00
Total:                              4.08      53.59          0.50          44.66      60.83    33.06     6.11       5.96      91.98

Loan Purpose
Cash Out Refinance                  1.97      52.25          0.59          45.96     100.00     0.00     0.00       5.06      93.56
Purchase                            8.08      54.09          0.34          44.10       0.00   100.00     0.00       8.02      88.46
Rate/Term Refinance                 3.47      64.29          0.41          34.87       0.00     0.00   100.00       3.84      95.29
Total:                              4.08      53.59          0.50          44.66      60.83    33.06     6.11       5.96      91.98

Occupancy Status
Primary                             4.38      55.44          0.43          42.90      61.87    31.79     6.33       0.00     100.00
Investor                            0.79      33.68          0.53          65.52      51.58    44.49     3.94     100.00       0.00
Second Home                         0.24      28.83          3.32          62.96      40.83    56.60     2.58       0.00       0.00
Total:                              4.08      53.59          0.50          44.66      60.83    33.06     6.11       5.96      91.98

State Concentration
Alabama                             3.04      74.82          0.00          25.18      46.62    48.33     5.06       2.53      87.23
Alaska                              0.00     100.00          0.00           0.00      20.15    79.85     0.00       0.00     100.00
Arizona                             4.87      70.41          0.86          27.83      63.37    32.55     4.08       3.52      91.62
Arkansas                            0.00      78.68          0.00          21.32      58.55    29.81    11.64       3.32      96.68
California                          4.71      44.46          0.41          54.60      66.17    29.37     4.46       4.23      94.54
Colorado                            7.65      76.65          0.75          22.60      56.12    33.46    10.43       3.13      96.01
Connecticut                         3.45      59.09          0.00          39.82      59.67    34.13     6.20       6.89      92.64
Delaware                            4.13      89.95          0.00          10.05      62.98    25.36    11.66       6.15      93.85
District of Columbia                1.85      50.32          3.96          45.71      69.64    30.36     0.00      14.04      83.32
Florida                             3.29      45.89          1.05          50.74      58.88    37.13     3.99       8.21      85.50
Georgia                             4.70      66.21          0.06          32.93      53.27    37.68     9.04      13.27      84.51
Hawaii                              6.22      43.61          3.71          50.76      68.01    26.69     5.31       6.18      84.57
Idaho                               4.76      78.10          0.00          21.90      44.64    44.56    10.79       0.00      98.09
Illinois                            2.78      68.63          0.21          30.78      64.05    26.48     9.47       6.66      93.34
Indiana                             2.62      79.40          2.23          18.38      50.49    39.02    10.49       8.11      91.89
Iowa                                6.08      97.80          0.00           0.00      55.64    32.00    12.36       0.00     100.00
Kansas                              5.50      91.55          0.00           8.45      73.81    21.41     4.79       5.13      94.87
Kentucky                            3.72      78.48          0.00          21.52      43.76    45.22    11.03       8.04      90.54
Louisiana                          12.14      71.88          0.00          28.12      39.53    57.31     3.17       5.29      94.71
Maine                               3.23      50.80          0.87          45.64      69.22    27.60     3.19      16.12      80.25
Maryland                            3.68      61.28          0.14          38.37      67.51    27.29     5.20       4.25      94.96
Massachusetts                       4.05      43.73          0.00          53.85      67.82    26.94     5.24       5.28      93.00
Michigan                            3.23      72.71          0.59          25.64      54.20    33.87    11.94       4.75      93.01
Minnesota                           3.52      68.85          0.00          31.15      67.29    22.36    10.35       5.66      94.34
Mississippi                         7.76      69.58          0.00          30.42      17.11    64.45    18.44      12.16      75.14
Missouri                            2.68      78.95          0.00          20.22      49.93    36.55    13.52       5.93      94.07
Montana                             1.52      54.25          1.52          44.23      51.12    41.52     7.36      25.18      69.41
Nebraska                           10.80      80.05          0.00          19.95      23.09    63.53    13.38       6.10      93.90
Nevada                              3.78      55.84          0.00          43.31      54.84    40.69     4.47       7.30      90.49
New Hampshire                       5.73      54.34          0.47          42.93      54.93    39.27     5.80       6.67      91.94
New Jersey                          1.36      43.93          0.48          52.61      69.46    24.40     6.14       5.84      92.61
New York                            4.59      35.88          0.45          62.15      64.86    30.11     5.03       7.14      92.16
North Carolina                      4.09      76.90          0.00          22.51      41.42    45.20    13.38       7.57      88.55
North Dakota                        7.78      88.33          0.00          11.67      67.65    32.35     0.00       0.00      84.80
Ohio                                2.33      78.80          0.00          19.35      47.72    44.66     7.62       8.83      89.33
Oklahoma                            3.07      80.56          0.00          19.44      35.31    54.08    10.62       4.51      94.41
Oregon                              3.79      64.29          0.00          35.71      54.64    40.36     4.99       6.69      91.65
Pennsylvania                        4.17      70.37          0.66          27.84      58.58    34.43     7.00       6.56      92.10
Rhode Island                        3.25      51.54          1.93          43.85      61.76    33.33     4.90       8.95      88.81
South Carolina                      2.38      62.47          1.09          35.06      52.31    43.68     4.01      11.94      86.97
South Dakota                        4.93     100.00          0.00           0.00      63.84    36.16     0.00       0.00     100.00
Tennessee                           4.18      81.72          0.00          18.28      44.70    45.66     9.64       6.95      93.05
Texas                               4.88      72.65          0.13          26.54      32.93    56.59    10.47       5.89      92.26
Utah                                7.53      79.46          0.00          20.54      31.23    49.63    19.14       0.79      97.34
Vermont                             4.15      54.77          0.00          40.65      51.66    44.36     3.98       5.56      91.37
Virginia                            2.95      63.20          0.17          35.43      66.05    28.19     5.76       4.06      95.32
Washington                          5.27      72.48          1.60          24.87      56.72    33.92     9.36       2.62      96.12
Wisconsin                           4.02      67.57          0.00          29.17      65.13    23.53    11.34       7.83      89.75
Wyoming                             6.64      75.58          0.00          24.42      35.80    52.48    11.73       2.94      97.06
Total:                              4.08      53.59          0.50          44.66      60.83    33.06     6.11       5.96      91.98

Gross Margin Range
<=2.000
2.001-2.500                         0.00       0.00          0.00         100.00       0.00   100.00     0.00       0.00     100.00
2.501-3.000                         0.00      18.11          0.00          81.89      18.11    81.89     0.00       0.00     100.00
3.001-3.500                         0.00      74.85          0.00          25.15      70.94    29.06     0.00       1.88      98.12
3.501-4.000                         0.00      64.93          0.00          35.07      50.05    44.53     5.42       0.00     100.00
4.001-4.500                         0.00      51.82          1.27          45.75      53.92    41.62     4.46       1.98      95.54
4.501-5.000                         0.00      48.10          0.33          49.27      55.50    40.67     3.83       2.75      95.14
5.001-5.500                         0.00      49.34          0.17          48.91      60.38    34.97     4.64       5.31      92.09
5.501-6.000                         0.00      50.10          0.65          47.68      59.55    34.58     5.87       7.20      90.47
6.001-6.500                         0.00      52.72          0.52          45.88      60.28    34.12     5.60       9.49      88.92
6.501-7.000                         0.03      56.03          0.54          43.18      62.81    30.88     6.31      10.60      87.36
7.001-7.500                         0.02      57.50          0.45          41.94      62.83    30.27     6.91      10.62      88.26
7.501-8.000                         0.05      65.43          1.26          33.31      65.48    24.70     9.82       7.16      91.57
8.001-8.500                         0.00      69.03          0.00          30.97      70.19    21.79     8.02       2.32      97.20
8.501-9.000                         0.00      85.97          0.00          14.03      40.80     7.88    51.31       0.00     100.00
9.001-9.500                        10.67     100.00          0.00           0.00      89.33    10.67     0.00       0.00     100.00
9.501-10.000                        0.00     100.00          0.00           0.00       0.00     0.00   100.00       0.00     100.00
10.001>=                          100.00     100.00          0.00           0.00       0.00   100.00     0.00       0.00     100.00
Total:                              0.01      52.57          0.52          45.72      59.60    34.87     5.53       6.57      91.41

Initial Periodic Cap
                          0.000
                          1.000     0.00      45.62          6.40          47.98      82.02    13.65     4.34       0.00     100.00
                          1.500     0.00       0.00          0.00         100.00     100.00     0.00     0.00       0.00     100.00
                          2.000     0.00      53.61          0.00          46.39      65.33    29.53     5.15       1.09      93.96
                          2.500
                          3.000     0.01      52.57          0.52          45.70      59.42    35.04     5.54       6.71      91.34

Subsequent Periodic Cap
                          0.000
                          1.000     0.01      52.56          0.52          45.73      59.58    34.89     5.52       6.58      91.41
                          1.500     0.00      61.12          0.00          38.88      82.51     0.00    17.49       0.00     100.00
                          2.000     0.00     100.00          0.00           0.00     100.00     0.00     0.00       0.00     100.00
                          2.500
                          3.000


                                                                                                                         Weighted
                                                                                      Weighted   Weighted                  Avg.
                                             1 State        2 State       3 State       Avg.       Avg.     Initial     Subsequent
                                   Second  Concentration Concentration Concentration   Gross       Net     Periodic      Periodic
                                    Home %    (CA)           (FL)          (NY)        Margin     Margin      Cap          Cap
Current Balance
0.01-50,000.00                      0.39      4.48           10.46          2.99        6.868                 3.000       1.000
50,000.01-100,000.00                1.00      7.79            7.74          5.61        6.615                 2.993       1.001
100,000.01-150,000.00               1.89      6.91           14.20          2.69        6.252                 2.984       1.000
150,000.01-200,000.00               2.37      9.53           16.74          2.94        6.134                 2.979       1.000
200,000.01-250,000.00               1.65     15.75           15.05          5.86        5.932                 2.974       1.000
250,000.01-300,000.00               2.00     25.87           11.16         10.34        5.750                 2.971       1.001
300,000.01-350,000.00               2.11     33.32            7.50         14.39        5.566                 2.966       1.001
350,000.01-400,000.00               1.71     37.06            7.04         16.34        5.622                 2.977       1.000
400,000.01-450,000.00               1.72     42.10            4.17         16.43        5.462                 2.954       1.001
450,000.01-500,000.00               2.37     48.36            6.67         15.25        5.319                 2.976       1.000
500,000.01-550,000.00               1.85     46.50            4.67         16.04        5.339                 2.988       1.000
550,000.01-600,000.00               0.00     48.62            3.09         13.26        5.419                 2.993       1.000
600,000.01-650,000.00               2.85     53.66            4.84         14.32        5.142                 2.966       1.000
650,000.01>=                        5.21     44.56           12.89          8.42        5.260                 2.947       1.000
Total:                              2.06     25.95           10.48          9.30        5.787                 2.974       1.000

Gross Coupon
<=4.500
4.501-5.000                         0.00      0.00            0.00          0.00        3.750                 3.000       1.000
5.001-5.500                         0.76     79.58            4.27          5.17        4.062                 2.908       1.000
5.501-6.000                         1.25     58.49            4.80         12.13        4.429                 2.968       1.000
6.001-6.500                         2.87     45.86            9.22         12.45        4.816                 2.972       1.001
6.501-7.000                         2.51     34.66            8.38         13.51        5.195                 2.973       1.000
7.001-7.500                         2.55     23.76           11.96          8.51        5.571                 2.976       1.000
7.501-8.000                         2.28     14.32           13.01          8.85        5.942                 2.976       1.000
8.001-8.500                         2.52     12.58           13.49          5.31        6.309                 2.971       1.001
8.501-9.000                         1.62      7.94           13.47          6.59        6.660                 2.977       1.000
9.001-9.500                         1.45     10.16           10.12          5.22        6.995                 2.980       1.000
9.501-10.000                        0.45      7.08           11.43          7.41        7.323                 2.988       1.000
10.000>=                            0.88     13.27            9.65          7.11        7.604                 2.989       1.001
Total:                              2.06     25.95           10.48          9.30        5.787                 2.974       1.000

Net Coupon
<=4.500
4.501-5.000
5.001-5.500
5.501-6.000
6.001-6.500
6.501-7.000
7.001-7.500
7.501-8.000
8.001-8.500
8.501-9.000
9.001-9.500
9.501-10.000
10.000>=
Total:

FICO
<=500                               0.89     21.27            7.15          6.92        6.758                 3.000       1.000
501-520                             0.79     17.05           12.15          9.72        6.795                 2.969       1.001
521-540                             0.66     14.64           10.51          7.62        6.822                 2.956       1.000
541-560                             1.02     18.79           10.61          8.38        6.679                 2.926       1.000
561-580                             1.46     18.02           14.02          7.59        6.234                 2.944       1.000
581-600                             1.05     22.14            9.56          4.82        5.953                 2.983       1.000
601-620                             1.63     21.59           10.95          7.70        5.778                 2.977       1.001
621-640                             1.80     27.70           10.29          9.79        5.585                 2.987       1.001
641-660                             1.31     30.37            9.68          8.59        5.512                 2.992       1.000
661-680                             3.30     30.85           12.35         10.45        5.244                 2.980       1.001
681-700                             4.84     35.01            8.54         11.58        5.010                 2.981       1.000
701-720                             2.79     36.65            7.56         14.47        4.943                 2.963       1.000
721-740                             4.18     34.22            9.72         14.76        4.985                 2.998       1.000
741-760                             3.23     37.95           10.98         14.94        4.967                 2.995       1.000
761-780                             8.82     33.57            9.03         15.03        4.998                 2.977       1.000
781>=                               0.52     37.69            8.85         20.38        4.945                 3.000       1.000
Total:                              2.06     25.95           10.48          9.30        5.787                 2.974       1.000

LTV
<=30.00                             0.12     31.36            7.91          9.90        6.007                 2.958       1.000
30.01-35.00                         0.72     33.28           11.55         12.83        5.672                 2.800       1.000
35.01-40.00                         7.77     22.37            9.79         36.72        5.773                 3.000       1.000
40.01-45.00                         2.48     41.06           13.53         16.60        5.877                 2.971       1.000
45.01-50.00                         1.79     20.73           12.74         16.20        5.785                 2.957       1.000
50.01-55.00                         0.13     30.07           13.78         12.47        5.562                 2.952       1.000
55.01-60.00                         2.01     32.52           12.41         11.55        5.584                 2.968       1.000
60.01-65.00                         0.92     28.38           12.31         10.63        5.781                 2.940       1.001
65.01-70.00                         3.22     32.11           11.16         11.50        5.698                 2.953       1.001
70.01-75.00                         1.89     29.00           10.39         10.31        5.897                 2.963       1.000
75.01-80.00                         1.40     25.47            9.55          8.69        5.572                 2.980       1.000
80.01-85.00                         0.99     26.78            8.62          8.61        5.803                 2.984       1.000
85.01-90.00                         4.11     24.52           12.62          8.05        5.879                 2.981       1.000
90.01-95.00                         3.12     18.71            9.98          7.10        6.272                 2.977       1.001
95.01-100.00                        1.02     12.10           10.61         10.07        6.637                 2.971       1.000
100.01>=
Total:                              2.06     25.95           10.48          9.30        5.787                 2.974       1.000

Combined LTV
<=30.00                             0.00     55.06            0.00         14.67        5.760                 2.953       1.000
30.01-35.00                         0.93     34.14           11.50         14.03        5.672                 2.800       1.000
35.01-40.00                         8.21     23.64            7.59         37.55        5.773                 3.000       1.000
40.01-45.00                         2.49     42.25           13.14         15.27        5.877                 2.971       1.000
45.01-50.00                         1.80     21.16           13.68         14.71        5.785                 2.957       1.000
50.01-55.00                         0.13     29.62           13.57         13.15        5.562                 2.952       1.000
55.01-60.00                         1.99     32.50           12.39         11.77        5.584                 2.968       1.000
60.01-65.00                         0.91     28.19           12.30         10.96        5.781                 2.940       1.001
65.01-70.00                         3.18     32.00           11.25         11.66        5.698                 2.953       1.001
70.01-75.00                         1.90     29.23           10.46         10.34        5.897                 2.963       1.000
75.01-80.00                         1.39     25.44            9.60          8.73        5.572                 2.980       1.000
80.01-85.00                         0.97     26.62            8.81          8.90        5.803                 2.984       1.000
85.01-90.00                         4.09     24.62           12.61          8.09        5.879                 2.981       1.000
90.01-95.00                         3.05     18.78            9.89          7.22        6.272                 2.977       1.001
95.01-100.00                        0.48     23.53            8.30          8.56        6.643                 2.971       1.000
100.01>=
Total:                              2.06     25.95           10.48          9.30        5.787                 2.974       1.000

Prepayment Penalty Term
0 months                            1.99      5.49            2.32          6.38        6.023                 2.982       1.000
12 months                           1.33      6.01            1.98         73.70        5.657                 2.963       1.001
24 months                           2.06     37.22           14.69          0.00        5.761                 2.975       1.000
30 months                          19.40      0.00            0.00          0.00        6.424                 3.000       1.000
36 months                           2.44     39.83           17.03          0.00        5.274                 2.952       1.002
60 months                           0.00      0.00            0.00          0.00        7.690                 3.000       1.000
Total:                              2.06     25.95           10.48          9.30        5.787                 2.974       1.000

Original Term to Maturity
                            120     0.00      0.00            0.00          9.18        0.000                 0.000       0.000
                            180     6.81      5.49           19.11          5.86        6.158                 3.000       1.000
                            240     5.60     19.38           13.37          6.36        0.000                 0.000       0.000
                            360     2.03     26.05           10.44          9.32        5.787                 2.974       1.000
                            480
Total:                              2.06     25.95           10.48          9.30        5.787                 2.974       1.000

Range of Remaining Terms
0-60
61-120                              0.00      0.00            0.00          9.18        0.000                 0.000       0.000
121-180                             6.81      5.49           19.11          5.86        6.158                 3.000       1.000
181-240                             5.60     19.38           13.37          6.36        0.000                 0.000       0.000
241-300
301-360                             2.03     26.05           10.44          9.32        5.787                 2.974       1.000
361-420
421-480
Total:                              2.06     25.95           10.48          9.30        5.787                 2.974       1.000

Debt to Income Ratio
<= 0.00                             8.52      6.53           20.10         11.92        5.458      0.00       2.994       1.000
0.01-5.00                           0.00     32.88            2.39          0.00        5.693      0.00       3.000       1.000
5.01-10.00                          4.03     17.00           35.12          9.82        5.964      0.00       3.000       1.000
10.01-15.00                         2.75     28.27           18.90          8.57        5.775      0.00       2.993       1.000
15.01-20.00                         0.69     10.12           10.66         12.30        6.032      0.00       2.988       1.000
20.01-25.00                         2.93     17.46           14.52          6.34        5.862      0.00       2.995       1.001
25.01-30.00                         2.36     16.41           12.64          7.16        5.957      0.00       2.979       1.000
30.01-35.00                         2.29     22.04           10.89          7.83        5.827      0.00       2.979       1.001
35.01-40.00                         2.36     25.50           10.36          9.87        5.781      0.00       2.977       1.000
40.01-45.00                         2.09     27.70            9.78         11.20        5.729      0.00       2.976       1.000
45.01-50.00                         1.29     31.92            8.55          9.45        5.805      0.00       2.973       1.000
50.01-55.00                         2.19     27.16           10.92          8.21        5.730      0.00       2.959       1.000
55.01-60.00                         0.83     29.08            9.38          8.40        5.721      0.00       2.946       1.003
>60.01
Total:                              2.06     25.95           10.48          9.30        5.787      0.00       2.974       1.000

Loan Type
2/28 6 MO LIBOR                     2.43     12.64           11.93          7.69        6.128                 2.991       1.000
2/28 6 MO LIBOR IO                  0.83     51.41            8.22          6.06        5.231                 2.997       1.000
Fixed Rate 30 Yr                    2.11     21.08           11.41         15.41        0.000                 0.000       0.000
2/28 6 MO LIBOR 40/30 Balloon       3.51     33.81            7.48          6.41        5.874                 2.825       1.001
5/25 6 MO LIBOR IO                  0.00     54.52            9.79          8.75        4.942                 2.967       1.000
5/25 6 MO LIBOR                     4.17     16.26           10.72         15.13        5.626                 2.961       1.000
3/27 6 MO LIBOR                     2.68     13.95            9.67          9.68        5.778                 2.994       1.003
Fixed Rate 40/30 Balloon            3.98     41.22            5.20         15.74        0.000                 0.000       0.000
Fixed Rate 30 Yr 5Yr IO             0.00     49.17            9.80         14.67        0.000                 0.000       0.000
3/27 6 MO LIBOR IO                  0.00     34.40            7.26         12.92        5.069                 3.000       1.005
5/25 6 MO LIBOR 40/30 Balloon       1.19     29.53            3.35         23.30        5.554                 2.823       1.000
Fixed Rate 15 Yr                    7.85      6.33           19.35          5.77        0.000                 0.000       0.000
Fixed Rate 20 Yr                    5.65     19.55           13.49          6.41        0.000                 0.000       0.000
3/27 6 MO LIBOR 40/30 Balloon       7.23     33.57            2.23          6.49        5.757                 2.776       1.000
Fixed Rate 30 Yr Rate Reduction     0.00      0.00            7.82         14.93        0.000                 0.000       0.000
6 MO LIBOR                          0.00     29.23            0.00          0.00        6.106                 1.000       1.000
6 MO LIBOR 40/30 Balloon            0.00     58.80           20.29          0.00        5.973                 1.000       1.000
2/13 6 MO LIBOR                     0.00      0.00           21.77          8.01        6.233                 3.000       1.000
15/15 6 MO LIBOR IO                 0.00      0.00            0.00          0.00        4.900                 3.000       1.000
15/15 6 MO LIBOR                    0.00      0.00           28.33          0.00        7.553                 3.000       1.000
Fixed Rate 10 Yr                    0.00      0.00            0.00          9.18        0.000                 0.000       0.000
3/12 6 MO LIBOR                     0.00      0.00            0.00          0.00        5.736                 3.000       1.000
Fixed Rate 20 Yr Rate Reduction     0.00      0.00            0.00          0.00        0.000                 0.000       0.000
Fixed Rate 15 Yr Rate Reduction     0.00      0.00            0.00          0.00        0.000                 0.000       0.000
Total:                              2.06     25.95           10.48          9.30        5.787                 2.974       1.000

IO Term
                              0     2.55     17.19           11.19         10.07        6.063                 2.965       1.000
                             24
                             36
                             60     0.66     50.94            8.44          7.11        5.190                 2.994       1.000
                             84
                            120
Total:                              2.06     25.95           10.48          9.30        5.787                 2.974       1.000

Lien Position
First Lien                          2.14     25.78           10.56          9.25        5.787                 2.974       1.000
Second Lien                         0.12     29.93            8.43         10.45        8.162                 3.000       1.000
Total:                              2.06     25.95           10.48          9.30        5.787                 2.974       1.000
Simultaneous Seconds
Silent Seconds                      0.04     27.99            7.18          8.12        5.248                 2.987       1.000
Total:                              2.06     25.95           10.48          9.30        5.787                 2.974       1.000

Documentation Type
Full Documentation                  1.11     21.53            8.97          6.23        5.844                 2.975       1.000
Stated Income Documentation         2.90     31.73           11.90         12.94        5.730                 2.973       1.000
No Documentation                    8.56      6.56           19.72         11.97        5.443                 3.000       1.000
Lite Documentation                 13.74     21.47           22.19          8.51        5.875                 2.947       1.000
Business Bank Statements            0.00     84.51           15.49          0.00        4.630                 3.000       1.000
Total:                              2.06     25.95           10.48          9.30        5.787                 2.974       1.000

Loan Purpose
Cash Out Refinance                  1.38     28.23           10.14          9.92        5.835                 2.970       1.001
Purchase                            3.52     23.05           11.77          8.47        5.665                 2.980       1.000
Rate/Term Refinance                 0.87     18.95            6.84          7.65        6.031                 2.977       1.001
Total:                              2.06     25.95           10.48          9.30        5.787                 2.974       1.000

Occupancy Status
Primary                             0.00     26.68            9.74          9.32        5.762                 2.973       1.000
Investor                            0.00     18.41           14.42         11.14        6.171                 2.996       1.000
Second Home                       100.00     15.51           32.05          3.17        5.666                 2.948       1.000
Total:                              2.06     25.95           10.48          9.30        5.787                 2.974       1.000

State Concentration
Alabama                            10.23      0.00            0.00          0.00        6.289                 3.000       1.000
Alaska                              0.00      0.00            0.00          0.00        6.641                 3.000       1.000
Arizona                             4.86      0.00            0.00          0.00        5.830                 2.989       1.000
Arkansas                            0.00      0.00            0.00          0.00        6.817                 3.000       1.000
California                          1.23    100.00            0.00          0.00        5.176                 2.952       1.001
Colorado                            0.86      0.00            0.00          0.00        5.862                 2.937       1.000
Connecticut                         0.47      0.00            0.00          0.00        5.954                 3.000       1.000
Delaware                            0.00      0.00            0.00          0.00        6.352                 3.000       1.000
District of Columbia                2.64      0.00            0.00          0.00        5.635                 3.000       1.000
Florida                             6.29      0.00          100.00          0.00        5.976                 2.974       1.000
Georgia                             2.22      0.00            0.00          0.00        6.389                 2.986       1.000
Hawaii                              9.25      0.00            0.00          0.00        5.010                 2.961       1.000
Idaho                               1.91      0.00            0.00          0.00        5.881                 3.000       1.000
Illinois                            0.00      0.00            0.00          0.00        6.067                 2.989       1.000
Indiana                             0.00      0.00            0.00          0.00        6.441                 2.986       1.000
Iowa                                0.00      0.00            0.00          0.00        6.733                 3.000       1.000
Kansas                              0.00      0.00            0.00          0.00        6.626                 3.000       1.000
Kentucky                            1.43      0.00            0.00          0.00        6.314                 3.000       1.000
Louisiana                           0.00      0.00            0.00          0.00        6.533                 2.985       1.000
Maine                               3.63      0.00            0.00          0.00        6.195                 3.000       1.000
Maryland                            0.79      0.00            0.00          0.00        6.163                 2.965       1.000
Massachusetts                       1.71      0.00            0.00          0.00        5.743                 2.995       1.000
Michigan                            2.24      0.00            0.00          0.00        6.409                 2.991       1.000
Minnesota                           0.00      0.00            0.00          0.00        6.054                 3.000       1.000
Mississippi                        12.69      0.00            0.00          0.00        6.306                 3.000       1.000
Missouri                            0.00      0.00            0.00          0.00        6.719                 3.000       1.000
Montana                             5.41      0.00            0.00          0.00        6.142                 3.000       1.000
Nebraska                            0.00      0.00            0.00          0.00        6.366                 3.000       1.000
Nevada                              2.21      0.00            0.00          0.00        5.695                 2.969       1.000
New Hampshire                       1.39      0.00            0.00          0.00        5.795                 2.992       1.000
New Jersey                          1.54      0.00            0.00          0.00        5.989                 2.983       1.000
New York                            0.70      0.00            0.00        100.00        5.684                 2.977       1.001
North Carolina                      3.88      0.00            0.00          0.00        6.333                 3.000       1.000
North Dakota                       15.20      0.00            0.00          0.00        6.549                 3.000       1.000
Ohio                                1.84      0.00            0.00          0.00        6.568                 2.994       1.000
Oklahoma                            1.08      0.00            0.00          0.00        6.686                 3.000       1.000
Oregon                              1.66      0.00            0.00          0.00        5.787                 2.970       1.000
Pennsylvania                        1.34      0.00            0.00          0.00        6.217                 2.965       1.000
Rhode Island                        2.24      0.00            0.00          0.00        5.776                 2.984       1.000
South Carolina                      1.09      0.00            0.00          0.00        6.424                 2.981       1.000
South Dakota                        0.00      0.00            0.00          0.00        5.731                 3.000       1.000
Tennessee                           0.00      0.00            0.00          0.00        6.350                 2.991       1.000
Texas                               1.85      0.00            0.00          0.00        6.319                 2.998       1.000
Utah                                1.87      0.00            0.00          0.00        5.855                 2.985       1.000
Vermont                             3.07      0.00            0.00          0.00        6.285                 3.000       1.000
Virginia                            0.63      0.00            0.00          0.00        6.084                 2.979       1.000
Washington                          1.27      0.00            0.00          0.00        5.669                 2.962       1.000
Wisconsin                           2.43      0.00            0.00          0.00        6.292                 2.930       1.000
Wyoming                             0.00      0.00            0.00          0.00        5.965                 3.000       1.000
Total:                              2.06     25.95           10.48          9.30        5.787                 2.974       1.000

Gross Margin Range
<=2.000
2.001-2.500                         0.00      0.00          100.00          0.00        2.250                 3.000       1.000
2.501-3.000                         0.00     81.89            0.00          0.00        3.000                 3.000       1.000
3.001-3.500                         0.00     88.78            0.00          0.00        3.360                 2.968       1.000
3.501-4.000                         0.00     78.46            3.46          2.96        3.846                 2.993       1.000
4.001-4.500                         2.48     63.69            6.27          7.73        4.307                 2.975       1.000
4.501-5.000                         2.11     44.45            7.37          9.75        4.798                 2.975       1.000
5.001-5.500                         2.59     30.52           10.12         10.11        5.275                 2.980       1.000
5.501-6.000                         2.33     20.11           10.79          7.13        5.784                 2.970       1.001
6.001-6.500                         1.59     13.54           12.99          5.39        6.259                 2.974       1.001
6.501-7.000                         2.04     12.84           12.27          5.21        6.765                 2.970       1.000
7.001-7.500                         1.11      7.72           11.25         10.36        7.255                 2.964       1.000
7.501-8.000                         1.27      4.62           14.58          4.53        7.826                 2.983       1.000
8.001-8.500                         0.48      8.87            4.93          7.81        8.253                 2.949       1.000
8.501-9.000                         0.00      8.72            0.00         10.72        8.666                 3.000       1.000
9.001-9.500                         0.00      0.00            0.00          0.00        9.199                 3.000       1.000
9.501-10.000                        0.00      0.00            0.00        100.00        9.740                 3.000       1.500
10.001>=                            0.00      0.00            0.00          0.00       10.150                 3.000       1.000
Total:                              2.01     26.56           10.33          7.62        5.787                 2.974       1.000

Initial Periodic Cap
                          0.000
                          1.000     0.00     37.28            5.53          0.00        6.070                 1.000       1.000
                          1.500     0.00    100.00            0.00          0.00        5.950                 1.500       1.500
                          2.000     4.96     50.64           11.55          8.13        5.865                 2.000       1.000
                          2.500
                          3.000     1.95     26.00           10.32          7.63        5.784                 3.000       1.000

Subsequent Periodic Cap
                          0.000
                          1.000     2.01     26.52           10.34          7.61        5.786                 2.974       1.000
                          1.500     0.00     82.51            0.00         17.49        6.681                 2.590       1.500
                          2.000     0.00      0.00            0.00        100.00        6.200                 3.000       2.000
                          2.500
                          3.000


                                         Weighted
                                           Avg.
                                            %              %            %
                                       Manufactured       Hard         Soft
                                % MI     Housing       Prepayments  Prepayments
Current Balance
0.01-50,000.00                  1.38      0.21
50,000.01-100,000.00           48.35      3.70
100,000.01-150,000.00          65.83      3.96
150,000.01-200,000.00          67.86      2.44
200,000.01-250,000.00          71.42      1.74
250,000.01-300,000.00          69.02      0.96
300,000.01-350,000.00          70.34      0.11
350,000.01-400,000.00          72.15      0.00
400,000.01-450,000.00          64.96      0.43
450,000.01-500,000.00          68.85      0.00
500,000.01-550,000.00          68.06      0.00
550,000.01-600,000.00          67.69      0.00
600,000.01-650,000.00          62.28      0.00
650,000.01>=                   13.54      0.00
Total:                         62.00      1.40

Gross Coupon
<=4.500
4.501-5.000                   100.00      0.00
5.001-5.500                    62.54      0.21
5.501-6.000                    66.01      0.53
6.001-6.500                    63.15      0.85
6.501-7.000                    64.53      0.97
7.001-7.500                    64.92      1.35
7.501-8.000                    68.36      1.95
8.001-8.500                    70.98      2.42
8.501-9.000                    67.15      1.93
9.001-9.500                    57.56      2.38
9.501-10.000                   50.75      1.68
10.000>=                       20.25      0.66
Total:                         62.00      1.40

Net Coupon
<=4.500
4.501-5.000
5.001-5.500
5.501-6.000
6.001-6.500
6.501-7.000
7.001-7.500
7.501-8.000
8.001-8.500
8.501-9.000
9.001-9.500
9.501-10.000
10.000>=
Total:

FICO
<=500                          18.90      0.00
501-520                        49.00      0.00
521-540                        53.81      0.16
541-560                        59.46      0.06
561-580                        65.24      0.50
581-600                        58.42      2.22
601-620                        55.63      2.06
621-640                        64.03      2.21
641-660                        67.67      2.08
661-680                        65.55      1.52
681-700                        68.18      0.91
701-720                        70.70      1.36
721-740                        65.85      1.35
741-760                        70.05      0.43
761-780                        69.43      0.31
781>=                          64.95      1.25
Total:                         62.00      1.40

LTV
<=30.00                         0.00      0.05
30.01-35.00                     0.00      1.19
35.01-40.00                     0.00      2.34
40.01-45.00                     0.00      0.00
45.01-50.00                     0.00      1.73
50.01-55.00                     0.00      1.55
55.01-60.00                     0.00      1.20
60.01-65.00                    61.11      1.14
65.01-70.00                    61.41      1.61
70.01-75.00                    63.63      1.82
75.01-80.00                    75.59      0.82
80.01-85.00                    68.74      7.91
85.01-90.00                    77.62      0.30
90.01-95.00                    51.04      0.00
95.01-100.00                   43.26      0.00
100.01>=
Total:                         62.00      1.40

Combined LTV
<=30.00                         0.00      1.34
30.01-35.00                     0.00      1.54
35.01-40.00                     0.00      2.47
40.01-45.00                     0.00      0.00
45.01-50.00                     0.00      1.73
50.01-55.00                     0.00      1.52
55.01-60.00                     0.00      1.19
60.01-65.00                    60.39      1.13
65.01-70.00                    60.72      1.60
70.01-75.00                    62.87      1.80
75.01-80.00                    75.16      0.82
80.01-85.00                    67.24      7.74
85.01-90.00                    77.28      0.30
90.01-95.00                    49.82      0.00
95.01-100.00                   18.01      0.00
100.01>=
Total:                         62.00      1.40

Prepayment Penalty Term
0 months                       59.96      0.47
12 months                      65.83      0.02
24 months                      60.86      1.77
30 months                      95.40      0.00
36 months                      65.62      2.70
60 months                      15.78      0.00
Total:                         62.00      1.40

Original Term to Maturity
                               66.46      0.00
                               53.03      3.56
                               69.00      0.00
                               62.02      1.40

Total:                         62.00      1.40

Range of Remaining Terms
0-60
61-120                         66.46      0.00
121-180                        53.03      3.56
181-240                        69.00      0.00
241-300
301-360                        62.02      1.40
361-420
421-480
Total:                         62.00      1.40

Debt to Income Ratio
<= 0.00                        73.98      0.00
0.01-5.00                      57.72      7.73
5.01-10.00                     71.11      0.00
10.01-15.00                    57.05      0.00
15.01-20.00                    60.43      2.44
20.01-25.00                    58.83      1.60
25.01-30.00                    61.93      1.79
30.01-35.00                    66.33      1.47
35.01-40.00                    64.79      1.47
40.01-45.00                    68.07      1.26
45.01-50.00                    64.18      1.25
50.01-55.00                    46.51      1.63
55.01-60.00                    45.00      1.06
>60.01
Total:                         62.00      1.40

Loan Type
2/28 6 MO LIBOR                69.73      2.09
2/28 6 MO LIBOR IO             44.85      0.00
Fixed Rate 30 Yr               57.42      2.12
2/28 6 MO LIBOR 40/30 Balloo   75.94      0.00
5/25 6 MO LIBOR IO             56.51      0.00
5/25 6 MO LIBOR                77.55      1.60
3/27 6 MO LIBOR                64.81      3.72
Fixed Rate 40/30 Balloon       80.41      0.00
Fixed Rate 30 Yr 5Yr IO        56.03      0.00
3/27 6 MO LIBOR IO             42.59      0.00
5/25 6 MO LIBOR 40/30 Balloo   87.37      0.00
Fixed Rate 15 Yr               51.21      3.53
Fixed Rate 20 Yr               69.63      0.00
3/27 6 MO LIBOR 40/30 Balloo   88.62      0.00
Fixed Rate 30 Yr Rate Reduct   15.95      1.20
6 MO LIBOR                     62.00      0.00
6 MO LIBOR 40/30 Balloon       62.45      0.00
2/13 6 MO LIBOR                73.62      4.61
15/15 6 MO LIBOR IO           100.00      0.00
15/15 6 MO LIBOR               28.33      0.00
Fixed Rate 10 Yr               66.46      0.00
3/12 6 MO LIBOR                38.07      0.00
Fixed Rate 20 Yr Rate Reduct    0.00      0.00
Fixed Rate 15 Yr Rate Reduct    0.00      0.00
Total:                         62.00      1.40

IO Term
                               67.37      1.90


                               46.71      0.00


Total:                         62.00      1.40

Lien Position
First Lien                     64.64      1.46
Second Lien                     0.00      0.00
Total:                         62.00      1.40
Simultaneous Seconds
Silent Seconds                 81.04      0.00
Total:                         62.00      1.40

Documentation Type
Full Documentation             59.02      2.59
Stated Income Documentation    65.50      0.01
No Documentation               74.33      0.00
Lite Documentation             45.71      2.08
Business Bank Statements       29.51      0.00
Total:                         62.00      1.40

Loan Purpose
Cash Out Refinance             58.08      1.65
Purchase                       69.07      0.63
Rate/Term Refinance            62.81      3.10
Total:                         62.00      1.40

Occupancy Status
Primary                        61.60      1.51
Investor                       67.43      0.00
Second Home                    64.30      0.79
Total:                         62.00      1.40

State Concentration
Alabama                        72.46      0.00
Alaska                        100.00      0.00
Arizona                        63.79      6.99
Arkansas                       72.68      3.37
California                     53.65      1.13
Colorado                       55.92      2.93
Connecticut                    64.87      0.00
Delaware                       63.21      5.79
District of Columbia           54.68      0.00
Florida                        61.90      0.75
Georgia                        67.57      0.20
Hawaii                         54.85      0.00
Idaho                          48.82     16.54
Illinois                       68.94      0.00
Indiana                        62.50      3.53
Iowa                           55.15      0.96
Kansas                         72.93      4.67
Kentucky                       71.53      2.55
Louisiana                      62.31      4.65
Maine                          77.08      4.37
Maryland                       63.58      0.36
Massachusetts                  63.39      0.00
Michigan                       70.75      3.33
Minnesota                      67.86      3.83
Mississippi                    65.41      0.00
Missouri                       67.24      0.00
Montana                        50.83     18.16
Nebraska                       47.78      4.72
Nevada                         52.61      6.83
New Hampshire                  69.84      0.63
New Jersey                     62.16      0.00
New York                       62.86      0.00
North Carolina                 70.95      3.20
North Dakota                   79.32      0.00
Ohio                           71.84      2.63
Oklahoma                       69.94      4.27
Oregon                         57.30     17.51
Pennsylvania                   72.84      0.59
Rhode Island                   71.66      0.00
South Carolina                 72.71      1.79
South Dakota                   83.68      0.00
Tennessee                      72.45      2.65
Texas                          72.63      0.12
Utah                           69.75      2.27
Vermont                        84.48      3.02
Virginia                       64.22      0.69
Washington                     56.95     10.27
Wisconsin                      72.72      1.38
Wyoming                        77.05      8.17
Total:                         62.00      1.40

Gross Margin Range
<=2.000
2.001-2.500                     0.00      0.00
2.501-3.000                    50.42      0.00
3.001-3.500                    47.03      0.00
3.501-4.000                    66.79      1.39
4.001-4.500                    60.78      1.43
4.501-5.000                    64.07      1.81
5.001-5.500                    64.10      1.50
5.501-6.000                    66.79      1.57
6.001-6.500                    65.93      0.87
6.501-7.000                    66.31      1.16
7.001-7.500                    51.95      0.47
7.501-8.000                    43.44      0.51
8.001-8.500                    53.73      0.00
8.501-9.000                    17.48      0.00
9.001-9.500                    51.21      0.00
9.501-10.000                    0.00      0.00
10.001>=                        0.00      0.00
Total:                         62.97      1.28

Initial Periodic Cap

                               62.13      0.00
                              100.00      0.00
                               52.44      0.00

                               63.20      1.31

Subsequent Periodic Cap

                               62.96      1.28
                               82.51      0.00
                                0.00      0.00
